UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of
the Securities Exchange Act of 1934 (Amendment No. )

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ALPHABET INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2018 Annual Meeting

of Stockholders and Proxy Statement

1600 Amphitheatre Parkway
Mountain View, California 94043
(650) 253-0000

April 27, 2018

Dear Stockholders:

We are pleased to invite you to attend our 2018 Annual Meeting of Stockholders (Annual Meeting) to be held on Wednesday, June 6, 2018 at 9:00 a.m., local time, at our headquarters at 1600 Amphitheatre Parkway, Mountain View, California 94043. For your convenience, we are also pleased to offer a live webcast of our Annual Meeting at https://www.youtube.com/c/AlphabetIR.

Details regarding admission to the Annual Meeting and the business to be conducted are described in the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail and in this proxy statement. We have also made available a copy of our 2017 Annual Report to Stockholders (Annual Report) with this proxy statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business.

We have elected to provide access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. We are constantly focused on improving the ways people connect with information, and believe that providing our proxy materials over the Internet increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact of our Annual Meeting. If you want more information, please see the Questions and Answers section of this proxy statement or visit the 2018 Annual Meeting section of our Investor Relations website.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form. Please review the instructions on each of your voting options described in this proxy statement, as well as in the Notice you received in the mail.

Also, please let us know if you plan to attend our Annual Meeting by marking the appropriate box on the enclosed proxy card, if you requested to receive printed proxy materials, or, if you vote by telephone or over the Internet, by indicating your plans when prompted.

Thank you for your ongoing support of, and continued interest in Alphabet. We look forward to seeing you at our Annual Meeting.

Sincerely,

Larry Page Chief Executive Officer	Sergey Brin President	John L. Hennessy Chairman of the Board of Directors

Notice of 2018 Annual Meeting of Stockholders

Wednesday, June 6, 2018

9:00 a.m., local time

Alphabet’s headquarters, 1600 Amphitheatre Parkway, Mountain View, California 94043

LIVE WEBCAST

Available at https://www.youtube.com/c/AlphabetIR, starting at 9:00 a.m., local time, on Wednesday, June 6, 2018.

ITEMS OF BUSINESS

1.	To elect eleven members of the Board of Directors of Alphabet (the Board of Directors) to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.
2.	To ratify the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2018.
3.	To approve amendments to Alphabet’s 2012 Stock Plan to increase the share reserve by 11,500,000 shares of Class C capital stock and to prohibit the repricing of stock options granted under the 2012 Stock Plan without stockholder approval.
4.	To consider and vote upon a stockholder proposal regarding equal shareholder voting, if properly presented.
5.	To consider and vote upon a stockholder proposal regarding a lobbying report, if properly presented.
6.	To consider and vote upon a stockholder proposal regarding a report on gender pay, if properly presented.
7.	To consider and vote upon a stockholder proposal regarding simple majority vote, if properly presented.
8.	To consider and vote upon a stockholder proposal regarding a sustainability metrics report, if properly presented.
9.	To consider and vote upon a stockholder proposal regarding board diversity and qualifications, if properly presented.
10.	To consider and vote upon a stockholder proposal regarding a report on content governance, if properly presented.
11.	To consider such other business as may properly come before the meeting.

ADJOURNMENTS AND POSTPONEMENTS

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

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RECORD DATE

You are entitled to vote only if you were a stockholder of Alphabet Class A or Class B common stock as of the close of business on April 18, 2018 (Record Date).

VOTING

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice you received in the mail, the section titled “Questions and Answers About the Proxy Materials and the Annual Meeting” beginning on page 11 of this proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

April 27, 2018

By order of the Board of Directors,

Larry Page	John L. Hennessy
Chief Executive Officer	Chairman of the Board of Directors

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about April 27, 2018.

In this proxy statement, the words “Alphabet,” the “company,” “we,” “our,” “ours,” “us” and similar terms refer to Alphabet Inc. and its consolidated subsidiaries, unless the context indicates otherwise, and the word “Google” refers to Google LLC, a wholly owned subsidiary of Alphabet.

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IMPORTANT NOTICE REGARDING INTERNET
AVAILABILITY OF PROXY MATERIALS

This proxy statement and our 2017 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, are available at https://abc.xyz/investor/other/annual-meeting.html.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of Alphabet under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (Exchange Act), the sections of this proxy statement titled “Report of the Audit Committee of the Board of Directors” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (SEC)) and “Executive Compensation—Leadership Development and Compensation Committee Report” shall not be deemed to be so incorporated, unless specifically stated otherwise in such filing.

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2018 PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Annual Meeting of Stockholders

Time and Date: 9:00 a.m., local time, on Wednesday, June 6, 2018.

Place: Alphabet’s headquarters at 1600 Amphitheatre Parkway, Mountain View, California 94043.

Record Date: April 18, 2018.

Voting: Holders of Class A or Class B common stock as of the Record Date are entitled to vote. Each share of Class A common stock is entitled to one (1) vote for each director nominee and one (1) vote for each of the proposals to be voted on. Each share of Class B common stock is entitled to ten (10) votes for each director nominee and ten (10) votes for each of the proposals to be voted on. The holders of the shares of Class A common stock and Class B common stock are voting as a single class on all matters. Holders of Class C capital stock have no voting power as to any items of business that will be voted on at the Annual Meeting.

Entry: You are entitled to attend the Annual Meeting only if you were an Alphabet stockholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, and a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or similar evidence of ownership.

You should be prepared to present valid photo identification for admittance. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. Due to security measures, large bags will not be permitted, and you and your items will be subject to search prior to your admittance to the Annual Meeting. Please let us know if you plan to attend the Annual Meeting by marking the appropriate box on the enclosed proxy card, if you requested to receive printed proxy materials, or, if you vote by telephone or over the Internet, by indicating your plans when prompted. Since seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis.

If you decide to attend the Annual Meeting in person, upon your arrival you will need to register as a visitor with the registration desk located at 1255 Pear Avenue, Mountain View, California 94043. See the section titled “Information Concerning Alphabet’s Annual Meeting of Stockholders” for further instructions. Check-in will begin at the parking lot of 1255 Pear Avenue at 7:30 a.m., local time, and you should allow ample time for the check-in procedures.

Voting Matters

		Alphabet Board
		Voting	Page Reference
Proposal		Recommendation	(for more detail)
Management Proposals:
(1)	Election of eleven directors	FOR each nominee	50
(2)	Ratification of the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2018	FOR	51
(3)	Amendments to Alphabet’s 2012 Stock Plan to increase the share reserve by 11,500,000 shares of Class C capital stock and to prohibit the repricing of stock options granted under the 2012 Stock Plan without stockholder approval	FOR	52
Stockholder Proposals:
(4)	Stockholder proposal regarding equal shareholder voting	AGAINST	58
(5)	Stockholder proposal regarding a lobbying report	AGAINST	60
(6)	Stockholder proposal regarding a report on gender pay	AGAINST	62
(7)	Stockholder proposal regarding simple majority vote	AGAINST	64
(8)	Stockholder proposal regarding a sustainability metrics report	AGAINST	66
(9)	Stockholder proposal regarding board diversity and qualifications	AGAINST	68
(10)	Stockholder proposal regarding a report on content governance	AGAINST	70

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Director Nominees

The following table provides summary information about each director nominee as of April 18, 2018.

Name	Age	Director Since	Occupation	Experience/ Qualification		Membership on Standing Committees
					Independent	AC	LDCC	NCGC	EC
Larry Page	45	1998	Chief Executive Officer, Alphabet, and Co-Founder	Leadership, Technology
Sergey Brin	44	1998	President, Alphabet, and Co-Founder	Leadership, Technology
Eric E. Schmidt	62	2001	Technical Advisor, Former Executive Chairman, Alphabet	Leadership, Technology
L. John Doerr	66	1999	General Partner of Kleiner Perkins Caufield & Byers	Leadership, Technology, Finance, Global, Industry
Roger W. Ferguson, Jr.	66	2016	President and Chief Executive Officer of TIAA	Leadership, Finance, Global
Diane B. Greene	62	2012	Senior Vice President, Chief Executive Officer, Google Cloud, Former Chief Executive Officer and President of VMware	Leadership, Technology, Industry
John L. Hennessy	65	2004	Former President of Stanford University	Leadership, Education, Technology
Ann Mather	58	2005	Former Chief Financial Officer of Pixar	Leadership, Finance
Alan R. Mulally	72	2014	Former Chief Executive Officer and President of Ford Motor Company	Leadership, Finance, Global, Industry
Sundar Pichai	45	2017	Chief Executive Officer, Google	Leadership, Technology
K. Ram Shriram	61	1998	Managing Partner of Sherpalo Ventures	Leadership, Technology, Global, Industry
AC	Audit Committee	Committee Chairperson

LDCC	Leadership Development and Compensation Committee	Audit Committee Financial Expert

NCGC	Nominating and Corporate Governance Committee	Chairman of the Board of Directors

EC	Executive Committee

Each director nominee serves as a current director and attended at least 75% of all meetings of the Board of Directors and each committee on which she or he sat during 2017.

Auditors

We are asking our stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Set forth below is summary information with respect to the fees paid or accrued by us for the audit and other services provided by Ernst & Young LLP during 2016 and 2017 (in thousands).

	2016 ($)	2017 ($)
Audit Fees	14,005	16,742
Audit-Related Fees	2,838	4,365
Tax Fees	3,462	4,547
Other Fees	655	334
Total Fees	20,960	25,988

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Proxy Materials

1.	Why am I receiving these materials?

Our Board of Directors has made these materials available to you on the Internet, or, upon your request, has delivered printed proxy materials to you, in connection with the solicitation of proxies for use at Alphabet’s 2018 Annual Meeting of Stockholders (Annual Meeting), which will take place on Wednesday, June 6, 2018 at 9:00 a.m., local time, at our headquarters located at 1600 Amphitheatre Parkway, Mountain View, California 94043. You are invited to attend the Annual Meeting if you were an Alphabet stockholder as of the close of business on April 18, 2018, the Record Date for the Annual Meeting, or hold a valid proxy for the Annual Meeting. If you are a holder of Alphabet Class A or Class B common stock as of the Record Date, you are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under the SEC rules and that is designed to assist you in voting your shares.

2.	What is included in the proxy materials?

The proxy materials include:

●	our proxy statement for the Annual Meeting;
●	our Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2017; and
●	the proxy card or a voting instruction form for the Annual Meeting.
3.	What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

4.	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the SEC, we may furnish proxy materials, including this proxy statement and our Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

5.	I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request,

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we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders may contact us as follows:

Investor Relations Alphabet Inc. 1600 Amphitheatre Parkway Mountain View, California 94043	Email: investor-relations@abc.xyz	(650) 253-3393

Stockholders who hold shares in street name (as described on page 13) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

6.	How can I access the proxy materials over the Internet?

The Notice, proxy card or voting instruction form will contain instructions on how to:

●	view our proxy materials for the Annual Meeting on the Internet and vote your shares; and
●	instruct us to send our future proxy materials to you electronically by email.

Our proxy materials are also available on our Investor Relations website at https://abc.xyz/investor/other/annual-meeting.html.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you revoke it.

Voting Information

7.	What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

●	the election of eleven directors;
●	the ratification of the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2018;
●	the approval of amendments to Alphabet’s 2012 Stock Plan to increase the share reserve by 11,500,000 shares of Class C capital stock and to prohibit the repricing of stock options granted under the 2012 Stock Plan without stockholder approval;
●	a stockholder proposal regarding equal shareholder voting;
●	a stockholder proposal regarding a lobbying report;
●	a stockholder proposal regarding a report on gender pay;
●	a stockholder proposal regarding simple majority vote;
●	a stockholder proposal regarding a sustainability metrics report;
●	a stockholder proposal regarding board diversity and qualifications; and
●	a stockholder proposal regarding a report on content governance.

We will also consider any other business that properly comes before the Annual Meeting. See Question 21.

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8.	How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares:

●	“FOR” each of the nominees to the Board of Directors;
●	“FOR” the ratification of the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2018;
●	“FOR” the approval of amendments to Alphabet’s 2012 Stock Plan to increase the share reserve by 11,500,000 shares of Class C capital stock and to prohibit the repricing of stock options granted under the 2012 Stock Plan without stockholder approval;
●	“AGAINST” the stockholder proposal regarding equal shareholder voting;
●	“AGAINST” the stockholder proposal regarding a lobbying report;
●	“AGAINST” the stockholder proposal regarding a report on gender pay;
●	“AGAINST” the stockholder proposal regarding simple majority vote;
●	“AGAINST” the stockholder proposal regarding a sustainability metrics report;
●	“AGAINST” the stockholder proposal regarding board diversity and qualifications; and
●	“AGAINST” the stockholder proposal regarding a report on content governance.
9.	What shares can I vote?

Each share of Alphabet Class A common stock and Class B common stock issued and outstanding as of the close of business on April 18, 2018, the Record Date for the Annual Meeting, is entitled to be voted on all items being voted on at the Annual Meeting. Holders of Alphabet Class C capital stock have no voting power as to any items of business that will be voted on at the Annual Meeting. You may vote all shares of Alphabet Class A common stock and Class B common stock that you owned as of the Record Date, including shares held: (1) directly in your name as the stockholder of record, and (2) for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the Record Date, we had 345,596,538 shares of Class A common stock and Class B common stock issued and outstanding, consisting of 298,656,198 shares of Class A common stock and 46,940,340 shares of Class B common stock. On the Record Date, we had 348,952,225 shares of Class C capital stock issued and outstanding.

10.	How many votes am I entitled to per share?

Each holder of shares of Alphabet Class A common stock is entitled to one (1) vote for each share of Class A common stock held as of the Record Date, and each holder of shares of Alphabet Class B common stock is entitled to ten (10) votes for each share of Class B common stock held as of the Record Date. The holders of the shares of Alphabet Class A common stock and Class B common stock are voting as a single class on all matters described in this proxy statement for which your vote is being solicited.

11.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most Alphabet stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

●	Stockholder of Record—If your shares are registered directly in your name with our transfer agent, Computershare Investor Services (Computershare), you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you by Computershare. As the stockholder of record, you have the right to grant your voting proxy directly to Alphabet or to vote in person at the Annual Meeting. If you requested to receive printed proxy materials, Computershare has enclosed or sent a proxy card for you to use. You may also vote on the Internet, by telephone, or by mail as described in the Notice and under Question 13.
●	Beneficial Owner—If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the Internet, by telephone, or by mail, as described in the Notice and under Question 13.

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12.	How can I vote my shares in person at the Annual Meeting?

You may vote your shares held in your name as the stockholder of record in person at the Annual Meeting. You may vote your shares held beneficially in street name in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

13.	How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting.

If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card.

If you hold shares beneficially in street name, you may also vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by telephone or mail by following the voting instruction form provided to you by your broker, bank, trustee, or nominee.

14.	Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your vote at any time prior to the taking of the vote at the Annual Meeting by:

●	granting a new proxy bearing a later date by following the instructions provided in the Notice or the proxy card, which will automatically revoke the previous proxy;
●	providing a written notice of revocation to Alphabet’s Corporate Secretary at Alphabet Inc., 1600 Amphitheatre Parkway, Mountain View, California 94043 and sending a copy via email to corporatesecretary@abc.xyz; or
●	attending the Annual Meeting and voting in person.

If you hold shares beneficially in street name, you may change your vote at any time prior to the taking of the vote at the Annual Meeting by:

●	submitting new voting instructions to your broker, bank, trustee, or nominee by following the instructions they provided; or
●	if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person using a valid legal proxy.

Note that for both stockholders of record and beneficial owners, attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the Annual Meeting.

15.	Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Alphabet or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to Alphabet management.

16.	How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock outstanding as of the Record Date must be present in person or represented by proxy. Both abstentions and broker non-votes (described on page 15) are counted for the purpose of determining the presence of a quorum.

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17.	How are votes counted?

In the election of directors (Proposal Number 1), you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

For the other items of business, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on a properly executed proxy card or over the telephone or Internet, the shares will be voted as recommended by our Board of Directors.

18.	What is the voting requirement to approve each of the proposals?

In the election of directors, the eleven persons receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected.

The approval of the remaining nine proposals described below requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class:

●	the ratification of the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal Number 2);
●	the approval of amendments to Alphabet’s 2012 Stock Plan to increase the share reserve by 11,500,000 shares of Class C capital stock and to prohibit the repricing of stock options granted under the 2012 Stock Plan without stockholder approval (Proposal Number 3);
●	the stockholder proposal regarding equal shareholder voting (Proposal Number 4);
●	the stockholder proposal regarding a lobbying report (Proposal Number 5);
●	the stockholder proposal regarding a report on gender pay (Proposal Number 6);
●	the stockholder proposal regarding simple majority vote (Proposal Number 7);
●	the stockholder proposal regarding a sustainability metrics report (Proposal Number 8);
●	the stockholder proposal regarding board diversity and qualifications (Proposal Number 9); and
●	the stockholder proposal regarding a report on content governance (Proposal Number 10).

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine,” except for the proposal to ratify the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2018. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered voting power present with respect to that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained.

Abstentions are considered voting power present at the Annual Meeting and thus will have the same effect as votes against each of the matters scheduled to be voted on at the Annual Meeting (other than the election of directors).

Please note that since brokers may not vote your shares on “non-routine” matters, including the election of directors (Proposal Number 1), the proposal to amend Alphabet’s 2012 Stock Plan (Proposal Number 3), and each of the stockholder proposals (Proposals Number 4 through Number 10), in the absence of your specific instructions, we encourage you to provide instructions to your broker regarding the voting of your shares.

19.	Is cumulative voting permitted for the election of directors?

No, you may not cumulate your votes for the election of directors.

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20.	Who will bear the cost of soliciting votes for the Annual Meeting?

Alphabet will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have also retained Georgeson LLC to assist us in the distribution of proxy materials. We will pay Georgeson LLC a fee of approximately $1,200 plus reasonable out-of-pocket expenses for these services.

21.	What happens if additional matters are presented at the Annual Meeting?

Other than the ten items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Larry Page, Ruth M. Porat, David C. Drummond, Kent Walker, and Kathryn W. Hall, or any of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If, for any reason, any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

22.	Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and publish final voting results on the Investor Relations section of our website at https://abc.xyz/investor/other/annual-meeting.html. We will also disclose the final voting results in a Current Report on Form 8-K filed with the SEC within four business days of the Annual Meeting.

Attending the Annual Meeting

23.	How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting if you were a holder of Alphabet Class A or Class B common stock as of the Record Date or you hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis. You must present valid photo identification, such as a driver’s license or passport, for admittance. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to April 18, 2018, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership.

If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. Due to security measures, large bags and packages will not be permitted, and you and your items will be subject to search prior to your admittance to the Annual Meeting.

Please let us know if you plan to attend the Annual Meeting by marking the appropriate box on the enclosed proxy card, if you requested to receive printed proxy materials, or, if you vote by telephone or Internet, by indicating your plans when prompted.

The Annual Meeting will begin promptly at 9:00 a.m., local time. Check-in will begin at the parking lot of 1255 Pear Avenue, Mountain View, California 94043 at 7:30 a.m., local time, and you should allow ample time for the check-in procedures.

24.	Is the Annual Meeting going to be webcast?

For your convenience, we are pleased to offer a live webcast of our Annual Meeting at https://www.youtube.com/c/AlphabetIR.

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25.	Who will serve as inspector of elections?

The inspector of elections will be a representative from Computershare.

26.	How can I contact Alphabet’s transfer agent?

Contact our transfer agent by either writing to Computershare Investor Services, P.O. Box 505000, Louisville, KY 40233-5000 (courier services should be sent to Computershare Investor Services, 462 South 4th Street, Suite 1600, Louisville, KY 40202-3467), by telephoning shareholder services 1-866-298-8535 (toll free within the USA, US territories and Canada) or 1-781-575-2879 or by visiting Investor Centre™ portal at www.computershare.com/investor.

Stockholder Proposals, Director Nominations,
and Related Bylaw Provisions

27.	What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Stockholder Proposals: Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the 2019 Annual Meeting of Stockholders by submitting their proposals in writing to Alphabet’s Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2019 Annual Meeting of Stockholders, the Corporate Secretary of Alphabet must receive the written proposal at our principal executive offices or at the email address set forth below no later than December 28, 2018. If we hold our 2019 Annual Meeting of Stockholders more than 30 days before or after June 6, 2019 (the one-year anniversary date of the 2018 Annual Meeting of Stockholders), we will disclose the new deadline by which stockholder proposals must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act and with the SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed in one of the following two ways:

1. via mail with a copy via email:			2. via email only:
Alphabet Inc. Attn: Corporate Secretary 1600 Amphitheatre Parkway Mountain View, California 94043	With a copy via email: corporatesecretary@abc.xyz	OR	corporatesecretary@abc.xyz

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is: (1) specified in the notice of a meeting given by or at the direction of our Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of our Board of Directors, or (3) properly brought before the meeting by a stockholder entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2019 Annual Meeting of Stockholders, our Corporate Secretary must receive the written notice at our principal executive offices or at the email address set forth above:

●	not earlier than the close of business on February 6, 2019, and
●	not later than the close of business on March 8, 2019.

If we hold our 2019 Annual Meeting of Stockholders more than 30 days before or after June 6, 2019 (the one-year anniversary date of the 2018 Annual Meeting of Stockholders), the notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

●	the 10th day following the day on which notice of the meeting date is mailed, or
●	the 10th day following the day on which public disclosure of the meeting date is made.

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If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates: You may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors, and should be directed to the Corporate Secretary of Alphabet at the mailing and/or email address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Directors, Executive Officers, and Corporate Governance—Corporate Governance and Board Matters—Consideration of Director Nominees—Stockholder Recommendations and Nominees” on page 26 of this proxy statement.

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with the advance notice procedure set forth in our bylaws, which, in general, require that our Corporate Secretary receive the notice within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

Copy of Bylaw Provisions: A copy of our bylaws is available at https://abc.xyz/investor/other/bylaws.html. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for submitting stockholder proposals and nominating director candidates.

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DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Directors and Executive Officers

The names of our directors and executive officers and their ages, positions, and biographies as of April 18, 2018 are set forth below. Our executive officers are appointed by, and serve at the discretion of, our Board of Directors. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Larry Page	45	Chief Executive Officer, Alphabet, Co-Founder and Director
Sergey Brin	44	President, Alphabet, Co-Founder and Director
Eric E. Schmidt	62	Technical Advisor, Alphabet, and Director
L. John Doerr	66	Director
Roger W. Ferguson, Jr.	66	Director
Diane B. Greene	62	Senior Vice President, Chief Executive Officer, Google Cloud, and Director
John L. Hennessy	65	Chairman of the Board
Ann Mather	58	Director
Alan R. Mulally	72	Director
Sundar Pichai	45	Chief Executive Officer, Google, and Director
K. Ram Shriram	61	Director
David C. Drummond	55	Senior Vice President, Corporate Development, and Chief Legal Officer, Alphabet
Ruth M. Porat	60	Senior Vice President, and Chief Financial Officer, Alphabet and Google

Larry Page

Director Since 1998

Larry Page, Chief Executive Officer of Alphabet, was one of Google’s founders and has served as a member of our Board of Directors since its inception in September 1998, and as Google’s Chief Executive Officer from April 2011 to October 2015 (when he became the Chief Executive Officer of Alphabet). From July 2001 to April 2011, Larry served as Google’s President, Products. In addition, from September 1998 to July 2001, Larry served as Google’s Chief Executive Officer, and from September 1998 to July 2002, as Google’s Chief Financial Officer. Larry holds a Master of Science degree in computer science from Stanford University and a Bachelor of Science degree in engineering, with a concentration in computer engineering, from the University of Michigan.

Sergey Brin

Director Since 1998

Sergey Brin, President of Alphabet, was one of Google’s founders and has served as a member of our Board of Directors since its inception in September 1998. Previously, Sergey served as Google’s President, Technology and Co-Founder. In addition, from September 1998 to July 2001, Sergey served as Google’s President and Chairman of Google’s Board of Directors. Sergey holds a Master of Science degree in computer science from Stanford University and a Bachelor of Science degree with high honors in mathematics and computer science from the University of Maryland at College Park.

Eric E. Schmidt

Director Since 2001

Eric E. Schmidt, Technical Advisor of Alphabet, has served as a member of our Board of Directors since March 2001, and as Executive Chairman of our Board of Directors from April 2011 to January 2018. From July 2001 to April 2011, Eric served as Google’s Chief Executive Officer. He was the chairman of Google’s board of directors from March 2001 to April 2004, and again from April 2007 to April 2011. Prior to joining Google, from April 1997 to November 2001, Eric served as chairman of the board of directors of Novell, Inc., a computer networking company, and, from April 1997 to July 2001, as the Chief Executive Officer of Novell. From 1983 until March 1997, Eric held various positions at Sun Microsystems, Inc., a supplier of network computing solutions, including Chief Technology Officer from February 1994 to March 1997, and President of Sun Technology Enterprises from February 1991 until February 1994. Eric is a visiting innovation fellow at the Massachusetts Institute of Technology. Eric holds a Doctoral degree and a Master of Science degree in computer science from the University of California, Berkeley, and a Bachelor of Science degree in electrical engineering from Princeton University.

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L. John Doerr

Director Since 1999

L. John Doerr has served as a member of our Board of Directors since May 1999. John has been a General Partner of Kleiner Perkins Caufield & Byers, a venture capital firm, since August 1980. John has also been a member of the board of directors of Amyris, Inc., a renewable products company, since May 2006, and serves as chair of its nominating and governance committee and as a member of its leadership development and compensation committee. John was previously a director of Zynga, Inc., a provider of social game services, from April 2013 to May 2017. John holds a Master of Business Administration degree from Harvard Business School, and a Master of Science degree in electrical engineering and computer science, and a Bachelor of Science degree in electrical engineering from Rice University.

Roger W. Ferguson, Jr.

Director Since 2016

Roger W. Ferguson, Jr. has served as a member of our Board of Directors since June 2016. Roger has served as the President and Chief Executive Officer of TIAA, a major financial services company, since April 2008. He joined TIAA after his tenure at Swiss Re, a global reinsurance company, where he served as Chairman of the firm’s America Holding Corporation, Head of Financial Services, and a member of the Executive Committee from 2006 to 2008. Prior to that, Roger joined the Board of Governors of the U.S. Federal Reserve System in 1997 and served as its Vice Chairman from 1999 to 2006, and was a consultant at McKinsey & Company from 1984 to 1997. Roger has been a member of the board of directors of General Mills, Inc., a manufacturer and marketer of branded consumer foods, since December 2015, and serves as chair of its finance committee, and as a member of its corporate governance committee; and a member of the board of directors of International Flavors & Fragrances, Inc., a creator of flavors and fragrances, since April 2010, and serves as chair of its compensation committee. He is currently Chairman of the Conference Board and serves on the board of trustees of the Institute for Advanced Study, The Group of Thirty, and the Memorial Sloan Kettering Cancer Center. Roger holds a Bachelor of Arts degree in economics, a Doctoral degree in economics, and a Juris Doctor degree, all from Harvard University.

Diane B. Greene

Director Since 2012

Diane B. Greene has served as a member of our Board of Directors since January 2012 and as a Senior Vice President, Chief Executive Officer, Google Cloud, since December 2015. Diane founded bebop Technologies, Inc. (bebop) and served as Chief Executive Officer and a member of its board of directors from December 2012 to December 2015 when bebop was acquired by Google. Diane was previously a director of Intuit Inc., a provider of business and financial management solutions, from August 2006 to January 2018. Diane co-founded VMware, Inc., a virtualization software company, in 1998 and took the company public in 2007. She served as Chief Executive Officer and President of VMware from 1998 to 2008, as a member of the board of directors of VMware from 2007 to 2008, and as an Executive Vice President of EMC Corporation, a provider of information infrastructure and virtual infrastructure technologies, solutions and services, from 2005 to 2008. Prior to VMware, Diane held technical leadership positions at Silicon Graphics Inc., a provider of technical computing, storage and data center solutions, Tandem Computers, Inc., a manufacturer of computer systems, and Sybase Inc., an enterprise software and services company, and was Chief Executive Officer of VXtreme, Inc., a developer of streaming media solutions. Diane is also a lifetime member of The MIT Corporation, the governing body of the Massachusetts Institute of Technology. Diane holds a Master of Science degree in computer science from the University of California, Berkeley, a Master of Science degree in naval architecture from the Massachusetts Institute of Technology, and a Bachelor of Arts degree in mechanical engineering from the University of Vermont.

John L. Hennessy

Director Since 2004

John L. Hennessy has served as a member of our Board of Directors since April 2004 and as Chairman of the Board of Directors since January 2018. John previously served as our Lead Independent Director from April 2007 to January 2018. John served as the President of Stanford University from September 2000 to August 2016. John has also been a member of the board of directors of Cisco Systems, Inc., a networking equipment company, since January 2002, and serves on its nominating and governance committee and acquisition committee. He also serves as a trustee of the Gordon and Betty Moore Foundation and as a director of the Chan Zuckerberg Biohub. From 1994 to August 2000, John held various positions at Stanford, including Dean of the Stanford University School of Engineering and Chair of the Stanford University Department of Computer Science. John holds a Doctoral degree and a Master of Science degree in computer science from the State University of New York, Stony Brook, and a Bachelor of Science degree in electrical engineering from Villanova University.

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Ann Mather

Director Since 2005

Ann Mather has served as a member of our Board of Directors since November 2005. Ann has also been a member of the board of directors of: Arista Networks, Inc., a computer networking company, since June 2013, and serves as chair of its audit committee; Glu Mobile Inc., a publisher of mobile games, since September 2005, and serves on its nominating and corporate governance committee; Netflix, Inc., a streaming media company, since July 2010, and serves as chair of its audit committee; and Shutterfly, Inc., an internet-based image publishing company, since May 2013 and serves on its audit committee. Ann has also been an independent trustee to the Dodge & Cox Funds board of trustees since May 2011. Ann was previously a director of Solazyme, Inc., a biotechnology company, from April 2011 to November 2014. From 1999 to 2004, Ann was Executive Vice President and Chief Financial Officer of Pixar, a computer animation film studio. Prior to her service at Pixar, Ann was Executive Vice President and Chief Financial Officer of Village Roadshow Pictures, the film production division of Village Roadshow Limited. Ann holds a Master of Arts degree from Cambridge University in England, is an honorary fellow of Sidney Sussex College, Cambridge, and is a chartered accountant.

Alan R. Mulally

Director Since 2014

Alan R. Mulally has served as a member of our Board of Directors since July 2014. Alan served as President and Chief Executive Officer of Ford Motor Company, a global automotive company, from September 2006 through June 2014. Alan was previously a member of the board of directors of Ford and served on its finance committee from September 2006 through June 2014. From March 2001 to September 2006, Alan served as Executive Vice President of the Boeing Company and President and Chief Executive Officer of Boeing Commercial Airplanes, Inc. He also was a member of the Boeing Executive Council. Prior to that time, he served as President of Boeing’s space and defense business. Alan served as co-chair of the Washington Competitiveness Council and sat on the advisory boards of NASA, the University of Washington, the University of Kansas, the Massachusetts Institute of Technology, and the U.S. Air Force Scientific Advisory Board. He is a member of the U.S. National Academy of Engineering and a fellow of England’s Royal Academy of Engineering. Alan holds a Bachelor of Science and Master of Science degrees in aeronautical and astronautical engineering from the University of Kansas, and a Master’s degree in Management from the Massachusetts Institute of Technology as a 1982 Alfred P. Sloan fellow.

Sundar Pichai

Director Since 2017

Chief Executive Officer, Google

Sundar Pichai, Chief Executive Officer of Google since October 2015, has served as a member of our Board of Directors since July 2017. Sundar previously served as Google’s Senior Vice President of Products from October 2014 to October 2015, and as Google’s Senior Vice President of Android, Chrome and Apps from March 2013 to October 2014. Since joining Google in April 2004, Sundar has held various positions, including Google’s Senior Vice President, Chrome and Apps; Senior Vice President, Chrome; and Vice President, Product Management. Prior to joining Google, Sundar worked in engineering and product management at Applied Materials, Inc., a semiconductor company, and in management consulting at McKinsey & Company, a management consulting firm. Sundar was previously a director of Jive Software, Inc., a provider of communication and collaboration solutions, from April 2011 to July 2013. Sundar holds a Master of Science degree in materials, science and engineering from Stanford University, a Master of Business Administration degree from The Wharton School of the University of Pennsylvania, and a Bachelor of Engineering degree with honors in metallurgical engineering from the Indian Institute of Technology Kharagpur.

K. Ram Shriram

Director Since 1998

K. Ram Shriram has served as a member of our Board of Directors since September 1998. Ram has been a managing partner of Sherpalo Ventures, LLC, an angel venture investment company, since January 2000. From August 1998 to September 1999, Ram served as Vice President of Business Development at Amazon.com, Inc., an ecommerce company. Prior to that, Ram served as President at Junglee Corporation, a provider of database technology, which was acquired by Amazon.com in 1998. Ram was an early member of the executive team at Netscape Communications Corporation. Ram is also on the Stanford University board of trustees. Ram holds a Bachelor of Science degree in mathematics from the University of Madras, India.

David C. Drummond

Senior Vice President, Corporate Development, and Chief Legal Officer, Alphabet

David C. Drummond, Senior Vice President, Corporate Development, Chief Legal Officer and Secretary of Alphabet, has previously served as Google’s Senior Vice President, Corporate Development from January 2006 to October 2015, as Google’s Chief Legal Officer from December 2006 to October 2015, and as Google’s Secretary from 2002 to October 2015. Previously, he served as Google’s Vice President, Corporate Development and General Counsel from February 2002 to December 2005. Prior to joining Google, from July 1999 to February 2002, David served as Chief Financial Officer of SmartForce, an educational software applications company. Prior to that, David was a partner at the law firm of Wilson Sonsini Goodrich & Rosati. David has been a member of the board of directors of KKR Management LLC, the general partner of KKR & Co. L.P., a private equity firm, since March 2014, and serves on its conflicts committee. David holds a Juris Doctor degree from Stanford University and a Bachelor of Arts degree in history from Santa Clara University.

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Ruth M. Porat

Chief Financial Officer, Alphabet and Google

Ruth M. Porat, Senior Vice President and Chief Financial Officer of Alphabet since October 2015 and also Senior Vice President and Chief Financial Officer of Google since May 2015. Prior to joining Google, she served as Executive Vice President and Chief Financial Officer of Morgan Stanley since January 2010. She previously served as Vice Chairman of Investment Banking from September 2003 to December 2009 and as Global Head of the Financial Institutions Group from September 2006 through December 2009. Ruth is Vice Chair of the Stanford University board of trustees and a member of the board of directors of Stanford Management Company, a board member of The Council on Foreign Relations and a member of the Advisory Council of the Hutchins Center on Fiscal and Monetary Policy at the Brookings Institution. Ruth holds a Bachelor of Arts degree from Stanford University, a Master of Business Administration degree with distinction from The Wharton School of the University of Pennsylvania and a Master of Science from the London School of Economics.

Corporate Governance and Board Matters

We have adopted a code of business conduct and ethics for directors, officers (including our principal executive officer, principal financial officer, and principal accounting officer), and employees, known as the Alphabet Code of Conduct. We have also adopted Corporate Governance Guidelines, which, in conjunction with our certificate of incorporation, bylaws, and charters of the standing committees of our Board of Directors, form the framework for our corporate governance. The Alphabet Code of Conduct and our Corporate Governance Guidelines are available on the Investor Relations section of our website at https://abc.xyz/investor/. We will post amendments to the Alphabet Code of Conduct or any waivers of the Alphabet Code of Conduct for directors and executive officers on the same website.

Stockholders may request printed copies of the Alphabet Code of Conduct, the Corporate Governance Guidelines, and committee charters at no charge by sending inquiries to:

Investor Relations Alphabet Inc. 1600 Amphitheatre Parkway Mountain View, California 94043	Email: investor-relations@abc.xyz

Board Meetings

During 2017, the Board of Directors held five meetings and acted by unanimous written/electronic consent twice. Each director attended at least 75% of all Board of Directors and applicable committee meetings. We encourage our directors to attend our annual meeting of stockholders. Four directors attended Alphabet’s 2017 Annual Meeting of Stockholders.

Board Leadership Structure

In October 2015, Larry became the Chief Executive Officer of Alphabet and Eric became the Executive Chairman of the Board of Directors of Alphabet. In January 2018, following Eric’s decision to step down from his role as the Executive Chairman, John L. Hennessy, our Lead Independent Director, was appointed to serve as Alphabet’s Chairman of the Board.

The Board of Directors believes that this leadership structure, which separates the Chairman and Chief Executive Officer roles, is appropriate at this time in light of the evolution of Alphabet’s business and operating environment. In particular, the Board of Directors believes that this structure clarifies the individual roles and responsibilities of Chief Executive Officer and Chairman, streamlines decision-making, and enhances accountability. John, a long-standing member of the Board, has in-depth knowledge of the issues, challenges, and opportunities facing us. As such, the Board of Directors believes that he is best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. His role enables decisive leadership, ensures clear accountability, and enhances the ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers, and users.

Each of the directors other than Larry, Sergey, Eric, Sundar, and Diane is independent (see “Director Independence” on page 26 of this proxy statement), and the Board of Directors believes that the independent directors provide effective oversight of management.

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Board Committees

During 2017, our Board of Directors was composed of thirteen directors. Our Board of Directors has the following four standing committees:

1.	an Audit Committee,
2.	a Leadership Development and Compensation Committee,
3.	a Nominating and Corporate Governance Committee, and
4.	an Executive Committee.

From time to time, the Board of Directors may also establish ad hoc committees to address particular matters.

Each of the standing committees operates under a written charter adopted by the Board of Directors. All of the current standing committee charters are available on the Investor Relations section of our website at https://abc.xyz/investor/other/board.html. Printed copies of the charters are available at no charge to any stockholder who requests them by following the instructions on page 22 of this proxy statement.

The membership and meetings during 2017 and the primary functions of each of the standing committees are described below.

Board of Directors	Audit Committee	Leadership Development and Compensation Committee	Nominating and Corporate Governance Committee	Executive Committee(1)
Larry Page
Sergey Brin
Eric E. Schmidt
L. John Doerr*		(2)
Roger W. Ferguson, Jr.*
Diane B. Greene
John L. Hennessy*
Ann Mather*
Alan R. Mulally*
Sundar Pichai(3)
Paul S. Otellini*		(4)
K. Ram Shriram*
Shirley M. Tilghman*			(5)
Member
Committee Chair
Independent Director
(1)	Effective April 2018, the Executive Committee comprises Larry Page (Chair), Sergey Brin, and Sundar Pichai.
(2)	In October 2017, following Paul S. Otellini’s passing, L. John Doerr was appointed to serve as chair of the Leadership Development and Compensation Committee.
(3)	In July 2017, Sundar Pichai was appointed to the Board of Directors.
(4)	Paul S. Otellini, who was the chair of the Leadership Development and Compensation Committee, passed away on October 2, 2017.
(5)	Shirley M. Tilghman retired from the Board of Directors, effective February 15, 2018.

Audit Committee

The main function of our Audit Committee is to oversee our accounting and financial reporting processes. The Audit Committee’s responsibilities include:

●	Selecting and hiring our independent auditors.
●	Approving the audit and non-audit services to be performed by our independent auditors.
●	Evaluating the qualifications, performance, and independence of our auditors.
●	Overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters.

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●	Reviewing the design, implementation, adequacy, effectiveness and required disclosures of our internal controls and our critical accounting policies.
●	Overseeing the risks and exposures associated with financial matters, tax, accounting, disclosure, investment guidelines and credit and liquidity matters, our programs and policies relating to legal compliance and strategy, and our operational infrastructure, particularly reliability, business continuity, capacity, security, and data privacy, including cybersecurity.
●	Reviewing the appointment of an internal auditing executive and reviewing any significant issues raised by the internal audit team.
●	Reviewing with management and the independent auditors our annual audited financial statements, quarterly financial statements, earnings announcements, and other public announcements regarding our results of operations.
●	Reviewing regulatory filings with management and our independent auditors.
●	Preparing any report the SEC requires for inclusion in our annual proxy statement.
●	Obtaining, reviewing and discussing reports from the independent auditors about all critical accounting policies and practices, alternative treatments of financial information within generally accepted accounting principles, ramifications of their use, and other material written communications between the independent auditors and our management.
●	Reviewing and approving related party transactions.
●	Establishing and overseeing processes and procedures for the receipt, retention, and treatment of complaints and employee submissions about accounting, internal accounting controls, or audit matters.

During 2017, the Audit Committee held six meetings and acted by unanimous written/electronic consent five times.

Our Audit Committee currently comprises Roger W. Ferguson, Jr., Ann Mather (Chair), and Alan R. Mulally, each of whom is a non-employee member of our Board of Directors. Our Board of Directors has determined that each of the directors serving on our Audit Committee is independent within the meaning of the rules of the SEC and the Listing Rules of the NASDAQ Stock Market (NASDAQ).

The Board of Directors has determined that, based on her professional qualifications and experience described above, Ann Mather is an audit committee financial expert as defined under the rules of the SEC, and that each member of the Audit Committee is able to read and understand fundamental financial statements as required by the Listing Rules of NASDAQ.

Leadership Development and Compensation Committee

The purpose of our Leadership Development and Compensation Committee is to oversee our compensation programs. The Leadership Development and Compensation Committee’s responsibilities include:

●	Reviewing and approving our general compensation strategy.
●	Establishing annual and long-term performance goals for our senior management.
●	Conducting and reviewing with our Board of Directors an annual evaluation of the performance of our senior management, as appropriate.
●	Evaluating the competitiveness of the compensation of our senior management.
●	Reviewing and approving the selection of our peer companies for the purposes of benchmarking compensation.
●	Reviewing and approving all salaries, bonuses, equity awards, perquisites, post-service arrangements, stock ownership requirements and other compensation and benefit plans for Alphabet’s Chief Executive Officer and other members of senior management.
●	Reviewing and approving the terms of any offer letters, employment agreements, termination agreements or arrangements, change-in-control agreements, indemnification agreements, and other material agreements between us, on the one hand, and our Chief Executive Officer or member of senior management, on the other.
●	Acting as the administering committee for our stock and bonus plans and for any equity, cash or similar compensation arrangements that may be adopted by us from time to time.
●	Providing oversight for our overall compensation plans and benefit programs for employees, monitoring trends in executive and overall compensation, and making recommendations to the Board of Directors with respect to improvements to such plans and programs or the adoption of new plans and programs.
●	Reviewing and approving compensation programs and stock ownership requirements, as well as salaries, fees, bonuses, and equity awards for the non-employee members of our Board of Directors in conjunction with the Nominating and Corporate Governance Committee.
●	Reviewing plans for the development, retention, and succession of our senior management.
●	Reviewing executive education and development programs.
●	Monitoring total equity usage for compensation and establishing appropriate equity dilution levels.

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●	Reviewing and discussing with management the annual Compensation Discussion and Analysis (CD&A) disclosure and the related narrative and tabular presentations regarding named executive officer compensation and, based on this review and discussions, making a recommendation to include the CD&A disclosure and the tabular presentations in our annual public filings.
●	Preparing and approving the annual Leadership Development and Compensation Committee Report to be included in our annual public filings.
●	Overseeing risks and exposures associated with leadership assessment, management succession planning, and the operation and structure of compensation programs and arrangements, including incentive plans.

During 2017, the Leadership Development and Compensation Committee held five meetings and acted by unanimous written/ electronic consent thirteen times.

Our Leadership Development and Compensation Committee currently comprises L. John Doerr (Chair) and K. Ram Shriram, each of whom is a non-employee member of our Board of Directors. Our Board of Directors has determined that each of the directors serving on our Leadership Development and Compensation Committee is independent as defined in the Listing Rules of NASDAQ.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee’s purpose is to assist our Board of Directors in identifying individuals qualified to become members of our Board of Directors consistent with criteria set by our Board of Directors, to oversee the evaluation of the Board of Directors and management, and to develop and update our corporate governance principles. The Nominating and Corporate Governance Committee’s responsibilities include:

●	Evaluating the composition, size, organization, and governance of our Board of Directors and its committees, determining future requirements, and making recommendations regarding future planning, the appointment of directors to our committees, and the selection of chairs of these committees.
●	Periodically reviewing and approving compensation programs for non-employee members of our Board of Directors in conjunction with the Leadership Development and Compensation Committee.
●	Reviewing and recommending to our Board of Directors director independence determinations made with respect to continuing and prospective directors.
●	Reviewing and recommending to our Board of Directors Section 16 officer determinations with respect to our executive officers.
●	Establishing a policy for considering director nominees for election to our Board of Directors.
●	Recommending ways to enhance communications and relations with our stockholders.
●	Evaluating and recommending candidates for election to our Board of Directors, including nominees recommended by stockholders and nominees to fill interim vacancies
●	Overseeing our Board of Directors’ performance and annual self-evaluation process and developing continuing education programs for our directors.
●	Evaluating whether a director who notifies our Board of Directors of a change in job responsibilities continues to satisfy the Board’s membership criteria and recommend action to be taken, if any, with respect to the director.
●	Evaluating and recommending to the Board of Directors termination of service of individual members of the Board of Directors as appropriate, in accordance with governance principles, for cause or for other proper reasons.
●	Overseeing risks and exposures associated with director and management succession planning, corporate governance, and overall Board effectiveness.

During 2017, the Nominating and Corporate Governance Committee held four meetings and acted by unanimous written/electronic consent once.

Our Nominating and Corporate Governance Committee currently comprises John L. Hennessy (Chair), who is a non-employee member of our Board of Directors. Our Board of Directors has determined that the director serving on our Nominating and Corporate Governance Committee is independent as defined in the Listing Rules of NASDAQ.

Executive Committee

The Executive Committee serves as an administrative committee of the Board of Directors to act upon and facilitate the consideration by senior management and the Board of Directors of certain high-level business and strategic matters. During 2017, the Executive Committee did not hold any meetings and acted by unanimous written/electronic consent twice. Our Executive Committee currently comprises Larry Page (Chair), Sergey Brin, and Sundar Pichai.

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Director Independence

Our Board of Directors has adopted independence standards that mirror the criteria specified by applicable laws and regulations of the SEC and the Listing Rules of NASDAQ. Our Board of Directors has determined that each of the director nominees standing for election, except Larry, Sergey, Eric, Sundar, and Diane, is an independent director under these standards. In determining the independence of our directors, our Board of Directors considered all transactions in which we and any director had any interest, including those discussed under “Certain Relationships and Related Transactions” on pages 32-34 of this proxy statement, transactions involving payments made by us to companies in the ordinary course of business where certain of our directors serve on the board of directors or as a member of the executive management team of the other company, and transactions involving payments made by us to educational institutions with director affiliations.

Compensation Committee Interlocks and Insider Participation

During 2017, L. John Doerr, Paul S. Otellini, and K. Ram Shriram served on the Leadership Development and Compensation Committee. None of the members of the Leadership Development and Compensation Committee has been an officer or employee of Alphabet. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our board of directors or the Leadership Development and Compensation Committee.

Consideration of Director Nominees

Stockholder Recommendations and Nominees

Our Nominating and Corporate Governance Committee, a standing committee of our Board of Directors, considers properly submitted recommendations for candidates to our Board of Directors from stockholders. In evaluating such recommendations, the Nominating and Corporate Governance Committee seeks to achieve a balance of experience, knowledge, integrity, and capability on our Board of Directors and to address the membership criteria set forth under “Director Selection Process and Qualifications” below. Any stockholder recommendations for consideration by the Nominating and Corporate Governance Committee should include the candidate’s name, biographical information, information regarding any relationships between the candidate and the Company within the last three years, at least three personal references, a statement of recommendation of the candidate from the stockholder, a description of our shares beneficially owned by the stockholder, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on our Board of Directors, any other information required to be provided under securities laws and regulations, and a written indication to provide such other information as the Nominating and Corporate Governance Committee may reasonably request. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to our Board of Directors should be sent to us by one of the following two ways:

1. via mail with a copy via email:			2. via email only:
Alphabet Inc. Attn: Corporate Secretary 1600 Amphitheatre Parkway Mountain View, California 94043	With a copy via email: corporatesecretary@abc.xyz	OR	corporatesecretary@abc.xyz

In addition, our bylaws permit stockholders to nominate directors for consideration at an annual meeting. For a description of the process for nominating directors in accordance with our bylaws, see “Questions and Answers about the Proxy Materials and the Annual Meeting—Question 27. What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?” on page 17 of this proxy statement.

Director Selection Process and Qualifications

Our Nominating and Corporate Governance Committee will evaluate and recommend candidates for membership on our Board of Directors consistent with criteria established by our Board of Directors in our policy with regard to the selection of director nominees. Pursuant to this policy, the Nominating and Corporate Governance Committee screens candidates and evaluates the qualifications of the persons nominated by or recommended by our stockholders. The Nominating and Corporate Governance Committee recommends director nominees who are ultimately approved by the full Board of Directors.

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Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for directors. Our Nominating and Corporate Governance Committee regularly assesses the appropriate size and composition of the Board of Directors, the needs of the Board of Directors and the respective committees of the Board of Directors, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the Nominating and Corporate Governance Committee through stockholders, management, current members of the Board of Directors, or search firms. The evaluation of these candidates may be based solely upon information provided to the committee or may also include discussions with persons familiar with the candidate, an interview of the candidate, or other actions the Nominating and Corporate Governance Committee deems appropriate, including the use of third parties to review candidates. The Nominating and Corporate Governance committee may, at Alphabet’s expense, retain search firms, consultants, and other advisors to identify, screen, and/or evaluate candidates.

When considering a potential non-incumbent candidate, the Nominating and Corporate Governance Committee will factor into its determination the following qualities, among others: integrity, professional reputation and strength of character, educational background, knowledge of our business, diversity of professional experience, including whether the person is a current or former chief executive officer or chief financial officer of a public company or the head of a division of a large international organization, and ability to represent the best interests of our stockholders and to provide practical insights and diverse perspectives. Additionally, due to the global and complex nature of our business, our Board of Directors believes it is important to consider diversity of race, ethnicity, gender, age, education, cultural background, and professional experiences in evaluating board candidates, although our policy does not prescribe specific standards for diversity. Candidates also are evaluated in light of our other policies, such as those relating to independence and service on other boards, as well as considerations relating to the size, structure, and needs of our Board of Directors. As part of its consideration of director succession, our Board of Directors and the Nominating and Corporate Governance Committee monitor whether the directors as a group meet the criteria for the composition of the Board of Directors, including overall diversity of perspective and experience.

Our Board of Directors is composed of a diverse group of leaders in their respective fields. Many of the current directors have senior leadership experience at major domestic and international companies. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management, leadership development, and international business experience. Most of our directors also have experience serving on boards of directors and board committees of other public companies, and have an understanding of corporate governance practices and trends, different business processes, challenges, and strategies. Other directors have experience as presidents or trustees of significant academic, research, and philanthropic institutions, which brings unique perspectives to the Board of Directors. Further, our directors also have other experience that makes them valuable members, such as entrepreneurial experience and experience developing technology or managing technology companies, which provides insight into strategic and operational issues faced by us.

The Nominating and Corporate Governance Committee and the Board of Directors believe that the above-mentioned attributes, along with the leadership skills and other experiences of our board members described below, provide us with a diverse range of perspectives and judgment necessary to guide our strategies and monitor their execution.

Larry Page

●  Business leadership, operational experience, and experience developing technology as co-founder of Google and Chief Executive Officer of Alphabet.

●  In-depth knowledge of the technology sector and experience in developing transformative business models.

Sergey Brin

●  Business leadership, operational experience, and experience developing technology as co-founder of Google and President of Alphabet.

●  In-depth knowledge of the technology sector and experience in developing transformative business models.

Eric E. Schmidt

●  Global business leadership as former Executive Chairman of Alphabet, former Chief Executive Officer of Google, and former chairman and Chief Executive Officer of Novell, Inc.

●  Outside board experience as a director of Novell, Inc., Apple Inc., and Siebel Systems, Inc.

●  Experience developing technology as former chief technology officer at Sun Microsystems, Inc. and a former member of the research staff at Xerox Palo Alto Research Center.

L. John Doerr

●  Global business leadership as a general partner of Kleiner Perkins Caufield & Byers.

●  Extensive financial and investment expertise as a venture capitalist.

●  In-depth knowledge of the technology sector and visionary in the industry.

●  Outside board experience as a director of Amazon.com, Inc., Amyris, Inc., and Zynga, Inc.

Roger W. Ferguson, Jr.

●  Global business leadership and extensive financial, capital markets, and management expertise as President and Chief Executive Officer of TIAA.

●  Outside board experience as a director of TIAA, General Mills, Inc., and International Flavors & Fragrances Inc.

●  Extensive experience in management consulting and various policy-making roles, including as Vice Chairman of the Board of Governors of the U.S. Federal Reserve System.

Diane B. Greene

●  Global business and entrepreneurial leadership as a co-founder and former Chief Executive Officer and President of each of, VMware, Inc. and bebop Technologies, Inc.

●  Extensive financial and management expertise as former Chief Executive Officer of a public company.

●  In-depth knowledge of cloud computing and software-as-a-service business.

●  Outside board experience as a director of Intuit Inc. and VMware, Inc.

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John L. Hennessy

●  Leadership and management experience as former President of Stanford University.

●  Outside board experience as a director of Cisco Systems, Inc. and Atheros Communications, Inc.

●  Experience developing technology businesses as co-founder of MIPS Technologies, Inc. and Atheros Communications, Inc., chief architect of Silicon Graphics Computer Systems, Inc., and a member of the board of the Chan Zuckerberg Biohub

Ann Mather

●  Global business leadership as former Executive Vice President and Chief Financial Officer of Pixar.

●  Knowledge of complex global financial and business matters.

●  Outside board experience as a director of Arista Networks, Inc., Glu Mobile Inc., Netflix, Inc., and Shutterfly, Inc.

Alan R. Mulally

●  Global business leadership and extensive financial and management expertise as former President and Chief Executive Officer of Ford Motor Company and former Executive Vice President of the Boeing Company.

●  Outside board experience as a director of Ford Motor Company and an advisory board member of NASA, the University of Washington, the University of Kansas, the Massachusetts Institute of Technology, and the U.S. Air Force Scientific Advisory Board.

Sundar Pichai

●  Business leadership, operational experience and experience developing technology as Chief Executive Officer of Google.

●  In-depth knowledge of the technology sector, and experience in developing Google’s products and services and leading its strategic vision, management and operations.

●  In-depth knowledge of the technology sector.

●  Outside board experience as a director of Jive Software, Inc.

K. Ram Shriram

●  Global business leadership as founder and managing partner of Sherpalo Ventures, former Vice President of Business Development at Amazon.com, Inc., President of Junglee Corporation, and a member of the executive team of Netscape Communications Corporation.

●  Extensive financial and investment expertise as a venture capitalist.

●  Experience as a trustee of Stanford University.

●  Outside board experience as a director of several private companies.

Management Succession Planning

One of our Board of Directors’ principal duties is to review management succession planning. The Leadership Development and Compensation Committee reviews at least annually and recommends to the full Board of Directors plans for the development, retention, and replacement of executive officers, including the Chief Executive Officer, of Alphabet. Additionally, the Leadership Development and Compensation Committee and the Nominating and Corporate Governance Committee of our Board Directors are jointly responsible for overseeing the risks and exposures associated with management succession planning.

Our Board of Directors believes that the directors and the Chief Executive Officer should collaborate on succession planning and that the entire board should be involved in the critical aspects of the management succession planning process, including establishing selection criteria that reflect our business strategies, identifying and developing internal candidates to ensure the continuity of our culture, and making key management succession decisions.

Management succession is regularly discussed by the directors in board meetings and in executive sessions of the Board of Directors. Directors become familiar with potential successors for key management positions through various means, including regular organization and talent reviews, presentations to the board, and informal meetings.

Board’s Role in Risk Oversight

The Board of Directors has responsibility for risk oversight, with regular reviews of certain areas being conducted by the relevant committees of the Board of Directors, and, when appropriate, by the full Board of Directors. Risk topics covered by the relevant Board committees are shared with the full Board of Directors. The oversight responsibility of the Board of Directors and its committees is enabled by management reporting processes, including an annual company-wide risk assessment, that are designed to provide visibility to the Board of Directors and its committees about the identification, assessment, and management of critical risks and management’s risk mitigation strategies. These areas of focus include strategic, operational, financial and reporting, succession and compensation, compliance, and other risks, such as privacy and cybersecurity. The Board of Directors and its committees oversee risks associated with their respective areas of responsibility, as summarized on page 29 of this proxy statement. Each committee meets in executive session with key management personnel and representatives of outside advisors as required.

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Board/Committee	Primary Areas of Risk Oversight
Full Board	Strategic, financial, and execution risks and exposures associated with our business strategy, product innovation, and sales roadmap, policy matters, significant litigation and regulatory exposures, and other current matters that may present material risk to our financial performance, operations, infrastructure, plans, prospects or reputation, acquisitions and divestitures.
Audit Committee	Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, investment guidelines and credit and liquidity matters, our programs and policies relating to legal compliance and strategy, merger and acquisition activities, and our operational infrastructure, particularly reliability, business continuity, capacity, security, and data privacy, including cybersecurity.
Leadership Development and Compensation Committee	Risks and exposures associated with leadership assessment, management succession planning, and executive compensation programs and arrangements, including incentive plans.
Nominating and Corporate Governance Committee	Risks and exposures associated with director and management succession planning, corporate governance, and overall board effectiveness.

Executive Sessions

Executive sessions of independent directors are held in connection with each regularly scheduled Board of Directors meeting and at other times as necessary, and are chaired by the Chairman of the Board of Directors. The Board of Directors’ policy is to hold executive sessions without the presence of management, including the Chief Executive Officer and other non-independent directors. The committees of the Board of Directors also generally meet in executive session at the end of each committee meeting, except for meetings of the Executive Committee as this committee has no independent directors.

Outside Advisors

Our Board of Directors and each of its committees may retain outside advisors, legal counsel, and consultants of their choosing at our expense. The Board of Directors and its committees need not obtain management’s consent to retain such outside advisors, legal counsel, and consultants.

Board Effectiveness

Our Board of Directors and each of its committees perform an annual self-assessment to evaluate the effectiveness of the Board and its committees in fulfilling their respective obligations.

Communications with the Board of Directors

Stockholders may contact the Board of Directors about bona fide issues or questions about Alphabet by sending an email or by writing to the Corporate Secretary as follows:

Alphabet Inc. Attn: Corporate Secretary 1600 Amphitheatre Parkway Mountain View, California 94043	Email: directors@abc.xyz

Any matter intended for the Board of Directors, or for any individual member or members of the Board of Directors, should be directed to the email address or street address noted above, with a request to forward the communication to the intended recipient or recipients. In general, any stockholder communication about bona fide issues concerning Alphabet delivered to the Corporate Secretary for forwarding to the Board of Directors or specified member or members will be forwarded in accordance with the stockholder’s instructions.

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COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of March 29, 2018, concerning, except as indicated by the footnotes below:

●	Each person whom we know beneficially owns more than five percent of our Class A common stock or Class B common stock.
●	Each of our directors and nominees for the Board of Directors.
●	Each of our named executive officers (see the section titled “Executive Compensation” beginning on page 37 of this proxy statement).
●	All of our directors and executive officers as a group.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Alphabet Inc., 1600 Amphitheatre Parkway, Mountain View, California 94043.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 298,652,030 shares of Class A common stock and 46,940,340 shares of Class B common stock outstanding at March 29, 2018. In computing the number of shares of Class A and Class B common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Class A common stock subject to options held by that person that are currently exercisable, and Class A common stock issuable upon the vesting of Google Stock Units (GSUs) within sixty days of March 29, 2018, to be outstanding ignoring the withholding of shares of common stock to cover applicable taxes. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. GSUs entitle the beneficial owner to receive one share of Class A common stock for each share underlying the GSU as the GSU vests. Beneficial ownership representing less than one percent is denoted with an asterisk (*).

The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted. Non-voting Class C capital stock is not included in the table.

	Voting Shares Beneficially Owned
	Class A Common Stock		Class B Common Stock		% Total Voting Power(1)
Name of Beneficial Owner	Shares	%	Shares	%
Executive Officers and Directors
Larry Page	–	–	19,952,558	42.5	25.9
Sergey Brin	–	–	19,290,366	41.1	25.1
Eric E. Schmidt(2)	219,960	*	4,283,434	9.1	5.6
Ruth M. Porat	3,000	*	–	–	*
Sundar Pichai(3)	16,332	*	–	–	*
David C. Drummond(4)	129,115	*	12,500	*	*
L. John Doerr(5)	145,594	*	1,117,447	2.4	1.5
Roger W. Ferguson, Jr.	–	–	–	–	–
Diane B. Greene(6)	185	*	–	–	*
John L. Hennessy(7)	4,843	*	–	–	*
Ann Mather	1,680	*	–	–	*
Alan R. Mulally	–	–	–	–	–
K. Ram Shriram(8)	144,037	*	–	–	*
All executive officers and directors as a group(9) (13 persons)	664,746	*	44,656,305	95.1	58.2
Other > 5% Security Holders
BlackRock, Inc.(10)	18,463,348	6.2	–	–	2.4
Entities affiliated with Fidelity(11)	16,866,825	5.7	–	–	2.2
The Vanguard Group(12)	21,230,525	7.1	–	–	2.8
(1)	Percentage total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, voting together as a single class. Each holder of Class B common stock is entitled to ten (10) votes per share of Class B common stock, and each holder of Class A common stock is entitled to one (1) vote per share of Class A common stock on all matters submitted to our stockholders for a vote. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law. The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis upon written notice to the transfer agent.

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(2)	Includes 181,840 shares of Class A common stock issuable upon exercise of options that are fully vested and exercisable; 5,491 shares of Class A common stock issuable upon vesting of GSUs within sixty days of March 29, 2018; 702,326 shares of Class B common stock held by the Schmidt Investments L.P. of which the Schmidt Family Living Trust is the sole general partner; and 2,386,799 shares of Class B common stock held by the Schmidt Family Living Trust of which Mr. Schmidt is a co-trustee.
(3)	Includes 12,541 shares of Class A common stock issuable upon exercise of options that are fully vested and exercisable and 2,526 shares of Class A common stock issuable upon vesting of GSUs within sixty days of March 29, 2018.
(4)	Consists of 127,025 shares of Class A common stock issuable upon exercise of options that are fully vested and exercisable and 2,090 shares of Class A common stock held by David’s spouse.
(5)	Includes 11,728 shares of Class A common stock held by The Austin 1999 Trust; 11,728 shares of Class A common stock held by The Hampton 1999 Trust; 118,653 shares of Class A common stock held by The Benificus Foundation; and 1,117,447 shares of Class B common stock held by Vallejo Ventures Trust. John is a trustee of The Austin 1999 Trust and The Hampton 1999 Trust and has voting and investment authority over the shares held by these trusts. John disclaims any pecuniary interest in these trusts. John is an officer and trustee of the Benificus Foundation and shares the investment authority over the shares held by the Benificus Foundation. John disclaims any pecuniary interest in the Benificus Foundation. John is a trustee of Vallejo Ventures Trust and shares voting and investment authority over the shares held by such trust. The address for The Austin 1999 Trust and The Hampton 1999 Trust is c/o Kleiner Perkins Caufield & Byers, 2750 Sand Hill Road, Menlo Park, CA 94025. The address for The Benificus Foundation and Vallejo Ventures Trust is 751 Laurel Street, #717, San Carlos, CA 94070.
(6)	Includes 123 shares of Class A common stock held by the Greene/Rosenblum Family 2004 Trust; 11 shares of Class A common stock held by the Nathan Greene Rosenblum Irrevocable Trust; and 11 shares of Class A common stock held by the Mara Rosenblum Greene Irrevocable Trust. Diane is a trustee of each of these trusts and has voting and investment authority over the shares held by these trusts.
(7)	Includes 4,760 shares of Class A common stock held by the Hennessy 1993 Revocable Trust. John is a trustee of the Hennessy 1993 Revocable Trust and has voting and investment authority over the shares held by the Trust.
(8)	Includes 63,041 shares of Class A common stock held by Ram’s spouse; and 16,884 shares of Class A common stock held by Janket Ventures Limited Partnership. Ram has voting and investment authority over the shares held by Janket Ventures Limited Partnership. The address for Janket Ventures L.P. is 2200 Geng Road, Suite 100, Palo Alto, CA 94303.
(9)	Consists of 335,323 shares of Class A common stock; 321,406 shares of Class A common stock issuable upon exercise of options that are fully vested and exercisable; and 8,017 shares of Class A common stock issuable upon vesting of GSUs within sixty days of March 29, 2018.
(10)	Based on the most recently available Schedule 13G/A filed with the SEC on January 29, 2018 by BlackRock, Inc. BlackRock, Inc., an investment adviser, beneficially owned 18,463,348 shares of Class A common stock, with sole voting power over 15,802,582 shares, sole dispositive power over 18,463,348 shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.
(11)	Based on the most recently available Schedule 13G/A filed with the SEC on February 13, 2018 by FMR LLC (FMR). FMR, certain of its subsidiaries and affiliates, and other companies, beneficially owned 16,866,825 shares of Class A common stock, with sole voting power over 2,560,967 shares, and sole dispositive power of 16,866,825 shares. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.
(12)	Based on the most recently available Schedule 13G/A filed with the SEC on February 12, 2018 by The Vanguard Group. The Vanguard Group, an investment adviser, beneficially owned 21,230,525 shares of Class A common stock, with sole voting power over 426,204 shares, shared voting power over 63,772 shares, sole dispositive power over 20,750,959 shares, and shared dispositive power over 479,566 shares. Vanguard Fiduciary Trust Company (VFTC), a wholly-owned subsidiary of The Vanguard Group, Inc. is the beneficial owner of 333,277 shares or .11% of the outstanding Class A common stock of Alphabet as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd. (VIA), a wholly-owned subsidiary of The Vanguard Group, Inc. is the beneficial owner of 237,119 shares or .07% of the outstanding Class A common stock of Alphabet as a result of its serving as investment manager of Australian investment offerings. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than ten percent of our Class A and Class B common stock and our Class C capital stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. We believe that, during 2017, our directors, executive officers, and ten percent stockholders complied with all Section 16(a) filing requirements, with the exceptions noted below.

●	A late Form 4 report was filed for Sundar Pichai on November 9, 2017 to report the sale of 375 Class A common stock and 3,625 Class C capital stock on September 20, 2017; and
●	A late Form 4 was filed for James G. Campbell, Chief Accounting Officer, on February 16, 2017 to report grants of 8,454 shares of Class C GSUs on January 4, 2017.

In making this statement, we have relied upon examination of the copies of Forms 3, 4, and 5, and amendments to these forms provided to us, and the written representations of our directors, executive officers, and ten percent stockholders.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Policy and Procedure

Our written Related Party Transactions Policy provides that we will only enter into or ratify a transaction with a related party when our Board of Directors, acting through the Audit Committee, determines that the transaction is in the best interests of Alphabet and our stockholders.

For the purposes of this policy, a related party means:

●	a member of the Board of Directors (or a nominee to the Board of Directors);
●	an executive officer;
●	any person who is known to be the beneficial owner of more than five percent of any class of our voting securities;
●	any immediate family member of any of the persons listed above and any person (other than a tenant or employee) sharing the household of such persons; or
●	any firm, corporation, partnership, or other entity in which any of the persons listed above is a general partner or principal or in a similar position or in which any of the persons listed above has a five percent or greater beneficial ownership interest.

A related party is not deemed to have a direct or indirect material interest in a transaction and such transaction is not a related party transaction under our policy if such related party’s interest in such transaction arises only from an ownership interest of less than five percent in, or as a director of, such entity that is a party to the transaction.

We review all known relationships and transactions in which Alphabet and our directors, executive officers, and significant stockholders or their immediate family members are participants to determine whether such persons have a direct or indirect interest. Our legal staff, in consultation with our finance team, is primarily responsible for developing and implementing processes and controls to obtain information regarding our directors, executive officers, and significant stockholders with respect to related party transactions and then determining, based on the facts and circumstances, whether Alphabet or a related party has a direct or indirect interest in these transactions. On a periodic basis, our legal and finance teams review all transactions involving payments between Alphabet and any company that has our executive officer or director as an officer or director. In addition, our directors and executive officers are required to notify us of any potential related party transactions and provide us with the information regarding such transactions.

If our legal department determines that a transaction is a related party transaction, the Audit Committee must review the transaction and either approve or disapprove it. If advance approval of a transaction is not feasible, the chair of the Audit Committee may approve the transaction, and the Audit Committee may ratify the transaction in accordance with the Related Party Transactions Policy. In determining whether to approve or ratify a transaction with a related party, the Audit Committee will take into account all of the relevant facts and circumstances available to it, including, among any other factors it deems appropriate:

●	the benefits to us of the transaction;
●	the nature of the related party’s interest in the transaction;
●	whether the transaction would impair the judgment of a director or executive officer to act in the best interests of Alphabet and our stockholders;
●	the potential impact of the transaction on a director’s independence; and
●	whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances.

Any member of the Audit Committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval of the transaction.

If a related party transaction will be ongoing, the Audit Committee may establish guidelines for us to follow in our ongoing dealings with the related party. Thereafter, the Audit Committee, on at least an annual basis, will review and assess ongoing relationships with the related party to monitor compliance with the Audit Committee’s guidelines and that the related party transaction remains appropriate. Based on all relevant facts and circumstances, the Audit Committee will determine if it is in the best interests of Alphabet and its stockholders to continue, modify or terminate the related party transaction.

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Related Party Transactions

Indemnification Agreements

We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements, our certificate of incorporation, and bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

Corporate Use of Personal Aircraft

Eric E. Schmidt beneficially owns 100% of two aircraft and 33% of another aircraft, all of which are used by Eric and our other executive officers from time to time for business trips. The reimbursement rate for use of these aircraft is $7,500 per hour. Our Board of Directors approved this hourly reimbursement rate based upon a competitive analysis of comparable chartered aircraft rates that showed that the reimbursement rate is at or below market rates for the charter of similar aircraft. In 2017, we used these aircraft for business-related travel services for certain of our executive officers, including Eric, and we reimbursed Eric approximately $1,338,750. Due to the fact that the $7,500 hourly rate paid for the use of these aircraft is less than the actual operational costs incurred by Eric as owner of these aircraft, Eric does not profit from the use of these aircraft.

Use of Moffett Airfield

Pursuant to a 60-year lease agreement with NASA in early 2015, we became the operator of Moffett Airfield (the Airfield). Larry, Sergey, Eric, and Ram, through their affiliated entities (the Founder Entities), have historically used and paid to NASA applicable fees for the use of the Airfield for their personal aircraft. As the operator of the Airfield, we charge the Founder Entities fees for the use of the Airfield that are (i) non-preferential when compared to the fees charged to other private customers landing aircraft at the Airfield, and (ii) derived from rate schedules that are consistent with what an independent airfield services company believes, based on its industry experience, to be arm’s-length terms that are fair and reasonable to us as the operator. In 2017, we charged the Founder Entities approximately $1,720,820. These flights have not interfered with our business plans for use of the Airfield. These fees will be regularly reviewed by our Audit Committee. Larry, Sergey, Eric, and Ram do not have a material interest in any of the transactions described above.

License of Hangar Space at Moffett Airfield

In December 2015, we entered into an agreement to license a portion of our hangar space at the Airfield to LTA Research & Exploration LLC (LTA), which is owned by an entity affiliated with Sergey Brin. From the beginning of 2017 through March 31, 2018, we charged LTA approximately $423,000. The Audit Committee believes that this transaction has been conducted on arm’s-length terms that are fair and reasonable to us as the operator of the Airfield based on its review of market comparables that were further reviewed and validated by an independent real estate services firm. This license has not interfered with our business plans for the use of the Airfield. Sergey does not have a material interest in the transaction described above.

License of Hangar Space at the San Jose International Airport

In November 2015, we entered into an agreement with BCH San Jose LLC (BCH) to license the use of a portion of BCH’s hangar space at the Mineta San Jose International Airport to hold Google’s corporate aircraft. In 2017, we paid approximately $513,971 to BCH. Larry Page, Sergey Brin, and Eric E. Schmidt each own one-third interests in BCH, through their respective affiliated entities. The Audit Committee reviewed market comparables and has deemed this transaction to be on terms, taken as a whole, no less favorable to us than terms generally available to an unaffiliated third-party under the same or similar circumstances. Larry, Sergey, and Eric do not have a material interest in the transaction described above.

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Investments in Certain Private Companies

GV and CapitalG directly invested, or committed to invest, an aggregate of approximately $128.6 million in certain private companies from the beginning of 2017 through March 31, 2018, in which Kleiner Perkins Caufield & Byers was a co-investor or existing investor. KPCB Holdings, Inc., as nominee for certain funds of Kleiner Perkins Caufield & Byers and several of the managers of the fund, holds more than 10% of the outstanding shares of such private companies. L. John Doerr, who is a member of our Board of Directors, is a managing director/member of the managing members of those funds. John does not have a material interest in any of the transactions described above.

X Prize Foundation

In 2017, we provided a $3,620,000 sponsorship to X Prize Foundation. Larry and Wendy Schmidt, spouse of Eric E. Schmidt, are members of the X Prize Foundation Board of Trustees. Larry, Eric, and Wendy are also members of its Vision Circle, a group of X Prize Foundation core shareholders and largest contributors. Larry, Eric, and Wendy do not have a material interest in the sponsorship described above.

Certain Relationships

From time to time, we engage in certain transactions with other companies affiliated with our directors, executive officers, and significant stockholders or their immediate family members. We believe that all such arrangements have been entered into in the ordinary course of business and have been conducted on an arm’s-length basis and do not represent a material interest to such directors, executive officers or significant stockholders.

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DIRECTOR COMPENSATION

Board Compensation Arrangements for Non-Employee Directors

Alphabet’s director compensation program is designed to attract and retain highly qualified non-employee directors. Our program aligns director compensation with compensation offered by peer companies (identified in Section 3 of the “Compensation Discussion and Analysis”) that compete with us for talent.

We designed the program to address the time, effort, expertise, and accountability required of active board membership. Our Nominating and Corporate Governance Committee and Leadership Development and Compensation Committee believe that annual compensation for non-employee directors should consist of both cash to compensate members for their service on the Board of Directors and its committees, and equity to align the interests of directors and stockholders. By vesting over time, equity also creates an incentive for continued service on our Board of Directors. The Nominating and Corporate Governance Committee and the Leadership Development and Compensation Committee review the compensation programs for non-employee directors on an annual basis.

In 2017, we did not make any changes to our standard compensation arrangements and practices for non-employee directors. We awarded our standard ongoing compensation to each of our non-employee directors, including an annual $75,000 cash retainer and an annual $350,000 GSU grant. In addition, we paid a $25,000 annual cash retainer to the Audit Committee chairperson. We awarded cash retainers and GSU grants to our non-employee directors on July 5, 2017, the first Wednesday of the month following our 2017 Annual Meeting of Stockholders.

The exact number of GSUs comprising the equity awards is calculated by dividing the target dollar value of the award by the closing price of Alphabet’s Class C capital stock on the day prior to grant and rounding up to the nearest whole share. All annual GSU grants made to our non-employee directors vest at the rate of 1/48th monthly, beginning on the 25th day of the month following the grant date until fully vested, subject to continued service on our Board of Directors through the applicable vesting dates.

We reimburse our non-employee directors for reasonable out-of-pocket expenses in connection with attendance at Board of Directors and committee meetings.

Under Alphabet’s 2012 Stock Plan, the aggregate amount of stock-based and cash-based awards which may be granted to any non-employee director in respect of any calendar year, solely with respect to his or her service as a member of the Board of Directors, is limited to $1.5 million.

To align directors’ interests with those of our stockholders, each director is required to own shares of Alphabet stock equal in value to at least $1 million. Each director has the later of (i) April 18, 2020; or (ii) five years from the date he or she became a director to comply with these ownership requirements. All of our directors either met the applicable minimum stock ownership guideline as of December 31, 2017 or were within the time period noted above to come into compliance with these requirements.

During 2017, Larry, Sergey, Eric, Sundar, and Diane served as our employee directors and did not receive any compensation for their services as members of our Board of Directors. Please see the section titled “Executive Compensation” for more information about compensation paid to Eric, who served as the Executive Chairman of the Board of Directors until January 31, 2018.

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Director Compensation for 2017

The following table summarizes compensation earned by our directors other than Larry, Sergey, Eric, and Sundar during 2017.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
L. John Doerr(2)	75,000	355,567	–	430,567
Roger W. Ferguson, Jr.(3)	71,552	339,156	–	410,708
Diane B. Greene(4)	–	–	674,177	674,177
John L. Hennessy(2)	75,000	355,567	–	430,567
Ann Mather(2)	100,000	355,567	–	455,567
Alan R. Mulally(5)	75,000	355,567	–	430,567
Paul S. Otellini(6)	75,000	355,567	–	430,567
K. Ram Shriram(2)	75,000	355,567	–	430,567
Shirley M. Tilghman(2)	75,000	355,567	–	430,567
(1)	The amounts in the Stock Awards column reflect the aggregate grant date fair value of GSUs granted to directors in 2017 calculated in accordance with FASB ASC Topic 718. The grant date fair value of GSUs granted to the non-employee directors on July 5, 2017 (GSU grant following the 2017 Annual Meeting of Stockholders) was $911.71 per share.
(2)	On December 31, 2017, there were 978 Class C GSUs outstanding.
(3)	On December 31, 2017, there were 1,256 Class C GSUs outstanding.
(4)	As a Google employee, Diane does not receive compensation for her service as a member of our Board of Directors. Diane’s “All Other Compensation” represents her 2017 Google employee total compensation: $650,000 in base salary; $15,048 in life insurance premiums; and $9,129 in other benefits and perquisites. On December 31, 2017, there were 20,105 Class C GSUs outstanding.
(5)	On December 31, 2017, there were 1,173 Class C GSUs outstanding.
(6)	On December 31, 2017, there were 1,116 Class C GSUs outstanding. On February 27, 2018, the Leadership Development and Compensation Committee approved the vesting of one year of Paul’s outstanding equity (totaling 499 Class C GSUs), beginning from the date of his passing on October 2, 2017.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

Our Compensation Discussion and Analysis (CD&A) includes a detailed discussion of compensation for six named executive officers during the fiscal year ended December 31, 2017:

Larry Page	Chief Executive Officer, Alphabet, and Co-Founder
Sergey Brin	President, Alphabet, and Co-Founder
Eric E. Schmidt	Technical Advisor, Former Executive Chairman of the Board of Directors, Alphabet
Sundar Pichai	Chief Executive Officer, Google
Ruth M. Porat	Senior Vice President and Chief Financial Officer, Alphabet and Google
David C. Drummond	Senior Vice President, Corporate Development, and Chief Legal Officer, Alphabet

The CD&A is organized into five sections:

●	Section 1—Executive Summary
●	Section 2—Elements of Pay
●	Section 3—Determining Competitive Levels of Pay
●	Section 4—Pay Mix, Magnitude, and Leverage
●	Section 5—Other Compensation Information

Section 1—Executive Summary

We designed our employee and executive compensation programs to support three goals:

●	Attract and retain the world’s best talent
●	Support our culture of innovation and performance
●	Align employee and stockholder interests

We pay employees competitively compared to other opportunities they might have in the market. We also offer competitive benefits to promote the health and happiness of our employees, provide unique perks that make life and work more convenient, design compelling job opportunities aligned with our mission, and create a fun and energizing work environment.

We believe in pay for performance. A portion of compensation is tied to performance for all employees. The proportion of overall pay tied to performance is higher for employees at more senior levels in the organization, reflecting their opportunity for higher impact on company performance.

We use equity awards to align employee and stockholder interests. We require our named executive officers and other senior executives to maintain significant holdings of Alphabet stock. See Section 5 of this CD&A for a description of our minimum stock ownership requirements.

Larry and Sergey have voluntarily elected to only receive nominal cash compensation for their services as CEO and President, respectively, of Alphabet. As significant stockholders, a large portion of their personal wealth is tied directly to Alphabet’s stock price performance, which provides direct alignment with stockholder interests.

In addition to compensation practices, the Leadership Development and Compensation Committee regularly reviews and provides guidance to Alphabet’s organizational decisions as laid out in its charter (available at https://abc.xyz/investor/other/board.html).

Section 2—Elements of Pay

In 2017, we offered base salary and equity awards to our named executive officers. Beginning in 2016, all executive officers receive variable pay solely through equity awards. See “Equity” under Section 4 of the CD&A for additional details.

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Base Salary

We use salary to provide employees, including our named executive officers, a steady income in line with their skills, experiences, and job opportunities available to them outside of Alphabet.

We believe that competitive salaries are important for attracting and retaining great talent.

Equity Awards

We reinforce management’s focus on long-term stockholder value and commitment to the company through biennial equity awards and minimum stock ownership requirements:

●	Biennial equity awards—We make regular biennial equity awards to our named executive officers (other than Larry, Sergey, and Eric) in even-numbered years. Biennial equity grants encourage executives to take a longer-term view of our business and allow us to incorporate longer performance periods into our pay decisions.
●	Minimum stock ownership requirements—In January 2018, the Leadership Development and Compensation Committee and the Nominating and Corporate Governance Committee jointly recommended, and our Board of Directors approved, increasing our executive minimum stock ownership requirements as follows: (i) the Founders of Google, the Chief Executive Officer of Alphabet, and the Chief Executive Officer of Google shall each own shares of Alphabet stock equal in value to at least $30 million; and (ii) senior vice presidents of Alphabet or Google shall each own shares of Alphabet stock equal in value to at least $6 million.

We grant biennial equity awards to named executive officers in even years. In 2017, we did not grant equity awards to any named executive officers. See “Equity” under Section 4 of the CD&A for additional details.

Role of Company and Individual Performance

The Leadership Development and Compensation Committee uses overall company performance, defined below, as an input in determining each named executive officer’s equity award. For Ruth and David, company performance is defined as Alphabet’s financial and operational performance and progress against Alphabet’s strategic goals. For Sundar, company performance is defined as Google’s financial and operational performance and progress against Google’s strategic goals.

The Leadership Development and Compensation Committee also considers individual performance in determining each named executive officer’s equity awards. Larry assesses each named executive officer’s performance and accomplishments, and discusses these appraisals with the Leadership Development and Compensation Committee.

The Leadership Development and Compensation Committee then makes a final decision on each named executive officer’s equity compensation based on overall Alphabet or Google performance and his or her individual performance.

Section 3—Determining Competitive Levels of Pay

Our executive compensation decisions are informed by market data in addition to reviews of individual roles and performance. We use peer group data to obtain compensation benchmarks for our named executive officers.

For 2017, we determined our peer group by evaluating potential companies against the following criteria:

●	High-technology or media company
●	Key talent competitor
●	High-growth, with a minimum of 50% of Alphabet’s revenue and/or headcount growth over the previous two-year period
●	$10 billion or more in annual revenue
●	$50 billion or more in market capitalization

Considering these criteria, in October 2016 the Leadership Development and Compensation Committee selected the following companies as peer companies for 2017:

Amazon.com, Inc.	HP Inc.	Oracle Corporation
Apple Inc.	Intel Corporation	QUALCOMM Inc.
Cisco Systems, Inc.	International Business Machines Corporation	The Walt Disney Company
eBay Inc.	Microsoft Corporation	Yahoo! Inc.
Facebook, Inc.

Overall, we retained the same peer group in 2017 as in 2016. When appropriate, we supplement publicly available peer group data with comparable opportunities at other S&P 500 companies and startup organizations.

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The Leadership Development and Compensation Committee does not utilize the services of an outside compensation consultant to assess pay levels.

Role of Management in Determining Compensation

We review our executive compensation practices biennially against our peer group and market targets. Larry then uses this market data to inform his compensation recommendations to the Leadership Development and Compensation Committee for our named executive officers, other than himself. The Leadership Development and Compensation Committee must approve any changes to pay practices for our named executive officers before implementation.

Say-on-Pay

We hold our advisory vote on executive compensation (commonly known as a “say-on-pay” vote) every three years. We will hold both our say-on-pay vote and advisory vote on the frequency of say-on-pay votes (commonly known as a “say-when-on-pay” vote) at the 2020 annual meeting of stockholders. The Leadership Development and Compensation Committee annually reevaluates our compensation practices to determine how they might be improved.

Section 4—Pay Mix, Magnitude, and Leverage

Pay Mix

Our named executive officers receive the vast majority of their pay from equity compensation, consistent with market benchmarks. We granted regular biennial equity awards to our named executive officers (other than Larry, Sergey, and Eric) in 2016; therefore, no value for equity compensation is reflected in their 2017 pay mix.

The table below shows 2017 pay mix details, including salaries and the fair value of equity awards made in 2017. The table does not include any other compensation disclosed in the “All Other Compensation” column of our Summary Compensation Table.

2017 ACTUAL COMPENSATION

Name	Title	Salary (%)	Equity (%)
Larry Page	Chief Executive Officer, Alphabet, and Co-Founder	100	N/A
Sergey Brin	President, Alphabet, and Co-Founder	100	N/A
Eric E. Schmidt	Technical Advisor, Former Executive Chairman, Alphabet	100	N/A
Sundar Pichai	Chief Executive Officer, Google	100	N/A
Ruth M. Porat	Senior Vice President and Chief Financial Officer, Alphabet and Google	100	N/A
David C. Drummond	Senior Vice President, Corporate Development, and Chief Legal Officer, Alphabet	100	N/A

Base Salary

We set salaries for our named executive officers based on their responsibilities and trends we observe in the market (see Section 3 of this CD&A, “Determining Competitive Levels of Pay” for further details).

In 2004, Larry and Sergey asked that their salaries be reduced to $1 each per year. Since 2005, the Leadership Development and Compensation Committee has annually assessed peer company practices and offered Larry and Sergey market-competitive salaries. For 2017, Larry and Sergey once again declined our salary offers and therefore received salaries of $1 each.

In 2017, the Leadership Development and Compensation Committee decided to maintain salaries for our named executive officers (other than Larry, Sergey, and Eric) at $650,000. Eric’s salary is set at a higher level than our other named executive officers based on market benchmarks for the Executive Chairman role. In 2017, Eric received a salary of $1.25 million.

Equity

Our current practice is to grant GSUs as equity awards to Google employees. We intend to grant regular biennial equity awards to our named executive officers (other than Larry, Sergey, and Eric) that vest quarterly over a four-year period. We last granted biennial equity awards to named executive officers in 2016, and no named executive officers received equity grants in 2017.

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Section 5—Other Compensation Information

The first four sections of this CD&A describe how we think about compensation and how that affects our pay practices. Other compensation-related details that may be important considerations for our investors are discussed below.

Risk Considerations

The Leadership Development and Compensation Committee reviewed our compensation programs for employees and concluded that these programs do not create risks that are reasonably likely to have a material adverse effect on the company.

The Leadership Development and Compensation Committee believes that the design of our annual and long-term incentives focuses performance on long-term value creation and discourages short-term risk taking at the expense of long-term results. A substantial portion of employees’ compensation is delivered in the form of equity awards, further aligning their interests with those of stockholders.

The Leadership Development and Compensation Committee believes that the following risk oversight and compensation design features safeguard against excessive risk-taking:

●	The Board of Directors as a whole has responsibility for risk oversight and regularly reviews reports on the deliberations of Board committees. In addition, the Board of Directors reviews the strategic, financial, and execution risks and exposures associated with the financial, operational, and capital decisions that serve as inputs to our compensation programs.
●	Through discussions with Larry, the Leadership Development and Compensation Committee gains insight into a reasonable range of future company performance expectations. This information is incorporated into decisions regarding compensation of our named executive officers.
●	The majority of compensation provided to our named executive officers is delivered in restricted stock units, which is a variable pay element based on long-term company performance. As compensation of our named executive officers is tied to long-term performance, their interests are closely aligned with stockholders and they are motivated to carefully assess risks to the company to protect their compensation.
●	Given that equity compensation comprises a high percentage of our named executive officers’ overall pay:
–	Our equity awards are subject to vesting conditions that encourage focus on long-term interests rather than only short-term results.
–	Equity awards typically vest over a four-year period to ensure our named executive officers have significant value tied to long-term stock price performance.
–	Our named executive officers are subject to minimum stock ownership requirements. This ensures that each named executive officer will hold a significant amount of our equity to further align his or her interests with those of our stockholders over the long term.
–	We prohibit all speculative and hedging transactions involving our securities. As a result, our named executive officers cannot insulate themselves from the effects of poor stock price performance.
–	We have internal controls over financial reporting, the measurement and calculation of performance relative to goals, and other financial, operational, and compliance policies and practices designed to protect our compensation programs from manipulation by any employee.

Timing of Equity Award Grants

The effective grant date for all equity awards to employees, members of our Board of Directors, and non-employee advisors is the first Wednesday of the month following the date on which the equity award is approved by the Leadership Development and Compensation Committee, unless otherwise specified by our Board of Directors or the Leadership Development and Compensation Committee.

The Leadership Development and Compensation Committee does not grant equity compensation awards in anticipation of the release of material nonpublic information. Similarly, we do not time the release of material nonpublic information based on equity award grant dates.

Minimum Stock Ownership Requirements

To align our named executive officers’ interests with those of our stockholders, the Board of Directors has instituted minimum stock ownership requirements under our Corporate Governance Guidelines.

In January 2018, the Leadership Development and Compensation Committee and the Nominating and Corporate Governance Committee jointly recommended, and our Board of Directors approved, increasing our executive minimum stock ownership requirements as follows: (i) the Founders of Google, the Chief Executive Officer of Alphabet, and the Chief Executive Officer of Google shall each own shares of Alphabet stock equal in value to at least $30 million; and (ii) senior vice presidents of Alphabet or Google shall each own shares of Alphabet stock equal in value to at least $6 million.

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The Founders, the Chief Executive Officer of Alphabet, the Chief Executive Officer of Google, and senior vice presidents of Alphabet or Google shall have the later of: (i) January 31, 2020; or (ii) five years from hire or promotion to their respective levels to comply with the stock ownership requirements.

All of our named executive officers either met the applicable minimum stock ownership requirements as of December 31, 2017 or were within the time period noted above to come into compliance with these requirements.

Transactions in Company Securities

Our insider trading policy prohibits employees and directors from engaging in any speculative or hedging transactions in our securities. We prohibit hedging transactions such as puts, calls, collars, swaps, forward sale contracts, exchange funds, and similar arrangements or instruments designed to hedge or offset decreases in the market value of Alphabet’s securities. No employee or director may engage in short sales of Alphabet securities, hold Alphabet securities in a margin account, or pledge Alphabet securities as collateral for a loan.

Post-Employment and Change in Control Payments

We have no agreements with our named executive officers that provide for additional or accelerated compensation upon termination of the executive’s employment or a change in control of Alphabet, except as set forth below.

Upon a change in control of Alphabet and, unless our Board of Directors or Leadership Development and Compensation Committee determines otherwise, if the successor corporation does not assume or substitute the equity awards held by our employees, including our named executive officers, all unvested stock options and unvested GSUs will fully vest.

The table below shows our estimates of the value each of our named executive officers would have received if their unvested GSUs as of December 31, 2017 had become fully vested as a result of a change in control. All stock options held by our named executive officers as of December 31, 2017 are fully vested.

The estimated benefit amount of unvested GSUs was calculated by multiplying the number of unvested GSUs by the closing price of our Class A common stock or Class C capital stock on December 31, 2017, which were $1,053.40 per share and $1,046.40 per share, respectively.

Name	Number of Unvested GSUs at December 31, 2017 (#)	Estimated Benefit of Unvested GSUs at December 31, 2017 ($)
Larry Page	–	–
Sergey Brin	–	–
Eric E. Schmidt	54,914	57,654,209
Sundar Pichai	531,029	555,810,237
Ruth M. Porat	26,352	27,574,733
David C. Drummond	70,788	74,072,563

Deductibility of Executive Compensation

Beginning in 2018, Section 162(m) of the Code precludes us from deducting compensation in excess of $1 million received by each of our named executive officers in any year.

Perquisites and Other Benefits

Like all employees, our named executive officers are eligible to participate in various employee benefit plans, including medical, dental, and vision care plans, flexible spending accounts for health and dependent care, life, accidental death and dismemberment, disability, and travel insurance, survivor income benefit, employee assistance programs (e.g., confidential counseling), and paid time off. We also pay life insurance premiums for all employees (other than Larry and Sergey).

In addition, we maintain a tax qualified 401(k) retirement savings plan with both pre-tax and after-tax Roth savings features for eligible employees, including our named executive officers. In 2017, we provided a company match equal to the greater of 100% of contributions up to $3,000, or 50% of the maximum contribution under the Code ($18,000) for a maximum match of $9,000, per employee (other than Larry and Sergey). Our company match is fully vested at the time of contribution. Participants are not taxed on their pre-tax contributions or earnings on those contributions until distribution, but pre-tax contributions and all company matching contributions are deductible by us when made. Participants are taxed on their after-tax Roth contributions, and all company matching contributions and after-tax Roth contributions are deductible by us when made.

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In 2017, we paid for personal security for Eric, Sundar, and Ruth, and incremental costs related to the personal use of non-commercial aircraft for Eric, Sundar, Ruth, and David. Pursuant to our Non-Commercial Aircraft Policy, which sets forth the guidelines and procedures for the personal use of non-commercial aircraft, named executive officers and their guests may use company aircraft with appropriate approvals and pay tax on any associated imputed income.

Deferred Compensation Plan

We maintain a nonqualified deferred compensation plan for most of our U.S.-based employees. The plan allows participants to defer up to 100% of their bonus for a period of three, four, or five years, subject to certain exceptions. The deferred compensation plan is unfunded and unsecured, and participation is voluntary. We do not provide any matching contributions to the deferred compensation plan. As Chief Financial Officer, Ruth is ineligible to participate in the deferred compensation plan.

During 2017, no named executive officer received a bonus that would be eligible to be deferred under this plan.

No Additional Executive Benefit Plans

Since we do not generally differentiate the benefits we offer our named executive officers from the benefits we offer other employees, we do not maintain any benefit plans that cover only select named executive officers. We also do not maintain any executive retirement programs such as executive pension plans or supplemental executive retirement plans.

Leadership Development and Compensation Committee Report

The Leadership Development and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its review and discussions with management, the Leadership Development and Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in this proxy statement.

LEADERSHIP DEVELOPMENT AND COMPENSATION COMMITTEE
L. John Doerr, Chair
K. Ram Shriram

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Summary Compensation Table

The following table sets forth information regarding the compensation paid to, or earned by, our named executive officers for the fiscal year ended December 31, 2017.

Name and Principal Position	Year	Salary ($)	(1)	Bonus ($)	(2)	Stock Awards ($)	(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	(4)	All Other Compensation ($)	(5)	Total ($)
Larry Page(6)	2017	1		–		–		–	–	–		–		1
Chief Executive Officer,	2016	1		–		–		–	–	–		–		1
Alphabet, Co-Founder	2015	1		–		–		–	–	–		–		1
Sergey Brin(6)	2017	1		–		–		–	–	–		–		1
President, Alphabet,	2016	1		–		–		–	–	–		–		1
and Co-Founder	2015	1		–		–		–	–	–		–		1
Eric E. Schmidt	2017	1,250,000		–		–		–	–	2,798,606		677,986	(7)	4,726,592
Technical Advisor,	2016	1,250,000		–		–		–	–	2,430,685		629,106		4,309,791
Former Executive Chairman, Alphabet	2015	1,254,808		6,000,000		–		–	–	–		783,370		8,038,178
Sundar Pichai	2017	650,000		–		–		–	–	–		683,557	(8)	1,333,557
Chief Executive Officer,	2016	650,000		–		198,695,790		–	–	–		372,410		199,718,200
Google	2015	652,500		–		99,829,142		–	–	–		150,460		100,632,102
Ruth M. Porat	2017	650,000		–		–		–	–	–		38,638	(9)	688,638
Senior Vice President,	2016	650,000		–		38,313,173		–	–	–		110,956		39,074,129
Chief Financial Officer, Alphabet and Google	2015	395,000		5,000,000		25,052,554		–	–	–		603,932		31,051,486
David C. Drummond	2017	650,000		–		–		–	–	–		14,252		664,252
Senior Vice President,	2016	650,000		–		–		–	–	–		14,387		664,387
Corporate Development, Chief Legal Officer, Alphabet	2015	652,500		–		–		–	–	–		20,323		672,823
(1)	Salaries reflect amounts earned by the named executive officers in the relevant fiscal year. Includes amounts deferred pursuant to Section 401(k) of the Code.
(2)	The amounts in the Bonus column consist of the annual cash bonuses paid to named executive officers for performance in the relevant fiscal year. Includes amounts deferred pursuant to Section 401(k) of the Code. For Eric, the amount also includes amounts deferred pursuant to our nonqualified deferred compensation plan in 2015. Beginning in 2016, executive officers no longer receive cash bonuses and instead receive all variable pay through equity awards.
(3)	Amounts reflect the aggregate grant date fair value of GSUs computed in accordance with FASB ASC Topic 718 and are not necessarily an indication of which named executive officers received the most gains from previously granted equity awards. The grant date fair value of each GSU award is measured based on the closing price of our Class A common stock or Class C capital stock, as applicable, on the date of grant.
(4)	Represents the portion of earnings under our deferred compensation plan that is considered to be “above-market” earnings under applicable SEC rules. In 2017, we updated our calculation methodology to better align with SEC guidance.
(5)	All other compensation generally consists of our 401(k) company match of up to $9,000, life insurance premiums paid by the company for the benefit of the named executive officer, personal use of company aircraft, and the market value of a holiday gift given to each employee, net of tax withholding, unless otherwise noted. The aggregate incremental cost of personal use of the company aircraft is calculated based on a cost-per-flight-hour charge developed by a nationally recognized and independent service. The charge reflects the direct operating cost of the aircraft, including fuel, additives and lubricants, an allocable allowance for airframe, engine and APU maintenance and restoration, crew travel expenses, on board catering, and trip-related landing/hangar/ ramp fees and parking costs. This charge does not include any fixed costs that do not change based on usage, such as pilots’ and other employees’ salaries, home hanger expenses, and general taxes and insurance.
(6)	Larry and Sergey each receive $1 in base salary and do not participate in our cash bonus program or our equity programs.
(7)	Includes $296,353 for personal security and $353,229 for personal use of aircraft chartered by the company.
(8)	Includes $637,538 for personal security and $33,599 for personal use of aircraft chartered by the company.
(9)	Includes $12,085 for personal security and $505 for personal use of aircraft chartered by the company.

Grants of Plan-Based Awards in 2017

We last granted biennial equity awards to our named executive officers in 2016, and no plan-based awards were granted to named executive officers in fiscal year 2017.

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Description of Plan-Based Awards

We last granted biennial equity awards to our named executive officers in 2016, and no plan-based awards were granted to named executive officers in fiscal year 2017.

Outstanding Equity Awards at 2017 Fiscal Year-End

The following table provides information on the current holdings of stock options and unvested GSUs by our named executive officers at December 31, 2017.

			Option Awards			Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Option Exercise Price(2) ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)
Larry Page	–		–	–	–	–	–
Sergey Brin	–		–	–	–	–	–
Eric E. Schmidt	2/5/2014	(4)	–	–	–	27,457	28,923,204
	2/5/2014	(4)	–	–	–	27,457	28,731,005
	2/2/2011		181,840	306.61	2/2/2021	–	–
	2/2/2011		181,840	305.39	2/2/2021	–	–
Sundar Pichai	2/3/2016	(5)	–	–	–	136,664	143,005,210
	8/6/2014	(6)	–	–	–	353,939	370,361,770
	5/1/2013	(7)	–	–	–	20,213	21,292,374
	5/1/2013	(7)	–	–	–	20,213	21,150,883
	4/4/2012		8,646	318.21	4/4/2022	–	–
	4/4/2012		8,646	316.94	4/4/2022	–	–
	8/4/2010		1,459	253.67	8/4/2020	–	–
	8/4/2010		1,459	252.65	8/4/2020	–	–
	7/29/2009		2,436	218.56	7/29/2019	–	–
	7/29/2009		2,436	217.68	7/29/2019	–	–
Ruth M. Porat	2/3/2016	(5)	–	–	–	26,352	27,574,733
David C. Drummond	8/6/2014	(6)	–	–	–	70,788	74,072,563
	4/4/2012		44,955	318.21	4/4/2022	–	–
	4/4/2012		44,955	316.94	4/4/2022	–	–
	4/4/2012		8,646	318.21	4/4/2022	–	–
	4/4/2012		8,646	316.94	4/4/2022	–	–
	4/6/2011		29,288	287.66	4/6/2021	–	–
	4/6/2011		29,288	286.52	4/6/2021	–	–
	12/1/2010		9,998	282.74	12/1/2020	–	–
	12/1/2010		9,998	281.61	12/1/2020	–	–
	3/4/2009		34,138	159.78	3/4/2019	–	–
	3/4/2009		34,138	159.14	3/4/2019	–	–

(1)	All outstanding options are fully vested and exercisable.
(2)	The option exercise prices have been retroactively adjusted to reflect the April 2, 2014 stock split.
(3)	The market value of unvested GSUs is calculated by multiplying the number of unvested GSUs held by the applicable named executive officer by the closing price of our Class A common stock and Class C capital stock, as applicable, on December 31, 2017, which was $1,053.40 per share and $1,046.40 per share, respectively.
(4)	This award vests as follows: 1/16th of GSUs vested on May 25, 2015 and an additional 1/16th will vest quarterly thereafter until the units are fully vested, subject to continued employment on such vesting dates.
(5)	This award vests as follows: 1/16th of GSUs vested on March 25, 2016 and an additional 1/16th will vest quarterly thereafter until the units are fully vested, subject to continued employment on such vesting dates.
(6)	This award vests as follows: 100% of GSUs will vest on April 25, 2018, subject to continued employment on such vesting date.
(7)	This award vests as follows: 1/72 of GSUs vested on May 25, 2013 and an additional 1/72 will vest monthly thereafter until the units are fully vested, subject to continued employment on such vesting dates.

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Option Exercises and Stock Vested in Fiscal 2017

The following table provides information for the named executive officers on stock option exercises during the year ended December 31, 2017, including the number of shares acquired upon exercise and the value realized, before payment of any applicable withholding tax and broker commissions, and GSUs that vested during the same period.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)	(1)
Larry Page	–	–
Sergey Brin	–	–
Eric E. Schmidt	43,932	41,539,455
Sundar Pichai	142,895	131,000,288
Ruth M. Porat	31,723	29,888,508
David C. Drummond	–	–
(1)	The value realized on vesting is calculated as the product of (a) the number of shares of our Class A common stock or Class C capital stock, as applicable, underlying the GSUs that vested and (b) the closing price of our Class A common stock or Class C capital stock, as applicable, on the NASDAQ Global Select Market on the day before vesting.

Non-Qualified Deferred Compensation

The following table provides information about contributions, earnings, and balances under our nonqualified deferred compensation plan in fiscal year 2017. We do not provide matching contributions to the deferred compensation plan.

Name	Executive Contributions in 2017 ($)	Aggregate Earnings in 2017 ($)	(1)	Aggregate Withdrawals/ Distributions in 2017 ($)	(2)	Aggregate Balance at December 31, 2017 ($)	(3)
Larry Page	–	–		–		–
Sergey Brin	–	–		–		–
Eric E. Schmidt	–	3,625,563		3,618,179		29,643,886
Sundar Pichai	–	52,779		–		4,425,884
Ruth M. Porat	N/A	N/A		N/A		N/A
David C. Drummond	–	–		–		–
(1)	The amount reported under Aggregate Earnings in 2017 shows the net amount credited to each officer’s account as a result of the performance of the investment vehicle in which his or her account was deemed invested. For Eric, $2,798,606 of the Aggregate Earnings in 2017 represents “above-market” earnings, and is included in the Summary Compensation Table. For Sundar, none of the Aggregate Earnings in 2017 represents “above-market” earnings, and therefore is not included in the Summary Compensation Table.
(2)	The amount reported under Aggregate Withdrawals/Distributions in 2017 shows the net amount debited from each officer’s account as a result of scheduled distributions. The distributions and deferral periods were elected by participants before the amounts were deferred, in accordance with plan rules. These amounts are not included in the Summary Compensation Table because these are payouts of prior years’ earnings and contributions.
(3)	The amount reported under Aggregate Balance at December 31, 2017 shows the amount of the non-qualified deferred compensation account balance at the end of 2017. For Eric, $29,636,502 of this balance represents the amount previously reported as Aggregate Balance at December 31, 2016 in the 2017 proxy statement. For Sundar, $4,373,105 of this balance represents the amount previously reported as Aggregate Balance at December 31, 2016 in the 2017 proxy statement.

Our deferred compensation plan is unfunded and unsecured, and participation is voluntary. Most U.S.-based employees are eligible to participate in the deferred compensation plan. As Chief Financial Officer, Ruth is ineligible to participate in the deferred compensation plan. The plan allows participants to defer a specified percentage (up to 100%) of their bonus for a period of three, four or five years, subject to certain exceptions. During the deferral period, the deferred amounts are hypothetically or “notionally” invested in one or more investments funds selected by the committee administering the deferred compensation plan. Each participant’s account is adjusted for gains or losses at least annually based on the rate of gain or loss on the assets in each notional investment fund. We do not guarantee any returns on participant contributions. If a participant’s employment terminates, distribution is made in the form of a lump sum following termination.

During 2017, no named executive officer received a bonus that would be eligible to be deferred under this plan.

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Potential Payments Upon Termination or Change in Control

We have no agreements with any of our named executive officers that provide for additional or accelerated compensation on the termination of the executive’s employment or a change in control of Alphabet, except as set forth under “Post-Employment and Change in Control Payments” on page 41 of this proxy statement.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes our equity compensation plan information as of December 31, 2017. Information is included for equity compensation plans approved by our stockholders and equity compensation plans not approved by our stockholders. There are no shares of Class B Common Stock issued and outstanding under any of our current equity compensation plans. We will not grant equity awards in the future under any of the equity compensation plans not approved by our stockholders included in the table below.

Plan Category	Class of Common Stock/Capital Stock	(a) Common/ Capital Shares to be Issued Upon Exercise of Outstanding Options and Rights(#)		(b) Weighted- average Exercise Price of Outstanding Options and Rights ($/Share)	(c) Common/ Capital Shares Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(#)
Equity compensation plans approved by our stockholders	Class A	1,235,188	(2)	247.75	–	(3)
Equity compensation plans approved by our stockholders	Class C	21,014,222	(4)	249.54	38,505,768	(5)
Equity compensation plans not approved by our stockholders	Class A	56,025	(6)	224.48	–
Equity compensation plans not approved by our stockholders	Class C	134,909	(7)	218.57	–
Total	Class A	1,291,213		246.63	–
Total	Class C	21,149,131		248.15	38,505,768	(5)
Total	Class A and Class C	22,440,344		247.38	38,505,768	(5)
(1)	The weighted average exercise price is calculated based solely on the outstanding stock options. It does not take into account the shares issuable upon vesting of outstanding GSUs, which have no exercise price.
(2)	Consists of stock options to purchase 1,113,887 shares, and GSUs representing the right to acquire 121,301 shares of our Class A common stock outstanding under our 2004 Stock Plan.
(3)	Our 2004 Stock Plan expired in April 2014. No further grants may be made under the 2004 Stock Plan.
(4)	Consists of stock options to purchase 1,085,338 shares of Class C capital stock and GSUs representing the right to acquire 121,300 shares of Class C capital stock outstanding under our 2004 Stock Plan, and GSUs representing the right to acquire 19,807,584 shares of Class C capital stock outstanding under our 2012 Stock Plan.
(5)	Consists of shares of Class C capital stock authorized to be issued pursuant to the Google Inc. 2012 Stock Plan, which was approved by our stockholders at the 2012 Annual Meeting of Shareholders, assumed by Alphabet in October 2015, amended at the 2015, 2016 and 2017 Annual Meetings of Stockholders and further amended by the Leadership Development and Compensation Committee on April 18, 2018.
(6)	Consists of shares of Class A common stock to be issued upon exercise of outstanding stock options under the following plans which have been assumed by us in connection with certain of our acquisition transactions: the 2006 Stock Plan assumed by us in connection with our acquisition of AdMob, Inc. in May 2010; and the Motorola Mobility Holdings, Inc. 2011 Incentive Compensation Plan assumed by us in connection with our acquisition of Motorola Mobility Holdings, Inc. in May 2012. No further grants may be made under any of these plans.
(7)	Consists of shares of Class C capital stock to be issued upon (i) exercise of outstanding stock options that were distributed as a dividend to the issued and outstanding Class A stock options in April 2014 in connection with the stock split under the 2006 Stock Plan assumed by us in connection with our acquisition of AdMob, Inc. in May 2010; and (ii) exercise of outstanding stock options and vesting of GSUs that were distributed as a dividend to the issued and outstanding Class A stock options and GSUs in April 2014 in connection with the stock split under the Motorola Mobility Holdings, Inc. 2011 Incentive Compensation Plan assumed by us in connection with our acquisition of Motorola Mobility Holdings, Inc. in May 2012 and (ii) vesting of restricted stock units issued and outstanding under the bebop Technologies, Inc. Award Plan and Apigee Corporation 2015 Equity Incentive Plan; such unvested restricted stock units were assumed by us in connection with our acquisition of bebop Technologies, Inc. in December 2015 and Apigee Corporation in November 2016. No further grants may be made under any of these plans.

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ALPHABET CEO PAY RATIO

The following table sets forth the ratio of Alphabet Chief Executive Officer Larry Page’s total compensation to that of Alphabet’s median employee for the year ended December 31, 2017.

Chief Executive Officer total annual compensation	$1
Median Employee total annual compensation	$197,274
Ratio of Chief Executive Officer to Median Employee total annual compensation	1:197,274 or 0.000005

To determine the median employee compensation, we analyzed all of Alphabet’s employees, excluding Alphabet’s Chief Executive Officer, as of December 31, 2017. We annualized wages and salaries for employees that were not employed for the full year. We used base salary and actual bonus as the consistently applied compensation metric to determine the median employee. If this resulted in more than one individual at the median level, we assessed the grant date fair value of standard equity awards for these individuals and selected the employee with the median award value. After identifying the median employee, we calculated annual total compensation for the median employee according to the methodology used to report the annual compensation of our named executive officers in the Summary Compensation Table on page 43.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees and Services

The following table sets forth all fees paid or accrued by us for the audit and other services provided by Ernst & Young LLP during the years ended December 31, 2016 and 2017 (in thousands):

	2016 ($)	2017 ($)
Audit Fees(1)	14,005	16,742
Audit-Related Fees(2)	2,838	4,365
Tax Fees(3)	3,462	4,547
Other Fees(4)	655	334
Total Fees	20,960	25,988
(1)	Audit Fees: This category represents fees for professional services provided in connection with the audit of our financial statements, audit of our internal control over financial reporting, review of our quarterly financial statements, and audit services provided in connection with other regulatory or statutory filings for which we have engaged Ernst & Young LLP.
(2)	Audit-Related Fees: This category consists primarily of attest services related to information systems.
(3)	Tax Fees: This category consists of tax compliance, tax planning, and tax advice, including foreign tax return preparation and requests for rulings or technical advice from tax authorities.
(4)	Other Fees: This category consists of fees for services other than the services reported in audit fees, audit-related fees, and tax fees.

Auditor Independence

We maintain a policy that aims to help maintain auditor independence and our compliance with regulatory requirements by ensuring a process for: 1) internal and external auditor review of proposed services for independence and 2) pre-approval of the services by the Audit Committee. The Audit Committee considers whether the provision of services other than audit services is compatible with maintaining Ernst & Young LLP’s independence.

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Pre-Approval Policies and Procedures

All audit and non-audit services provided by Ernst & Young LLP to us must be pre-approved in advance by our Audit Committee.

If the following conditions are met, the service will be considered pre-approved by the Audit Committee (without any further action from the Audit Committee):

●	the service is identified as a permitted service, as determined by the Audit Committee each year, and
●	the estimated fee for the permitted service is less than or equal to $500,000.

If the service does not meet the conditions noted above, explicit approval must be obtained from the Audit Committee, or the delegate of the Audit Committee who has been granted the authority to grant pre-approvals, before the professional from the independent registered accounting firm is engaged by Alphabet or its subsidiaries to render the service. If a pre-approval is obtained from the Committee delegate, the auditor may be engaged to commence the service but the service must still be presented to the full Audit Committee at its next scheduled meeting.

All services provided to us by Ernst & Young LLP in 2016 and 2017 were pre-approved by the Audit Committee.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD
OF DIRECTORS

The Audit Committee of the Board of Directors of Alphabet is comprised entirely of independent directors who meet the independence requirements of the Listing Rules of the NASDAQ Stock Market and the SEC. The Audit Committee operates pursuant to a charter that is available on the Investor Relations section of our website at https://abc.xyz/investor/other/board.html#audit-committee.

The Audit Committee oversees Alphabet’s financial reporting process and internal control structure on behalf of the Board of Directors. Management is responsible for the preparation, presentation, and integrity of the financial statements and the effectiveness of Alphabet’s internal control over financial reporting. Alphabet’s independent auditors are responsible for expressing an opinion as to the conformity of Alphabet’s consolidated financial statements with generally accepted accounting principles and as to the effectiveness of Alphabet’s internal control over financial reporting.

In performing its responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements in Alphabet’s Annual Report on Form 10-K for the year ended December 31, 2017. The Audit Committee has also discussed with the independent auditors matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (PCAOB).

The Audit Committee received written disclosures and the letter from the independent auditors pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with the auditors their independence.

Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the Board of Directors that the audited consolidated financial statements be included in Alphabet’s Annual Report on Form 10-K for the year ended December 31, 2017.

AUDIT COMMITTEE

Ann Mather, Chair
Roger W. Ferguson, Jr.
Alan R. Mulally

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MANAGEMENT PROPOSALS TO BE VOTED ON

Proposal Number 1	Election of Directors

Nominees

The Nominating and Corporate Governance Committee recommended, and our Board of Directors nominated:

● Larry Page, ● Sergey Brin, ● Eric E. Schmidt, ● L. John Doerr, ● Roger W. Ferguson, Jr., ● Diane B. Greene,	● John L. Hennessy, ● Ann Mather, ● Alan R. Mulally, ● Sundar Pichai, and ● K. Ram Shriram

as nominees for election as members of our Board of Directors at the Annual Meeting. At the Annual Meeting, eleven directors will be elected to the Board of Directors.

Except as set forth below, unless otherwise instructed, the persons appointed in the accompanying form of proxy will vote the proxies received by them for these nominees, who are all presently directors of Alphabet. In the event that any nominee becomes unavailable or unwilling to serve as a member of our Board of Directors, the proxy holders will vote in their discretion for a substitute nominee. The term of office of each person elected as a director will continue until the next annual meeting or until a successor has been elected and qualified, or until the director’s earlier death, resignation, or removal.

The sections titled “Directors and Executive Officers” and “Director Selection Process and Qualifications” on pages 19-22 and 26-28 of this proxy statement contain more information about the leadership skills and other experiences that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that these nominees should serve as directors of Alphabet.

Required Vote

The eleven nominees receiving the highest number of affirmative “FOR” votes shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” these nominees.

Alphabet Recommendation

Our Board of Directors recommends a vote FOR the election to the Board of Directors of each of the abovementioned nominees.

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Proposal Number 2	Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2018. During the fiscal year ended December 31, 2017, Ernst & Young LLP served as our independent registered public accounting firm and also provided certain audit-related, tax, and other services. See “Independent Registered Public Accounting Firm” on pages 47-48 of this proxy statement. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of Alphabet and our stockholders. If our stockholders do not ratify the appointment, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Required Vote

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of Ernst & Young LLP.

Alphabet Recommendation

Our Board of Directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

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Proposal Number 3	Approval of Amendments to Alphabet’s 2012 Stock Plan

At the Annual Meeting, stockholders will be asked to approve amendments to the Alphabet Inc. 2012 Stock Plan, as amended (the Plan), in order to (1) increase the maximum number of shares of our Class C capital stock that may be issued under the Plan by 11,500,000 shares, and (2) prohibit the repricing of stock options granted under the Plan without stockholder approval.

In April 2018, the Leadership Development and Compensation Committee recommended and the full Board of Directors adopted, subject to stockholder approval, amendments to the Plan to:

1.	Increase the share reserve by 11,500,000 shares of Class C capital stock. Our stockholders have previously authorized us to issue under the Plan up to a total of 73,500,000 shares of Class C capital stock, subject to adjustment upon certain changes in our capital structure.

The Leadership Development and Compensation Committee and the full Board of Directors believe that in order to successfully attract and retain the best possible candidates, we must continue to offer a competitive equity incentive program. The proposed request would allow Alphabet to continue its current granting practices.

As of December 31, 2017, 38,505,768 shares of stock remained available for future stock awards under the Plan, a number that the Leadership Development and Compensation Committee and the full Board of Directors believes to be insufficient to meet our anticipated needs. Therefore, the Leadership Development and Compensation Committee recommended, and the full Board of Directors approved, subject to stockholder approval, an amendment to increase the maximum number of shares of Class C capital stock issuable under the Plan by 11,500,000 shares to a total of 85,000,000 shares of our Class C capital stock, subject to adjustment upon certain changes in our capital structure.

2.	The Plan currently permits Alphabet to reprice stock options granted under the Plan without stockholder approval. We seek to follow corporate governance best practices. As a result, we are seeking stockholder approval to revise this provision to expressly prohibit the repricing of stock options without stockholder approval.
Summary of the Plan

The material features of the Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the Plan, which is set forth in Appendix A to this proxy statement.

Purpose

The Board of Directors of Google originally adopted the Plan in April 2012, and it was approved by the stockholders of Google in June 2012. The Plan was subsequently assumed by Alphabet in October 2015 and amended by the Board of Directors, the Leadership Development and Compensation Committee and stockholders in 2015, 2016, and 2017. The Plan is intended to promote the interests of Alphabet and its subsidiaries (collectively, the Company) and its stockholders by providing the employees and consultants of the Company and members of the Board of Directors with incentives and rewards to encourage them to continue in the service of the Company and with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

Administration

The Leadership Development and Compensation Committee administers the Plan in accordance with its terms. The Leadership Development and Compensation Committee has full discretionary authority to administer the Plan, including without limitation, the authority to: (1) designate the employees and consultants of the Company and members of the Board of Directors who shall be granted incentive awards under the Plan and the amount, type and other terms and conditions of such incentive awards and (2) interpret and construe any and all provisions of the Plan and the terms of any incentive award (and any agreement evidencing the grant of an incentive award). The Leadership Development and Compensation Committee may exercise all discretion granted to it under the Plan in a non-uniform manner among participants. The Leadership Development and Compensation Committee may delegate to a subcommittee of one or more members of the Board of Directors or employees of the Company the authority to grant incentive awards, subject to such limitations as the Leadership Development and Compensation Committee shall specify and to the requirements of applicable law.

Eligibility

Any employee or consultant of, or person who renders services directly or indirectly to, the Company and any member of the Board of Directors is eligible for selection by the Leadership Development and Compensation Committee to receive an incentive award under the Plan (such a person who is selected to receive an incentive award is referred to herein as a participant). As of December 31, 2017, the Company had 80,110 full-time employees and eleven members of the Board of Directors (including five employee directors).

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Shares Subject to the Plan

Currently, the maximum number of shares of Class C capital stock that may be covered by incentive awards granted under the Plan shall not exceed 73,500,000 shares in the aggregate. Currently, the maximum number of shares of Class C capital stock that may be covered by incentive awards granted under the Plan that are intended to be incentive stock options (ISOs) shall not exceed 73,500,000 shares in the aggregate. As of December 31, 2017, 38,505,768 shares of Class C capital stock remained available for future grant of stock awards under the Plan. Assuming stockholders approve this proposal, a total of 85,000,000 shares of Class C capital stock will have been reserved for issuance pursuant to the Plan. Assuming stockholders approve this proposal, the maximum number of shares of Class C capital stock that may be covered by incentive awards granted under the Plan that are intended to be ISOs shall not exceed 85,000,000.

For purposes of these maximum share limitations, shares of Class C capital stock shall only be counted as used to the extent that they are actually issued and delivered to a participant (or such participant’s permitted transferees as described in the Plan) pursuant to the Plan. Accordingly, if an incentive award is settled for cash or if shares of Class C capital stock are withheld to pay the exercise price of a stock option or to satisfy any tax withholding requirement in connection with an incentive award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of shares of Class C capital stock that are available for delivery under the Plan. In addition, shares of Class C capital stock related to incentive awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan. In addition, if shares of Class C capital stock owned by a participant (or such participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an incentive award, the number of shares tendered shall be added to the number of shares of Class C capital stock that are available for delivery under the Plan. Notwithstanding anything to the contrary herein, shares of Class C capital stock attributable to incentive awards transferred under any incentive award transfer program (as described below) shall not again be available for delivery under the Plan. As of April 18, 2018, the closing price of a share of Class C capital stock was $1,072.08.

Award Types

The Plan permits grants of the following types of incentive awards subject to such terms and conditions as the Leadership Development and Compensation Committee shall determine, consistent with the terms of the Plan: (1) stock options, including stock options intended to qualify as ISOs, (2) other stock-based awards, including in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units or share-denominated performance units, and (3) cash awards. Subject to the terms and conditions set forth in the Plan, incentive awards may be settled in cash or shares of Class C capital stock and may be subject to performance-based and/or service-based conditions. Cash awards shall, other than in the case of any cash awards granted to non-employee members of the Board of Directors, and all other incentive awards may, be designed to qualify as “performance-based compensation” within the meaning of Section 162(m) (Performance-Based Compensation).

Stock Options

The Plan permits the Leadership Development and Compensation Committee to grant stock options, including ISOs, which are stock options that are designated by the Leadership Development and Compensation Committee as incentive stock options and which meet the applicable requirements of incentive stock options pursuant to Section 422 of the Code, subject to certain terms and conditions.

Exercise Price. The exercise price per share of Class C capital stock covered by a stock option shall not be less than 100% of the fair market value of a share of Class C capital stock on the date on which such stock option is granted. For this purpose, fair market value (Fair Market Value) is determined as being equal to the closing sales price on the date of grant or, if not so reported for such day, the immediately preceding business day, of a share of Class C capital stock as reported on the principal securities exchange on which shares of Class C capital stock are listed and admitted to trading.

Terms Applicable to Stock Options. A stock option granted to a participant under the Plan allows a participant to purchase up to a specified total number of shares of Class C capital stock at a specified exercise price per share during specified time periods, each as determined by the Leadership Development and Compensation Committee in its discretion, provided that no stock option may have a term of longer than ten (10) years.

Additional Terms for ISOs. Stock options granted under the Plan that are intended to qualify as ISOs are subject to certain additional terms and conditions as set forth in the Plan, including: (1) each stock option that is intended to qualify as an ISO must be designated as an ISO in the agreement evidencing its grant, (2) ISOs may only be granted to individuals who are employees of the Company, (3) the aggregate Fair Market Value (determined as of the date of grant of the ISOs) of the number of shares of Class C capital stock with respect to which ISOs are exercisable for the first time by any participant during any calendar year under all plans of the Company shall not exceed $100,000, or such other maximum amount as is then applicable under Section 422 of the Code, and (4) no ISO may be granted to a person who, at the time of the proposed grant, owns (or is deemed to own under the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of common stock of the Company unless (a) the exercise price of such ISO is at least one hundred ten percent (110%) of the Fair Market Value of a share of Class C capital stock at the time such ISO is granted and (b) such ISO is not exercisable after the expiration of five years from the date it is granted. Any stock option granted under the Plan that is designated as an ISO but for any reason fails to meet the requirements of an ISO shall be treated under the Plan as a nonstatutory stock option.

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Repricing Prohibited. Alphabet may not reprice any stock option granted under the Plan without the approval of the stockholders of Alphabet. For this purpose, “reprice” means (1) any of the following or any other action that has the same effect: (a) lowering the exercise price of a stock option after it is granted, (b) any other action that is treated as a repricing under U.S. generally accepted accounting principles (GAAP), or (c) cancelling a stock option at a time when its exercise price exceeds the fair market value of the underlying Class C capital stock, in exchange for another stock option, restricted stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (2) any other action that is considered to be a repricing under formal or informal guidance issued by NASDAQ.

Performance-Based Awards

The Leadership Development and Compensation Committee may grant incentive awards that are intended to qualify as Performance- Based Compensation pursuant to the Plan. Unless otherwise specified in the agreement evidencing the grant of an incentive award that is intended to qualify as Performance-Based Compensation, the Leadership Development and Compensation Committee may, in its discretion, reduce or eliminate the amount payable to any participant with respect to the incentive award, based on such factors as the Leadership Development and Compensation Committee may deem relevant, but the Leadership Development and Compensation Committee may not increase any such amount above the amount established in accordance with the relevant objective performance formula applicable to the incentive award. For purposes of clarity, the Leadership Development and Compensation Committee may exercise the discretion provided by the foregoing sentence in a non-uniform manner among participants.

The performance goals upon which the payment or vesting of any incentive award (other than stock options and stock appreciation rights) that is intended to qualify as Performance-Based Compensation depends shall relate to one or more of the following performance measures: market price of Class C capital stock, earnings per share of Class C capital stock, income, net income or profit (before or after taxes), economic profit, operating income, operating margin, profit margin, gross margin, return on equity or stockholder equity, total shareholder return, market capitalization, enterprise value, cash flow (including but not limited to operating cash flow and free cash flow), cash position, return on assets or net assets, return on capital, return on invested capital, return on sales, stockholder returns, economic value added, cash value added, earnings or net earnings (before or after interest, taxes, depreciation and amortization), earnings from continuing operations, operating earnings, controllable profits, sales or revenues, sales growth, new orders, capital or investment, ratio of debt to debt plus equity, ratio of operating earnings to capital spending, new product innovation, product release schedules or ship targets, market share, cost reduction goals, inventory or supply chain management initiatives, budget comparisons, implementation or completion of specified projects or processes, customer satisfaction MBOs (management by objectives), productivity, expense, margins, operating efficiency, working capital, the formation of joint ventures, research or development collaborations, or the completion of other transactions, any other measure of financial performance that can be determined pursuant to GAAP, or any combination of any of the foregoing.

A performance goal (1) may relate to the performance of the participant, Alphabet, a subsidiary of Alphabet, the Company, any business group, business unit or other subdivision of the Company, or any combination of the foregoing, as the Leadership Development and Compensation Committee deems appropriate and (2) may be expressed as an amount, as an increase or decrease over a specified period, as a relative comparison to the performance of a group of comparator companies or a published or special index, or any other external measure of the selected performance criteria, as the Leadership Development and Compensation Committee deems appropriate. The measurement of any performance goal may exclude the impact of unusual, non-recurring or extraordinary items or expenses; items relating to financing activities; charges for restructurings or productivity initiatives; other non-operating items; discontinued operations; items related to the disposal of a business or segment of a business; the cumulative effect of changes in accounting treatment; items related to a change in accounting principle; items related to changes in applicable laws or business conditions; any impact of impairment of tangible or intangible assets; any impact of the issuance or repurchase of equity securities and or other changes in the number of outstanding shares of any class of Alphabet equity securities; any gain, loss, income or expense attributable to acquisitions or dispositions of stock or assets; items attributable to the business operations of any entity acquired by Alphabet during a performance period; stock-based compensation expense; in-process research and development expense; future contributions to the Google Foundation; gain or loss from all or certain claims and/or litigation and insurance recoveries; items that are outside the scope of Alphabet’s core, ongoing business activities; and any other items, each determined in accordance with GAAP and as identified in Alphabet’s audited financial statements, including the notes thereto.

Within ninety (90) days after the beginning of a performance period for an incentive award intended to qualify as Performance-Based Compensation, and in any case before twenty-five percent (25%) of the performance period has elapsed, the Leadership Development and Compensation Committee shall establish written, objective performance goals for the incentive awards to be earned over the performance period. Performance periods may be overlapping.

The maximum number of shares of Class C capital stock that may be covered by incentive awards intended to qualify as Performance- Based Compensation that are granted to any one participant who is an executive officer of Alphabet in any calendar year shall not exceed 1,000,000 shares. The amount payable to any executive officer of Alphabet with respect to any calendar year for all incentive awards settled in cash shall not exceed $100 million. For this purpose, “amount payable with respect to any calendar year” means the amount of cash, or value of other property, required to be paid based on the achievement of applicable performance goals during a performance period that ends in a calendar year, disregarding any deferral pursuant to the terms of a deferred compensation plan unless the terms of the deferral are intended to comply with the requirements for Performance-Based Compensation.

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For purposes of clarity, the foregoing provisions described in this section apply only to incentive awards granted under the Plan that are intended to qualify as Performance-Based Compensation and do not limit the Leadership Development and Compensation Committee’s discretion to determine the terms and conditions of performance-based incentive awards granted under the Plan that are not intended to qualify as Performance-Based Compensation. In addition, the Leadership Development and Compensation Committee may, subject to the terms of the Plan, amend previously granted incentive awards in a way that disqualifies them as Performance-Based Compensation.

Non-Employee Director Awards

Any awards granted to non-employee members of the Board of Directors under the Plan in respect of any calendar year, solely with respect to his or her service to the Board of Directors, may not exceed $1,500,000, based on the aggregate value of cash-based awards and the fair market value of any stock-based awards granted under the Plan, in each case determined as of the date of grant. The Board of Directors will reassess this cap at least once every five years. As of April 18, 2018, there were six non-employee members of the Board of Directors.

Incentive Award Transfer Program

Each of the Board of Directors and the Leadership Development and Compensation Committee has the authority under the Plan to implement a program, which would permit participants the opportunity to transfer any outstanding incentive awards to a financial institution or other person selected by the Board of Directors or the Leadership Development and Compensation Committee.

Amendment and Termination

The Board of Directors may at any time suspend or discontinue the Plan or revise or amend the Plan in any respect whatsoever, provided that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires stockholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. Except as expressly provided in the Plan, no action under the Plan may, without the consent of a participant, reduce the participant’s rights under any previously granted and outstanding incentive award.

Adjustments Upon Certain Changes

The Plan includes provisions that require or permit the Leadership Development and Compensation Committee to make certain adjustments upon the occurrence of specified events, including provisions that provide as follows: (1) upon the occurrence of certain events affecting the capitalization of Alphabet such as a recapitalization or stock split, the Leadership Development and Compensation Committee shall make appropriate adjustments in the type and maximum number of shares available for issuance under the Plan and the limits described above for ISOs and for incentive awards intended to be Performance-Based Compensation that are granted to executive officers of Alphabet, (2) in the event of an increase or decrease in the number or type of issued shares of common stock of Alphabet without receipt or payment of consideration by the Company, the Leadership Development and Compensation Committee shall appropriately adjust the type or number of shares subject to each outstanding incentive award and the exercise price per share, if any, of shares subject to each such incentive award, (3) in the event of a merger or similar transaction as a result of which the holders of shares of Class C capital stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the Leadership Development and Compensation Committee shall appropriately adjust each outstanding incentive award so that it pertains and applies to the securities which a holder of the number of shares of Class C capital stock subject to such incentive award would have received in such transaction, and (4) upon the occurrence of certain specified extraordinary corporate transactions, such as a dissolution or liquidation of Alphabet, sale of all or substantially all of the Company’s assets, and certain mergers involving Alphabet, and upon any other corporate change, including but not limited to the sale of a subsidiary or business unit, the Leadership Development and Compensation Committee has discretion to make certain adjustments to outstanding incentive awards, cancel outstanding incentive awards and provide for cash payments to participants in consideration of such cancellation, or provide for the exchange of outstanding incentive awards.

Summary of Federal Income Tax Consequences of Awards

ISOs. A participant who is granted an ISO does not recognize taxable income at the time the ISO is granted or upon its exercise, but the excess of the aggregate fair market value of the shares acquired on the exercise date (ISO shares) over the aggregate exercise price paid by the participant is included in the participant’s income for alternative minimum tax purposes. Upon a disposition of the ISO shares more than two years after grant of the ISOs and one year after exercise of the ISOs, any gain or loss is treated as long-term capital gain or loss. In such case, Alphabet would not be entitled to a deduction. If the participant sells the ISO shares prior to the expiration of these holding periods, the participant recognizes ordinary income at the time of disposition equal to the excess if any, of the lesser of (1) the aggregate fair market value of the ISO shares at the date of exercise and (2) the amount received for the ISO shares, over the aggregate exercise price previously paid by the participant. Any gain or loss recognized on such a premature disposition of the ISO shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant prior to the sale. The amount of ordinary income recognized by the participant is subject to payroll taxes. Alphabet is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

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Nonstatutory Stock Options. A participant who is granted a stock option that is not an ISO (a nonstatutory stock option) does not recognize any taxable income at the time of grant. Upon exercise, the participant recognizes taxable income in an amount equal to the aggregate fair market value of the shares subject to the nonstatutory stock options over the aggregate exercise price of such shares. Any taxable income recognized in connection with the exercise of nonstatutory stock options by an employee is subject to payroll taxes. Alphabet is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income. The participant’s basis in the option shares will be increased by the amount of ordinary income recognized. Upon the sale of the shares issued upon exercise of the nonstatutory stock options, any further gain or loss recognized will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant prior to the sale.

Restricted Stock and Restricted Stock Units. A participant will not recognize income at the time a restricted stock award is granted. When the restrictions lapse with regard to any installment of restricted stock, the participant will recognize ordinary income in an amount equal to the fair market value of the shares with respect to which the restrictions lapse, unless the participant elected to realize ordinary income in the year the award is granted in an amount equal to the fair market value of the restricted stock awarded, determined without regard to the restrictions. A participant will not recognize income at the time an award of restricted stock units (GSUs) is granted. The participant will recognize ordinary income at the time the GSUs vest, in an amount equal to the cash paid or to be paid or the fair market value of the shares delivered or to be delivered. The amount of ordinary income recognized by the participant is subject to payroll taxes. Alphabet is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Performance-Based Awards. A participant will not recognize income at the time of grant of a performance-based award. The participant will recognize ordinary income at the time the performance-based award vests in an amount equal to the dollar amount, or the fair market value of the shares of Class C capital stock, subject to the award. The amount of ordinary income recognized by the participant is subject to payroll taxes. Alphabet is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Section 162(m) Compensation Deduction Limitation. In general, Section 162(m) limits Alphabet’s compensation deduction to $1,000,000 paid in any tax year to any “covered employee” as defined under Section 162(m). This deduction limitation does not apply to certain types of compensation, including Performance-Based Compensation. The terms of the Plan currently permit, but do not require, Alphabet to grant performance-based awards under the Plan that meet the requirements of Performance-Based Compensation so that such awards will be deductible by Alphabet for federal income tax purposes.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

Plan Benefits

The amount and timing of awards granted under the Plan are determined in the sole discretion of the administrator and therefore cannot be determined in advance. The future awards that would be received under the Plan by executive officers and other employees are discretionary and are therefore not determinable at this time.

Required Vote

Approval of the proposed amendments to the Plan requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Unless marked to the contrary, proxies received will be voted “FOR” approval of amendments to (1) increase the maximum number of shares of our Class C capital stock that may be issued under the Plan by 11,500,000 shares, and (2) prohibit the repricing of stock options granted under the Plan without stockholder approval.

Alphabet Recommendation

We believe strongly that the approval of the amendment to the Plan to increase the number of Class C capital stock issuable under the Plan by 11,500,000 shares is essential to our continued success. Our employees are among our most valuable assets. Equity awards provided under the Plan are vital to our ability to attract and retain outstanding and highly skilled individuals. Such awards also are crucial to our ability to motivate employees to achieve our goals.

Further, we seek to follow corporate governance best practices. As a result, we are seeking approval to amend the Plan to prohibit the repricing of stock options granted under the Plan without stockholder approval.

For the reasons stated above the stockholders are being asked to approve the amendments to the Plan.

Our Board of Directors recommends a vote FOR the approval of the amendments to increase the number of Class C capital stock issuable under the Plan by 11,500,000 shares and to prohibit the repricing of stock options granted under the Plan without stockholder approval.

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STOCKHOLDER PROPOSALS

Proposal Numbers 4-10 are proposals we received from our stockholders. If the proponents of these proposals, or representatives who are qualified under state law, are present at our Annual Meeting and submit the proposals for a vote, then the proposals will be voted upon. The stockholder proposals, including any supporting statements, are included exactly as submitted to us by the proponents of these proposals. The Board of Directors’ recommendation on each proposal is presented immediately following our opposing statement to the proposal. We will promptly provide you with the address, and, to our knowledge, the number of voting securities held by the proponents of the stockholder proposals, upon receiving a written or oral request directed to:

Alphabet Inc. Attn: Corporate Secretary 1600 Amphitheatre Parkway Mountain View, California 94043	Email: corporatesecretary@abc.xyz	(650) 253-3393

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Proposal Number 4	Stockholder Proposal Regarding Equal Shareholder Voting

James McRitchie and Myra K. Young, and The NorthStar Asset Management Funded Pension Plan, as co-lead filers, have advised us that they intend to present the proposal set forth below for consideration at our Annual Meeting.

Give Each Share an Equal Vote

RESOLVED: Shareholders request that our Board take all practicable steps in its control toward initiating and adopting a recapitalization plan for all outstanding stock to have one vote per share. This would include efforts at the earliest practicable time toward encouragement and negotiation with Class B shareholders to request that they relinquish, for the common good of all shareholders, any preexisting rights. This is not intended to unnecessarily limit our Board’s judgment in crafting the requested change in accordance with applicable laws and existing contracts.

SUPPORTING STATEMENT:

In our company’s dual-class voting structure, each share of Class A common stock has one vote and each share of Class B common stock has 10 votes. As a result, Mr. Page and Mr. Brin currently control over 51% of our company’s total voting power, while owning less than 13% of stock. All insiders control nearly 57% of the vote. This raises concerns that the interests of public shareholders may be subordinated to those of our co-founders.

By allowing certain stock to have more voting power than other stock our company takes our public shareholder money but does not let us have an equal voice in our company’s management. Without a voice, shareholders cannot hold management accountable. For example, despite the fact that more than 85% of outsiders (average shareholders) voted AGAINST the creation of a third class of stock (class C) in 2012, the weight of the insiders’ 10 votes per share allowed the passage of this proposal.

On July 31, 2017, the S&P Dow Jones Indices announced that the S&P Composite 1500 and its component indices will no longer add companies with multiple share class structures. This change reflects a toughening stance by index firms and the investors they represent who increasingly emphasize the importance of corporate governance rights.

“Companies with multiple share class structures tend to have corporate governance structures that treat different shareholder classes unequally with respect to voting rights and other governance issues,” the S&P Dow Jones Indices said in a statement.

In reaction to the change at the S&P, Ken Bertsch, executive director of the Council of Institutional Investors, stated: “Multi-class structures...rob shareholders of the power to press for change when something goes wrong, which happens sooner or later at most if not all companies...Shareholders at such companies have no say in electing the directors who are supposed to oversee management.”

Independent analysts appear to agree with our concerns. As of December 1, 2017, Institutional Shareholder Services (ISS), which rates companies on risk, gave our company a 10, its highest risk category, for the Governance QualityScore. ISS rates our shareholder rights and compensation a 10, and our board is rated a 9, also indicating relatively higher risk according to the ISS.

Alphabet Opposing Statement

Our Board of Directors believes that the capital structure set out in our Amended and Restated Certificate of Incorporation is in the best interests of the company and our stockholders.

Since its inception, Google has been managed with a focus on the long term. This focus was emphasized by our founders, Larry Page and Sergey Brin, in their letter to our stockholders at the time of Google’s initial public offering in 2004: “We are creating a corporate structure that is designed for stability over long time horizons. By investing in Google, you are placing an unusual long term bet on the team, especially Sergey and me, and on our innovative approach.” They reiterated their commitment to our long-term focus in their April 2012 letter to our stockholders. The implementation of our holding company, Alphabet, in October 2015 further reinforces this long-term view.

The dual class capital structure with two classes of common stock (Class A common stock with one (1) vote per share and Class B common stock with ten (10) votes per share) has been in existence since we became a public company in 2004, and the tri-class structure, with a new class of non-voting capital stock (Class C capital stock with no voting rights), was approved by votes representing a majority of our outstanding common stock at the 2012 Annual Meeting of Stockholders. Every investor purchasing a share of our Class A common stock and our Class C capital stock is aware of this capital structure, and many are attracted to our stock by the long-term stability that our founders and largest Class B stockholders, Larry and Sergey, provide to the Company.

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We believe that our success is owed in large part to the leadership and vision provided by our founders. Through their leadership and focus on innovation and long-term growth, we have established a track record of building a strong company and creating stockholder value. We believe that the stability provided by the tri-class voting structure gives us greater ability to focus on long-term interests than might otherwise be the case.

Our Board of Directors believes that elimination of the tri-class structure will not improve either the corporate governance or the long-term financial performance of the Company. Accordingly, our Board of Directors recommends that stockholders vote “AGAINST” this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Alphabet Recommendation

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 5	Stockholder Proposal Regarding a Lobbying Report

Walden Asset Management, as lead filer, joined by Benedictine Sisters of Monasterio Pan De Vida, Benedictine Sisters of Cullman, Alabama, The Benedictine Sisters of Baltimore, Mercy Investment Services, Inc., The Oblate International Pastoral Investment Trust, and other individuals and organizations, whose names, addresses and stockholdings will be provided by us upon request, have advised us that they intend to present the proposal set forth below for consideration at our Annual Meeting.

Lobbying Disclosure

Whereas, we believe it is important that Alphabet’s lobbying positions, and processes to influence public policy, are transparent. Public opinion is skeptical of corporate influence on Congress and public policy, and controversial lobbying activity may pose risks to our company’s reputation.

Alphabet spent approximately $83 million between 2012 and 2016 on federal lobbying, according to Senate reports. And this figure may not include grassroots lobbying to influence legislation by mobilizing public support or opposition and does not include lobbying expenditures to influence legislation in all states.

Resolved, the shareholders of Alphabet request the Board prepare a report, updated annually, and disclosing:

1.	Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.
2.	Payments by Alphabet used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.
3.	Description of the decision making process and oversight by management and the Board for making payments described in sections 2 and 3 above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which Alphabet is a member.

“Direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.

The report shall be presented to the Audit Committee or other relevant Board oversight committees and posted on Alphabet’s website.

SUPPORTING STATEMENT

We commend Alphabet for disclosure on its website on political spending and lobbying but the website still does not disclose details about payments used for lobbying by trade associations.

For example, the Chamber of Commerce spent approximately $1.4 billion in lobbying since 1998, yet Alphabet’s level of funding of the Chamber is secret. The Chamber also aggressively attacked the EPA for its actions combatting climate change. We urge Alphabet to utilize its role as a prominent member to challenge the Chamber’s climate policy.

In contrast, Alphabet’s website publicly affirms its commitment to “protecting the environment”, a message we strongly support.

And Alphabet has done an outstanding job in advocating forward looking policies on issues like climate change and sets an example for other companies in its use of renewable energy and support for public policy backing renewables.

In September 2014 Chair Eric Schmidt announced on NPR that Alphabet had ended membership in ALEC, an organization that assists legislators and companies to promote model legislation. One high ALEC priority aims to repeal State renewable energy legislation. Chair Schmidt argued ALEC was “literally lying” about climate. We commend Alphabet for this act of leadership.

It is a logical next step for Alphabet to expand public disclosure about third party lobbying.

Alphabet Opposing Statement

We are committed to transparency in all areas of our business, including our public policy activities and lobbying expenditures.

Google has long been a champion of disclosure and transparency. Consistent with those values, we adopted a transparency policy for our public policy activities, including our lobbying efforts, which can be found at https://www.google.com/publicpolicy/transparency.html.

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Our Board of Directors believes our U.S. Public Policy Transparency site already contains much of the information requested in this proposal. Links are provided for Google’s federal lobbying disclosure reports, as are a representative listing of politically-engaged trade associations and other tax-exempt organizations that receive support from our U.S. Federal Public Policy team. Google’s sponsorship or collaboration with a third-party organization does not mean that the company endorses the organization’s entire agenda, its events or advocacy positions nor the views of its leaders or members.

Additionally, in compliance with applicable laws, Google discloses a significant amount of information in hundreds of publicly available filings at the state and local level in the U.S. When we engage our users directly in grassroots advocacy, those communications are typically posted at our Take Action site (https://www.google.com/takeaction/).

Our Board of Directors believes that participating in the political process in a transparent manner is an important way to enhance stockholder value and promote good corporate citizenship. Given our existing method of frequently updating stockholders and the public about our public policy activities, our Board of Directors does not believe that implementing this proposal would benefit our stockholders. Accordingly, our Board of Directors recommends that stockholders vote “AGAINST” this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Alphabet Recommendation

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 6	Stockholder Proposal Regarding a Report on Gender Pay

Arjuna Capital, as lead filer, on behalf of its clients whose names, addresses and stockholdings will be provided by us upon request, Proxy Impact on behalf of CB Wealth Generation, LLC, and Baldwin Brothers Inc. on behalf of Dylan Sage, as co-filers, have advised us that they intend to submit the proposal set forth below for consideration at our Annual Meeting.

Gender Pay Equity Shareholder Resolution

Whereas: The World Economic Forum estimates the gender pay gap costs the economy 1.2 trillion dollars annually. The median income for women working full time in the United States is 80 percent of that of their male counterparts. This 10,470 dollar disparity can equal nearly half a million dollars over a career. The gap for African American and Latina women is 60 percent and 55 percent. At the current rate, women will not reach pay parity until 2059.

The gender pay gap is present across society and no industries are immune. While Google reports women make 99.7 percent of that of their male counterparts after statistical controls, Payscale reports a 15.2 percent mean pay gap at Google, and employee leaked data shows salary gaps in 5 out of 6 levels. Glassdoor finds an unexplained 5.9 percent gender pay gap in the technology industry after statistical controls, noting “many tech jobs top the list for largest gender pay gaps.” Robeco Sam finds a 10 percent pay gap for managers at software companies and a lower retention rate for female managers than male managers.

At Google, approximately 31 percent of our Company’s employees are women, and women account for 25 percent of our firm’s leadership. Mercer finds actively managing pay equity “is associated with higher current female representation at the professional through executive levels and a faster trajectory to improved representation.”

Research from Morgan Stanley, McKinsey, and Robeco Sam suggests more gender diverse leadership leads to superior stock price performance and return on equity. McKinsey states, “the business case for the advancement and promotion of women is compelling.” Best practices include “tracking and eliminating gender pay gaps.”

While there is a compelling business case to manage gender pay equity, addressing related public policy risk is of particular import to United States companies. Google has already faced a Department of Labor investigation regarding pay inequity. The Paycheck Fairness Act pending before Senate “punishes employers for retaliating against workers who share wage information, puts the justification burden on employers as to why someone is paid less and allows workers to sue for punitive damages of wage discrimination.” California, Massachusetts, New York, and Maryland have passed some of the strongest equal pay legislation to date. The Congressional Joint Economic Committee reports 40 percent of the wage gap may be attributed to discrimination.

S&P 500 and technology peers including Intel, Apple, Expedia, Adobe, Amazon, Microsoft, and eBay have publically reported and committed to gender pay equity.

Resolved: Shareholders request Alphabet/Google prepare a report on the risks to the company associated with emerging public policies on the gender pay gap, including associated reputational, competitive, and operational risks, and risks related to recruiting and retaining female talent. The report should be prepared at reasonable cost, omitting proprietary information, litigation strategy and legal compliance information.

The gender pay gap is defined as the difference between male and female median earnings expressed as a percentage of male earnings (Organization for Economic Cooperation and Development).

Alphabet Opposing Statement

Our Board of Directors has carefully considered this proposal and, for the reasons set forth below, does not believe that it is in the best interests of the Company and its stockholders.

We are committed to diversity and equality in all areas of our business, including hiring and compensation. Consistent with those values, the compensation structure at Google is designed to prevent gender pay differences by setting pay targets by job.

We regularly take actions to ensure the diversity and equality of our practices. On March 15, 2018, we released a report on our pay equity analyses, “Google’s commitment to fair and equitable pay,” on our external re:Work site (https://rework.withgoogle.com/blog/ googles-commitment-to-fair-and-equitable-pay-2018/). This included our detailed methodology and findings; as such, our Board of Directors does not believe that an additional report as detailed in the proposal above would enhance Alphabet’s existing commitment to fostering a fair and inclusive culture.

Accordingly, our Board of Directors recommends that stockholders vote “AGAINST” this proposal.

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Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Alphabet Recommendation

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 7	Stockholder Proposal Regarding Simple Majority Vote

John Chevedden has advised us that he intends to submit the proposal set forth below for consideration at our Annual Meeting.

Proposal 7 – Simple Majority Vote

RESOLVED, Shareholders request that our board take each step necessary so that each voting requirement in our charter and bylaws that calls for a greater than simply majority vote be eliminated, and replaced by a requirement for a majority of the votes cast for and against applicable proposals, or a simple majority in compliance with applicable laws. If necessary this means the closest standard to a majority of the votes cast for and against such proposals consistent with applicable laws. It is important that our company take each step necessary to adopt this proposal topic completely.

Shareowners are willing to pay a premium for shares of companies that have excellent corporate governance. Supermajority voting requirements have been found to be one of 6 entrenching mechanisms that are negatively related to company performance according to “What Matters in Corporate Governance” by Lucien Bebchuk, Alma Cohen and Allen Ferrell of the Harvard Law School. Supermajority requirements are used to block initiatives supported by most shareowners but opposed by a status quo management.

This proposal topic won from 74% to 88% support by Weyerhaeuser, Alcoa, Waste Management, Goldman Sachs, FirstEnergy, McGraw- Hill and Macy’s. The proponents of these proposals included Ray T. Chevedden and William Steiner.

Currently a 1%-minority can frustrate the will of our 66%-shareholder majority. In other words a 1%-minority could have the power to prevent shareholders from improving management accountability. Currently the role of Alphabet shareholders is diminished because management can declare as worthless and useless a 66%-vote of shareholders on certain issues.

This proposal is especially important for Alphabet shareholders because management had it rigged in so many ways that shareholders have hardly a voice in the fate of Alphabet. The voice of regular shareholders is diminished because certain insider shares have 10-times as many votes per share as regular shares. Plus we have no right to act by written consent. Our board is stacked with insider directors (including our Chairman) and directors who have 16 to 19 years long-tenure. Insider status and long tenure result in lack of director independence. Independence is a priceless attribute in a director.

There is clearly shareholder dissatisfaction. Three directors received up to 25-times as many negatives votes as their peers on the Alphabet board.

With such lack of accountability it is not surprising that Alphabet contributed substantial funds to the tech lobbying groups who are opposing federal legislative efforts to give additional options to prosecutors and civil trial lawyers to fight websites like Backpage (child sex trafficking) and prevent them from flourishing. Legal options include amending the Communications Decency Act.

The National Center for Missing and Exploited Children said classifieds website Backpage.com was involved in nearly 75% of all reports of online child sex trafficking that it receives from the general public. A bipartisan group of 47 lawmakers - almost half of the U.S. Senate - is co-sponsoring a bill to close what is sees as a loophole that supports an online market for sex trafficking. Senators want to remove legal protections for websites that host prostitution ads.

Please vote to improve management accountability:

Simple Majority Vote – Proposal 7

Alphabet Opposing Statement

Our Board of Directors has carefully considered this proposal and, for the reasons set forth below, does not believe that it is in the best interests of the company and our stockholders.

Our Amended and Restated Bylaws applies a simple majority vote standard to most corporate matters submitted to a vote of our stockholders. However, our Amended and Restated Certificate of Incorporation provides for more stringent voting requirements in certain limited circumstances, such as in the event of a change of control or with respect to amending certain provisions of our Amended and Restated Certificate of Incorporation. These enhanced voting requirements are intended to benefit our stockholders by protecting and maximizing the company’s long-term interests.

We believe that when fundamental changes are proposed that have potentially long-lasting impacts on our company, a stronger consensus of stockholders entitled to vote should agree that such changes are appropriate. Therefore, our Board of Directors continues to believe that our more stringent voting requirements in certain limited circumstances are appropriate and in the best interests of our stockholders and the company.

Accordingly, our Board of Directors recommends that stockholders vote “AGAINST” this proposal.

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Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Alphabet Recommendation

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 8	Stockholder Proposal Regarding a Sustainability Metrics Report

Zevin Asset Management, LLC, as lead filer, on behalf of Carol A. Reisen, along with a number of others co-filers, whose names, addresses and stockholdings will be provided by us upon request, have advised us that they intend to submit the proposal set forth below for consideration at our Annual Meeting.

WHEREAS: Numerous studies suggest that companies that integrate environmental, social, and governance (ESG) factors into business strategy reduce reputational, legal, and regulatory risks and improve long-term performance.

A leading group of companies has integrated sustainability metrics into executive pay incentive plans, among them Unilever, Walmart, and Mead Johnson. Guidance issued by the UN Principles for Responsible Investment (2012) states that including ESG factors in executive incentive schemes can help protect long-term shareholder value.

Diversity and inclusion are key components of business sustainability and success:

●	McKinsey & Company research shows that companies in the top quartiles for gender and racial/ethnic diversity were more likely to have above average financial returns (“Diversity Matters,” McKinsey, 2015).
●	In a 2013 Catalyst report, diversity was positively associated with more customers, increased sales revenue, and greater relative profits.
●	A 2016 study by Intel and Dalberg estimates the technology sector could generate $300–$370 billion in additional annual revenue if tech companies reflected the racial diversity of the talent pool.

Yet technology companies have not seized this opportunity. Underrepresented people of color hold just 9 percent of technical roles in the sector (Intel/Dalberg, 2016). Women hold 36 percent of entry level tech jobs and just 19 percent of C-Suite positions (“Women in the Workplace,” McKinsey, 2016).

The tech diversity crisis creates challenges for talent acquisition and retention, product development, and customer service. These human capital risks are playing out at Alphabet:

●	“A Google engineer who bemoaned racial diversity has sparked anger in Silicon Valley,” Washington Post, August 2017.
●	“Women say they quit Google because of racial discrimination: ‘I was invisible,’” Guardian, August 2017.
●	“3 Female Former Employees Sue Google Over Alleged Gender Pay Discrimination,” NPR, September 2017.

Alphabet has taken steps to address diversity and said it is committed to becoming “more reflective of the world we live in.” However, our Company remains predominantly white and male, especially in technical and leadership roles. Among Google Inc’s top 31 executives in 2016, there was only one underrepresented person of color and only four women. And, as Fortune observed in 2017, Alphabet’s approach lacks focus: “...there is no overarching mandate from the C-suite, like linking compensation to diversity goals....”

Investors seek clarity regarding how Alphabet is driving improvement on diversity and how that strategy is supported by C-Suite accountability. Integrating diversity metrics into executive compensation assessments would enhance Alphabet’s approach. Peers (e.g. Microsoft, Intel, IBM) have set diversity goals and begun tying parts of executive pay to such goals.

RESOLVED: Shareholders request the Board Compensation Committee prepare a report assessing the feasibility of integrating sustainability metrics, including metrics regarding diversity among senior executives, into the performance measures of the CEO under the Company’s compensation incentive plans. For the purposes of this proposal, “sustainability” is defined as how environmental and social considerations, and related financial impacts, are integrated into long-term corporate strategy, and “diversity” refers to gender, racial, and ethnic diversity.

Alphabet Opposing Statement

Our Board of Directors has carefully considered this proposal and, for the reasons set forth below, does not believe that it is in the best interests of the company and our stockholders.

Alphabet has long supported corporate sustainability, including environmental, social and diversity considerations. We are committed to incorporating these values in our business and have promoted them in our practices. Information on our diversity efforts can be found at https://google.com/diversity. An overview of our corporate sustainability efforts can be found at https://google.com/ sustainability, along with our 2017 Environmental Report, which summarizes the progress of our environmental initiatives and can be found at https://environment.google/projects/environmental-report-2017.

Additionally, since 2004, Larry Page, Alphabet’s CEO, has received a base salary of $1 per year and declined any additional compensation. As Larry does not receive any performance-based compensation, we do not believe that the proposal would enhance Alphabet’s existing commitment to corporate sustainability.

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Accordingly, our Board of Directors recommends that stockholders vote “AGAINST” this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Alphabet Recommendation

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 9	Stockholder Proposal Regarding Board Diversity and Qualifications

The National Center for Public Policy Research has advised us that it intends to submit the proposal set forth below for consideration at our Annual Meeting.

True Diversity Board Policy

Resolved, that the shareholders of Alphabet, Inc. (the “Company”) request the Board adopt a policy to disclose to shareholders the following:

1.	A description of the specific minimum qualifications that the Board’s nominating committee believes must be met by a nominee to be on the board of directors; and
2.	Each nominee’s gender, race/ethnicity, skills, ideological diversity and experience presented in a chart or matrix form.

The disclosure shall be presented to the shareholders through the annual proxy statement and the Company’s website within six (6) months of the date of the annual meeting and updated on an annual basis.

Supporting Statement

We believe that boards that incorporate diverse perspectives can think more critically and oversee corporate managers more effectively. By providing a meaningful disclosure about potential Board members, shareholders will be better able to judge how well-suited individual board nominees are for the Company and whether their listed skills, experience and attributes are appropriate in light of the Company’s overall business strategy. The Company’s compliance with Item 407(c)(2)(v) of SEC Regulation S-K requires it to identify the minimum skills, experience and attributes that all board candidates are expected to possess.

Information such as a candidate’s race and gender will satiate liberal bean counters.

However, true diversity comes from diversity of thought. There is ample evidence that the Company - and Silicon Valley generally - operate in ideological hegemony that eschews conservative people, thoughts and values. This ideological echo chamber can result in groupthink that is the antithesis of diversity. This can be a major risk factor for shareholders.

We believe a diverse board is a good indicator of sound corporate governance and a well-functioning board. Diversity in board composition is best achieved through highly qualified candidates with a wide range of skills, experience, beliefs and board independence from management.

We are requesting comprehensive disclosures about board composition and what qualifications the Company seeks for its Board, therefore we urge shareholders to vote FOR this proposal.

Alphabet Opposing Statement

Diversity and inclusion are values critical to our success and future innovation. As such, we are committed to diversity in all areas of business, including in the boardroom.

Our Board of Directors believes it is important to consider diversity in evaluating board candidates, particularly given the global and dynamic nature of our business. Specifically, as described on pages 26-28 of this proxy statement, the Nominating and Corporate Governance Committee factors into consideration diversity of race, ethnicity, gender, age, education, cultural background, and professional experiences, among many other qualities, when considering a potential candidate. We also disclose that overall diversity of perspective and experience are used to evaluate whether the directors as a group meet the criteria for the composition of the Board of Directors and the needs of our Board of Directors.

This multifaceted director nomination and evaluation process has ensured that our Board of Directors remains comprised of highly qualified leaders with diverse backgrounds, experiences, and skill sets. For example, we have directors who draw on their multinational business experience; those who bring entrepreneurial perspectives; those who have been devoted to academic, research, government service, and philanthropic endeavors; and those who lead financial institutions, to name a few.

This wide range of attributes, along with those detailed on pages 27-28 of this proxy statement in accordance with Item 407(c)(2) (v) of SEC Regulation S-K, bring unique perspectives and judgment necessary to guide our strategies and monitor their executions, all the while inspiring robust, thoughtful discussions in the boardroom.

Our Board of Directors believes the proxy statement already contains much of the information requested in this proposal. Given our commitment to diversity in and outside of the boardroom and our existing disclosures, our Board of Directors does not believe that implementing this proposal would benefit our stockholders.

Accordingly, our Board of Directors recommends that stockholders vote “AGAINST” this proposal.

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Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Alphabet Recommendation

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 10	Stockholder Proposal Regarding a Report on Content Governance

Arjuna Capital, on behalf of its clients whose names, addresses and stockholdings will be provided by us upon request, as lead filer, as well as The New York State Common Retirement Fund, and Bruce Alexander Gaguine, as co-filers, advised us that they intend to submit the proposal set forth below for consideration at our Annual Meeting.

Report on Content Governance

WHEREAS: With an estimated 1.2 trillion searches per year worldwide - and billions of users - Alphabet Inc.’s Google sits at the center of global controversy regarding its role in Russia’s reported election interference during the 2016 United States presidential election and what experts say is an ongoing threat to the democratic process.

Shareholders are concerned that Google’s failure to have proactively addressed this issue poses substantial regulatory, legal, and reputational risk to shareholder value.

In October 2017, Bloomberg reported Google found evidence Russian agents bought Google ads to interfere with the 2016 presidential campaign, using YouTube and Google’s main search advertising systems.

Richard Clark, cybersecurity adviser to President George W. Bush, and Robert Knake, cybersecurity adviser to President Barack Obama, wrote: “Russia could well interfere in the 2020 presidential vote, or the 2018 midterm elections...They will be back. And when they are, we better be ready with a plan that’s suited to our current moment.”

We believe Google has an obligation to demonstrate how it manages content to prevent violations of its terms of service. Yet, disclosures have been inadequate. Content policies appear reactive, not proactive.

Congressional committees have launched multiple investigations into Russian interference. Lawmakers plan to introduce legislation to require internet companies to disclose more information about political ad purchases. A United States Senator stated, “If Vladimir Putin is using Facebook or Google or Twitter to, in effect, destroy our democracy, the American people should know about it.”

The New York Times reported, “Despite Google’s insistence that its search algorithm undergoes a rigorous testing process to ensure that its results do not reflect political, gender, racial or ethnic bias, there is growing political support for regulating Google and other tech giants like public utilities and forcing it to disclose how exactly its arrives at search results.”

Foreign ministers of the Group of Seven countries, including the United States, said, “we are increasingly concerned about cyber-enabled interference in democratic political processes.” Germany enacted a law with fines of up to 50 million Euros if social media platforms don’t promptly remove posts containing unlawful content. The U.K. government is considering regulating Google as a news organization.

Advertisers have raised alarms about fake user accounts. Some companies have reduced expenditures on digital advertising. Nomura Securities estimated YouTube has lost up to 750 million dollars in revenue due to advertiser fear of being associated with objectionable content.

RESOLVED: Shareholders request Alphabet Inc. issue a report to shareholders at reasonable cost, omitting proprietary or legally privileged information, reviewing the efficacy of its enforcement of Google’s terms of service related to content policies and assessing the risks posed by content management controversies, including election interference, to the company’s finances, operations, and reputation.

SUPPORTING STATEMENT: Proponents recommend the report include assessment of the scope of platform abuses and address related ethical concerns.

Alphabet Opposing Statement

Google released its first Terms of Service governing the use of our products in 2007. Today, we have detailed policies governing content across our platforms. We tailor our content policies based on the platform, and we have thousands of people around the world who work diligently to review and counter abuse of our platforms.

We have been continuously updating our stockholders and the public about our substantial efforts regarding content management, the results of those efforts, and our expanding commitment and investments in this area.

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For example, in December 2017, YouTube CEO Susan Wojcicki announced efforts we are taking to prevent and combat a variety of abuse on our platforms. That announcement, which is available at https://youtube.googleblog.com/2017/12/expanding-our-work-against-abuse-of-our.html, described our efforts to address problematic content on our platforms and working to stay one step ahead of bad actors, making it hard for policy-violating content to surface or remain on YouTube. Our announcement also described how we are increasing the total number of people across Google working on content management policy enforcement to over 10,000 in 2018. Previously, in June 2017, we announced the steps we would take to combat extremist and terrorism-related content on our platforms, including using YouTube’s Trusted Flagger Program and machine learning to address the issue at scale, available at https://www.blog.google/topics/google-europe/four-steps-were-taking-today-fight-online-terror/.

We have also publicly reported on the impact of our efforts. In August and October 2017, we provided updates on our detection and enforcement efforts, including the progress of our automated and manual takedowns, and our engagement with experts. https://youtube.googleblog.com/2017/10/an-update-on-our-commitment-to-fight.html. In December 2017, we announced that 98% of the videos we remove for violent extremism are flagged by our machine-learning algorithms, demonstrating substantial improvement in our algorithms’ detection capabilities, https://youtube.googleblog.com/2017/12/expanding-our-work-against-abuse-of-our.html. Those advancements led to an almost five-fold increase in the amount of violent extremist content removed from our platforms, more than two thirds of which was removed within eight hours of its upload. Our success in this area has led us to expand the use of our machine learning technology into other challenging content areas, including child safety and hate speech.

We announced in October 2017 that we conducted an extensive investigation into the misuse of our platforms during recent elections, spanning nearly twenty of our products, including AdWords, YouTube Ads, YouTube Content, and Gmail. We detailed our findings publicly at https://www.blog.google/topics/public-policy/security-and-disinformation-us-2016-election/. Although we found only limited activity, we understand that there is more to be done. Accordingly, we also publicly announced four new initiatives around elections to ensure that voters understand who is advertising on our platforms and what ads they are using, available at https://blog.google/documents/7/google_US2016election_work_going_forward.pdf.

We have also made recent announcements about our substantial efforts to combat misinformation on search and news (https://blog.google/products/search/our-latest-quality-improvements-search), our efforts to further protect children on our platform (https://youtube.googleblog.com/2017/11/5-ways-were-toughening-our-approach-to.html), and updates to our policies regarding what content is eligible for advertisements (https://youtube-creators.googleblog.com/2017/06/your-content-and-making-money-from.html).

We believe that we have a responsibility to combat the misuse of our platforms and enforce our content policies. And we understand our continuing responsibility to update our users and stockholders on those efforts. We will continue to remain vigilant in this regard and plan to make regular public disclosures about our efforts, our results, and our future plans.

Finally, we will release a report this spring that will detail the enforcement actions we take in applying YouTube’s Community Guidelines, found here: https://www.youtube.com/yt/about/policies/#community-guidelines, against content that is unwelcome on YouTube’s platform. That report will join our other transparency initiatives in providing insight into how we enforce our Terms of Service, including our content removals due to copyright, government requests to remove content, and Search removals under European privacy law.

Given the significant work that both Google and YouTube have already done in this area, the many improvements that we have implemented, our open discussion of these issues, and our public commitment to do more and keep the public informed about our efforts, our Board of Directors does not believe that implementing this proposal would benefit our stockholders.

Accordingly, our Board of Directors recommends that stockholders vote “AGAINST” this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Alphabet Recommendation

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal.

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APPENDIX A	ALPHABET INC. 2012 STOCK PLAN
1.	Purpose of the Plan

This Plan is intended to promote the interests of the Company and its stockholders by providing the employees and consultants of the Company and members of the Board of Directors with incentives and rewards to encourage them to continue in the service of the Company and with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

2.	Definitions

As used in the Plan or in any instrument governing the terms of any Incentive Award, the following definitions apply to the terms indicated below:

(a)	“Alphabet” means Alphabet Inc., a Delaware corporation.
(b)	“Award” means any cash-based or stock-based award granted by the Committee to members of the Board of the Directors who are not employees of the Company in accordance with Section 3(b) below. Stock-based Awards may be in the form of any of the following, in each case in respect of Capital Stock: (a) Options, (b) stock appreciation rights, (c) restricted shares, (d) restricted stock units, (e) dividend equivalent rights and (f) other equity-based or equity-related Awards (including, without limitation, the grant or offer for sale of unrestricted shares of Capital Stock) that the Committee determines to be consistent with the purposes of the Plan and the interests of the Company. Cash-based awards may be in the form of (a) retainers, (b) meeting-based fees or (c) any other cash award that the Committee determines to be consistent with the purposes of the Plan and the interests of the Company.
(c)	“Board of Directors” means the Board of Directors of Alphabet.
(d)	“Capital Stock” means Alphabet’s Class C Capital Stock, $0.001 par value per share, or any other security into which such capital stock shall be changed as contemplated by the adjustment provisions of Section 10 of the Plan.
(e)	“Cash Incentive Award” means an award granted pursuant to Section 8 of the Plan.
(f)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and all regulations, interpretations and administrative guidance issued thereunder.
(g)	“Committee” means the Leadership Development and Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan.
(h)	“Company” means Alphabet and all of its Subsidiaries, collectively.
(i)	“Covered Employee” means each Participant who is an executive officer (within the meaning of Rule 3b-7 under the Exchange Act) of Alphabet.
(j)	“Deferred Compensation Plan” means any plan, agreement or arrangement maintained by the Company from time to time that provides opportunities for deferral of compensation.
(k)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(l)	“Fair Market Value” means, with respect to a share of Capital Stock, as of the applicable date of determination (i) the closing sales price on the date of determination or, if not so reported for such day, the immediately preceding business day of a share of Capital Stock as reported on the principal securities exchange on which shares of Capital Stock are then listed or admitted to trading or (ii) if not so reported, the closing bid price on the date of determination or, if not so reported for such day, on the immediately preceding business day as reported on The NASDAQ Stock Market or (iii) if not so reported, as furnished by any member of the Financial Industry Regulatory Authority, Inc. selected by the Committee. In the event that the price of a share of Capital Stock shall not be so reported, the Fair Market Value of a share of Capital Stock shall be determined by the Committee in its sole discretion. Notwithstanding the preceding, for federal, state and local income tax reporting purposes and for such other purposes as the Committee deems appropriate, the Fair Market Value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time.
(m)	“Incentive Award” means one or more Awards, Stock Incentive Awards and Cash Incentive Awards, collectively.
(n)	Incentive Award Transfer Program” means any program instituted by the Board of Directors or the Committee which would permit Participants the opportunity to transfer any outstanding Incentive Awards to a financial institution or other Person selected by the Board of Directors or the Committee.
(o)	“ISO” shall mean any Option, or portion thereof, awarded to a Participant pursuant to the Plan which is designated by the Committee as an incentive stock option and also meets the applicable requirements of an incentive stock option pursuant to Section 422 of the Code.
(p)	“Option” means a stock option to purchase shares of Capital Stock granted to a Participant pursuant to Section 6 of the Plan.

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(q)	“Other Stock-Based Award” means an award granted to a Participant pursuant to Section 7 of the Plan.
(r)	“Participant” means an employee or consultant of the Company or a member of the Board of Directors who is eligible to participate in the Plan pursuant to the terms and conditions hereof and to whom one or more Incentive Awards have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such Person, his successors, heirs, executors and administrators, as the case may be.
(s)	“Performance-Based Compensation” means compensation that satisfies the requirements of Section 162(m) of the Code for deductibility of “qualified performance-based compensation.”
(t)	“Performance Measures” means such measures as are described in Section 9 of the Plan on which performance goals are based in order to qualify certain awards granted hereunder as Performance-Based Compensation.
(u)	“Performance Percentage” means the factor determined pursuant to a Performance Schedule that is to be applied to a Target Award and that reflects actual performance compared to the Performance Target.
(v)	“Performance Period” means the period of time during which Performance Targets must be met in order to determine the degree of payout and/or vesting with respect to an Incentive Award that is intended to qualify as Performance-Based Compensation. Performance Periods may be overlapping.
(w)	“Performance Schedule” means a schedule or other objective method for determining the applicable Performance Percentage to be applied to each Target Award.
(x)	“Performance Target” means performance goals and objectives with respect to a Performance Period.
(y)	“Person” means a “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act, including any “group” within the meaning of Section 13(d)(3) under the Exchange Act.
(z)	“Plan” means this 2012 Stock Plan, as it may be amended from time to time.
(aa)	“Securities Act” means the Securities Act of 1933, as amended.
(bb)	“Stock Incentive Award” means an Option or Other Stock-Based Award granted pursuant to the terms of the Plan.
(cc)	“Subsidiary” means any “subsidiary” within the meaning of Rule 405 under the Securities Act.
(dd)	“Target Award” means target payout amount for an Incentive Award.
3.	Stock Subject to the Plan and Limitations on Cash Incentive Awards
(a)	Stock Subject to the Plan

The maximum number of shares of Capital Stock that may be covered by Incentive Awards granted under the Plan shall not exceed 85,000,000 shares of Capital Stock in the aggregate. The maximum number of shares of Capital Stock that may be covered by Incentive Awards granted under the Plan that are intended to be ISOs shall not exceed 85,000,000 shares of Capital Stock in the aggregate. The shares referred to in the preceding sentences of this paragraph shall be subject to adjustment as provided in Section 10 and the following provisions of this Section 3. Shares of Capital Stock issued under the Plan may be either authorized and unissued shares or treasury shares, or both, at the sole discretion of the Committee.

For purposes of the preceding paragraph, shares of Capital Stock covered by Incentive Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. For purposes of clarification, in accordance with the preceding sentence if an Incentive Award is settled for cash or if shares of Capital Stock are withheld to pay the exercise price of an Option or to satisfy any tax withholding requirement in connection with an Incentive Award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of shares of Capital Stock that are available for delivery under the Plan. In addition, shares of Capital Stock related to Incentive Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan. In addition, if shares of Capital Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an Incentive Award, the number of shares tendered shall be added to the number of shares of Capital Stock that are available for delivery under the Plan. Shares of Capital Stock covered by Incentive Awards granted pursuant to the Plan in connection with the conversion, replacement, or adjustment of outstanding equity-based awards to reflect a merger or acquisition (within the meaning of NASDAQ Listing Rule 5635(c) and Interpretive Material 5635-1) shall not count as used under the Plan for purposes of this Section 3. Notwithstanding anything to the contrary herein, shares of Capital Stock attributable to Incentive Awards transferred under any Incentive Award Transfer Program shall not again be available for delivery under the Plan.

(b)	Non-Employee Director Awards

In order to retain and compensate the non-employee members of the Board of Directors for their services, and to strengthen the alignment of their interests with those of the stockholders of the Company, the Plan permits the grant of cash-based and stock-based Awards to any non-employee member of the Board of Directors. Aggregate Awards granted to any non-employee member of the Board of Directors in respect of any calendar year, solely with respect to his or her service as a non-employee member of the Board of Directors, may not exceed $1,500,000 based on the aggregate value of cash-based Awards and the Fair Market Value of any stock-based Awards, in each case determined as of the date of grant. The Board of Directors will reassess this cap at least once every five years. Non-employee members of the Board of Directors shall not be eligible to receive any Incentive Awards other than Awards.

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(c)	Performance-Based Compensation Limits

Subject to adjustment as provided in Section 10, the maximum number of shares of Capital Stock that may be covered by Incentive Awards intended to qualify as Performance-Based Compensation that are granted to any Covered Employee in any calendar year shall not exceed 1,000,000 shares. The amount payable to any Covered Employee with respect to any calendar year for all Cash Incentive Awards shall not exceed $100 million. For purposes of the preceding sentence, the phrase “amount payable with respect to any calendar year” means the amount of cash, or value of other property, required to be paid based on the achievement of applicable Performance Measures during a Performance Period that ends in a calendar year, disregarding any deferral pursuant to the terms of a Deferred Compensation Plan unless the terms of the deferral are intended to comply with the requirements for performance-based compensation under Section 162(m) of the Code.

4.	Administration of the Plan

The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom qualifies as a “non-employee director” (within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act), an “outside director” within the meaning of Treasury Regulation Section 1.162-27(e)(3) and as “independent” within the meaning of any applicable stock exchange listing rules or similar regulatory authority. The Committee shall, consistent with the terms of the Plan, from time to time designate those employees and consultants of the Company and members of the Board of Directors who shall be granted Incentive Awards under the Plan and the amount, type and other terms and conditions of such Incentive Awards. All of the powers and responsibilities of the Committee under the Plan may be delegated by the Committee to any subcommittee thereof. In addition, the Committee may from time to time authorize a subcommittee consisting of one or more members of the Board of Directors (including members who are employees of the Company) or employees of the Company to grant Incentive Awards, subject to such restrictions and limitation as the Committee may specify and to the requirements of Delaware General Corporation Law Section 157.

The Committee shall have full discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and the terms of any Incentive Award (and any agreement evidencing the grant of any Incentive Award) granted thereunder and to adopt and amend from time to time such rules and regulations for the administration of the Plan as the Committee may deem necessary or appropriate. The Committee shall have the authority, in its discretion, to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations related to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws. For purposes of clarity, the Committee may exercise all discretion granted to it under the Plan in a non-uniform manner among Participants.

Without limiting the generality of the foregoing paragraph, the Committee shall determine whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment, provided that a Participant who is an employee will not be deemed to cease employment in the case of any leave of absence approved by the Company. Unless the Committee provides otherwise in the agreement evidencing the grant of an Incentive Award, vesting of Incentive Awards granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Company, it being understood that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. For purposes of ISOs, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave any ISO held by the Participant will cease to be treated as an ISO and will be treated for tax purposes as a non-qualified Option. The provisions of this paragraph shall be administered and interpreted in a manner that does not give rise to any tax under Section 409A of the Code.

The employment of a Participant with the Company shall be deemed to have terminated for all purposes of the Plan if such Participant is employed by or provides services to a Person that is a Subsidiary of the Company and such Person ceases to be a Subsidiary of the Company, unless the Committee determines otherwise. The Committee may, without limitation and in its discretion, in connection with any such determination, provide for the accelerated vesting of any Incentive Award upon or after such cessation, subject to such terms and conditions as the Committee shall specify. The employment of a Participant with the Company shall not be deemed to have terminated for any purpose of the Plan if such Participant is employed by a Person that is part of the Company, and such Participant’s employment is subsequently transferred to any other Person that is part of the Company, unless and to the extent the Committee specifies otherwise in writing in the instrument evidencing the grant of an Incentive Award or otherwise. A Participant who ceases to be an employee of the Company but continues, or simultaneously commences, services as a consultant or director of the Company shall not be deemed to have had a termination of employment for purposes of the Plan, unless the Committee determines otherwise. Decisions of the Committee shall be final, binding and conclusive on all parties. All discretion granted to the Committee pursuant to this paragraph must be exercised in a manner that would not cause any tax to become due under Section 409A of the Code.

On or after the date of grant of an Incentive Award under the Plan, the Committee may (i) accelerate the date on which any such Incentive Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Incentive Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Incentive Award may remain outstanding, (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Incentive Award, or (iv) provide for the payment of dividends or dividend equivalents with respect to any such Incentive Award; provided, that the Committee shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

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The Board of Directors or the Committee may, at any time, in its sole and complete discretion, implement an Incentive Award Transfer Program.

The Company shall pay any amount payable with respect to an Incentive Award in accordance with the terms of such Incentive Award, provided that the Committee may, in its discretion, defer the payment of amounts payable with respect to an Incentive Award subject to and in accordance with the terms of a Deferred Compensation Plan.

5.	Eligibility

The Persons who shall be eligible to be selected by the Committee from time to time to receive Incentive Awards pursuant to the Plan shall be those Persons (a) who are employees and consultants of, or who render services directly or indirectly to, the Company or (b) who are members of the Board of Directors. Each Incentive Award granted under the Plan shall be evidenced by an instrument in writing in form and substance approved by the Committee.

6.	Options

The Committee may from time to time grant Options, subject to the following terms and conditions:

(a)	Exercise Price

The exercise price per share of Capital Stock covered by any Option shall be not less than 100% of the Fair Market Value of a share of Capital Stock on the date on which such Option is granted.

(b)	Term and Exercise of Options
(i)	Each Option shall become vested and exercisable on such date or dates, during such period and for such number of shares of Capital Stock as shall be determined by the Committee on or after the date such Option is granted and set forth in the agreement evidencing the grant of such Option; provided, however that no Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing the grant of such Option.
(ii)	Each Option may be exercised in whole or in part; provided, however that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.
(iii)	An Option shall be exercised by such methods and procedures as the Committee determines from time to time, including without limitation through net physical settlement or other method of cashless exercise.
(iv)	Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a Participant, only by the Participant; provided, however that the Committee may permit in its discretion Options to be sold, pledged, assigned, hypothecated, transferred, or disposed of, on a general or specific basis, subject to such conditions and limitations as the Committee may determine, including through the implementation of an Incentive Award Transfer Program.
(c)	Effect of Termination of Employment or Other Relationship

The agreement evidencing the grant of each Option shall specify the consequences with respect to such Option of the termination of the employment or other service between the Company and the Participant holding the Option.

(d)	Additional Terms for ISOs

Each Option that is intended to qualify as an ISO shall be designated as such in the agreement evidencing its grant, and each agreement evidencing the grant of an Option that does not include any such designation shall be deemed to be a non-qualified Option. ISOs may only be granted to Persons who are employees of the Company. The aggregate Fair Market Value (determined as of the date of grant of the ISOs) of the number of shares of Capital Stock with respect to which ISOs are exercisable for the first time by any Participant during any calendar year under all plans of the Company shall not exceed $100,000, or such other maximum amount as is then applicable under Section 422 of the Code. Any Option or a portion thereof that is designated as an ISO that for any reason fails to meet the requirements of an ISO shall be treated hereunder as a non-qualified Option. No ISO may be granted to a Person who, at the time of the proposed grant, owns (or is deemed to own under the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of common stock of the Company unless (i) the exercise price of such ISO is at least one hundred ten percent (110%) of the Fair Market Value of a share of Capital Stock at the time such ISO is granted and (ii) such ISO is not exercisable after the expiration of five years from the date it is granted.

(e)	Repricing.

Notwithstanding anything to the contrary herein, Alphabet may not reprice any Option without the approval of the stockholders of Alphabet. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of an Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling an Option at a time when its exercise price exceeds the Fair Market Value of the underlying Capital Stock, in exchange for another Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by The NASDAQ Stock Market.

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7.	Other Stock-Based Awards

The Committee may grant equity-based or equity-related awards not otherwise described herein in such amounts and subject to such terms and conditions as the Committee shall determine. Without limiting the generality of the preceding sentence, each such Other Stock-Based Award may (a) involve the transfer of actual shares of Capital Stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of Capital Stock, (b) be subject to performance-based and/or service-based conditions, (c) be in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units or share-denominated performance units, (d) be designed to comply with applicable laws of jurisdictions other than the United States and (e) be designed to qualify as Performance-Based Compensation; provided, that each Other Stock-Based Award shall be denominated in, or shall have a value determined by reference to, a number of shares of Capital Stock that is specified at the time of the grant of such award.

8.	Cash Incentive Awards

The Committee may grant Cash Incentive Awards with respect to any Performance Period, subject to terms and conditions determined by the Committee in its sole discretion, provided that such terms and conditions are consistent with the terms and conditions of the Plan. Cash Incentive Awards may be settled in cash or in other property, including shares of Capital Stock, provided that the term “Cash Incentive Award” shall exclude any Stock Incentive Award. Cash Incentive Awards shall be designed to qualify as Performance- Based Compensation.

9.	Performance-Based Compensation
(a)	Calculation

The amount payable with respect to an Incentive Award that is intended to qualify as Performance-Based Compensation shall be determined in any manner permitted by Section 162(m) of the Code.

(b)	Discretionary Reduction

Unless otherwise specified in the agreement evidencing the grant of an Incentive Award that is intended to qualify as Performance-Based Compensation, the Committee may, in its discretion, reduce or eliminate the amount payable to any Participant with respect to the Incentive Award, based on such factors as the Committee may deem relevant, but the Committee may not increase any such amount above the amount established in accordance with the relevant Performance Schedule. For purposes of clarity, the Committee may exercise the discretion provided by the foregoing sentence in a non-uniform manner among Participants.

(c)	Performance Measures

The performance goals upon which the payment or vesting of any Incentive Award (other than Options and stock appreciation rights) that is intended to qualify as Performance-Based Compensation depends shall relate to one or more of the following Performance Measures: market price of Capital Stock, earnings per share of Capital Stock, income, net income or profit (before or after taxes), economic profit, operating income, operating margin, profit margin, gross margins, return on equity or stockholder equity, total shareholder return, market capitalization, enterprise value, cash flow (including but not limited to operating cash flow and free cash flow), cash position, return on assets or net assets, return on capital, return on invested capital, return on sales, stockholder returns, economic value added, cash value added, earnings or net earnings (before or after interest, taxes, depreciation and amortization), earnings from continuing operations, operating earnings, controllable profits, sales or revenues, sales growth, new orders, capital or investment, ratio of debt to debt plus equity, ratio of operating earnings to capital spending, new product innovation, product release schedules or ship targets, market share, cost reduction goals, inventory or supply chain management initiatives, budget comparisons, implementation or completion of specified projects or processes, customer satisfaction MBOs (management by objectives), productivity, expense, margins, operating efficiency, working capital, the formation of joint ventures, research or development collaborations, or the completion of other transactions, any other measure of financial performance that can be determined pursuant to GAAP, or any combination of any of the foregoing.

A Performance Measure (i) may relate to the performance of the Participant, Alphabet, a Subsidiary of Alphabet, the Company, any business group, business unit or other subdivision of the Company, or any combination of the foregoing, as the Committee deems appropriate and (ii) may be expressed as an amount, as an increase or decrease over a specified period, as a relative comparison to the performance of a group of comparator companies or a published or special index, or any other external measure of the selected performance criteria, as the Committee deems appropriate. The measurement of any Performance Measure may exclude the impact of unusual, non-recurring or extraordinary items or expenses; items relating to financing activities; charges for restructurings or productivity initiatives; other non-operating items; discontinued operations; items related to the disposal of a business or segment of a business; the cumulative effect of changes in accounting treatment; items related to a change in accounting principle; items related to changes in applicable laws or business conditions; any impact of impairment of tangible or intangible assets; any impact of the issuance or repurchase of equity securities and or other changes in the number of outstanding shares of any class of Alphabet equity securities; any gain, loss, income or expense attributable to acquisitions or dispositions of stock or assets; items attributable to the business operations of any entity acquired by Alphabet during a Performance Period; stock-based compensation expense; in-process research and development expense; future contributions to the Google Foundation; gain or loss from all or certain

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claims and/or litigation and insurance recoveries; items that are outside the scope of Alphabet’s core, ongoing business activities; and any other items, each determined in accordance with GAAP and as identified in Alphabet’s audited financial statements, including the notes thereto.

(d)	Performance Schedules

Within ninety (90) days after the beginning of a Performance Period, and in any case before twenty-five percent (25%) of the Performance Period has elapsed, the Committee shall establish (a) Performance Targets for such Performance Period, (b) Target Awards for each Participant, and (c) Performance Schedules for such Performance Period.

(e)	Termination of Employment

With respect to an Incentive Award that is intended to qualify as Performance-Based Compensation, the consequences of the termination of employment of the Participant holding such Incentive Award shall be determined by the Committee in its sole discretion and set forth in the applicable agreement evidencing the grant of the Incentive Award, it being intended that no agreement providing for a payment to a Participant upon termination of employment shall be given effect to the extent that it would cause an Incentive Award that was intended to qualify as Performance-Based Compensation to fail to so qualify.

(f)	Committee Discretion

Nothing in this Section 9 is intended to limit the Committee’s discretion to adopt conditions with respect to any Incentive Award that is not intended to qualify as Performance-Based Compensation. In addition, the Committee may, subject to the terms of the Plan, amend previously granted Incentive Awards in a way that disqualifies them as Performance-Based Compensation.

10.	Adjustment Upon Certain Changes

Subject to any action by the stockholders of Alphabet required by law, applicable tax rules or the rules of any exchange on which shares of common stock of Alphabet (for the avoidance of doubt, references to common stock of Alphabet in this Plan shall include Capital Stock) are listed for trading:

(a)	Shares Available for Grants In the event of any change in the number or type of shares of common stock of Alphabet outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, or any change in the type and number of shares of common stock of Alphabet outstanding by reason of any other event or transaction, the Committee shall make appropriate adjustments in the type and maximum aggregate number of shares with respect to which the Committee may grant Incentive Awards, the type and maximum aggregate number of shares with respect to which the Committee may grant Incentive Awards that are intended to be ISOs, and the type and maximum aggregate number of shares with respect to which the Committee may grant Incentive Awards that are intended to qualify as Performance-Based Compensation to any Covered Employee in any calendar year.
(b)	Increase or Decrease in Issued Shares Without Consideration

In the event of any increase or decrease in the number or type of issued shares of common stock of Alphabet resulting from a subdivision or consolidation of shares of common stock of Alphabet or the payment of a stock dividend (but only on the shares of common stock of Alphabet), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall appropriately adjust the type or number of shares subject to each outstanding Incentive Award and the exercise price per share, if any, of shares subject to each such Incentive Award.

(c)	Certain Mergers

In the event of any merger, consolidation or similar transaction as a result of which the holders of shares of Capital Stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the Committee shall appropriately adjust each Incentive Award outstanding on the date of such merger or consolidation so that it pertains and applies to the securities which a holder of the number of shares of Capital Stock subject to such Incentive Award would have received in such merger or consolidation.

(d)	Certain Other Transactions

In the event of (i) a dissolution or liquidation of Alphabet, (ii) a sale of all or substantially all of the Company’s assets (on a consolidated basis) or (iii) a merger, consolidation or similar transaction involving Alphabet in which the holders of shares of Capital Stock receive securities and/or other property, including cash, other than shares of the surviving corporation in such transaction, the Committee shall, in its sole discretion, have the power to:

(A)	cancel, effective immediately prior to the occurrence of such event, each Incentive Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Participant to whom such Incentive Award was granted an amount in cash, for each share of Capital Stock subject to such Incentive Award, equal to the value, as determined by the Committee, of such share of Capital Stock, provided that with respect to the shares of Capital Stock subject to any outstanding Option such value shall be equal to the excess of (1) the value, as determined by the Committee, of the property (including cash) received by the holder of a share of Capital Stock as a result of such event over (2) the exercise price of a share of Capital Stock subject to such Option; or

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(B)	provide for the exchange of each Incentive Award (whether or not then exercisable or vested) for an Incentive Award with respect to (1) some or all of the property which a holder of the number of shares of Capital Stock subject to such Incentive Award would have received in such transaction or (2) securities of the acquirer or surviving corporation, and, incident thereto, make an equitable adjustment as determined by the Committee in the exercise price per share, if any, of stock subject to the Incentive Award, or the number of shares or amount of property subject to the Incentive Award or provide for a payment (in cash or other property) to the Participant to whom such Incentive Award was granted in partial consideration for the exchange of the Incentive Award.
(e)	Other Changes

In the event of any change in the capitalization of Alphabet or corporate change other than those specifically referred to in paragraphs 10(b), (c) or (d), including without limitation, any extraordinary cash dividend, spin-off, split-off, sale of a Subsidiary or business unit, or similar transaction, the Committee may make such adjustments in the issuer, number and class of shares subject to Stock Incentive Awards outstanding on the date on which such change occurs, such as, for example, a rollover of Stock Incentive Awards, and in such other terms of such Incentive Award, including without limitation in any Performance Schedule, Performance Target or Target Award, as the Committee may consider appropriate, provided that if any such Incentive Award is intended to be Performance-Based Compensation such adjustment is consistent with the requirements of Section 162(m) of the Code.

(f)	Cash Incentive Awards

In the event of any transaction or event described in this Section 10, including without limitation any corporate change referred to in paragraph (e) hereof, the Committee may, in its sole discretion, make such adjustments in any Performance Schedule, Performance Target or Target Award, and in such other terms of any Cash Incentive Award, as the Committee may consider appropriate in respect of such transaction or event, provided that such adjustments must be consistent with the requirements of Section 162(m) of the Code.

(g)	No Other Rights

Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of Alphabet or any other corporation. Except as expressly provided in the Plan, no issuance by Alphabet of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares or amount of other property subject to, or the terms related to, any Incentive Award.

(h)	Savings Clause

No provision of this Section 10 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code.

11.	Rights Under the Plan

No Person shall have any rights as a stockholder with respect to any shares of Capital Stock covered by or relating to any Incentive Award until the date of the issuance of such shares on the books and records of Alphabet. Except as otherwise expressly provided in Section 10 hereof, no adjustment of any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date of such issuance. Nothing in this Section 11 is intended, or should be construed, to limit the authority of the Committee to cause the Company to make payments based on the dividends that would be payable with respect to any share of Capital Stock if it were issued or outstanding, or from granting rights related to such dividends.

The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

12.	No Special Employment Rights; No Right to Incentive Award
(a)	Nothing contained in the Plan or any agreement evidence the grant of any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by or service to the Company or interfere in any way with the right of the Company at any time to terminate such employment or service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.
(b)	No person shall have any claim or right to receive an Incentive Award hereunder. The Committee’s granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.
13.	Securities Matters
(a)	Alphabet shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Capital Stock to be issued hereunder or to effect similar compliance under any state or local laws. Notwithstanding anything herein to the contrary, Alphabet shall not be obligated to cause to be issued any shares of Capital Stock pursuant to the Plan unless and until Alphabet is advised by its counsel that the issuance of such shares is in compliance with all applicable laws, regulations

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of governmental authority and the requirements of any securities exchange on which shares of Capital Stock are traded. The Committee may require, as a condition to the issuance of shares of Capital Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that any certificates representing such shares bear such legends, as the Committee deems necessary or desirable.

(b)	The exercise of any Option granted hereunder shall only be effective at such time as counsel to Alphabet shall have determined that the issuance of shares of Capital Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Capital Stock are traded. Alphabet may, in its sole discretion, defer the effectiveness of an exercise of an Option hereunder or the issuance of shares of Capital Stock pursuant to any Incentive Award pending or to ensure compliance under federal, state or local securities laws. Alphabet shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option or the issuance of shares of Capital Stock pursuant to any Incentive Award. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.
14.	Withholding Taxes
(a)	Cash Remittance

Whenever shares of Capital Stock are to be issued upon the exercise of an Option or the grant or vesting of an Incentive Award, and whenever any amount shall become payable in respect of any Incentive Award, Alphabet shall have the right to require the Participant to remit to Alphabet in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, grant, vesting or payment prior to issuance of such shares or the effectiveness of the lapse of such restrictions or making of such payment. In addition, upon the exercise or settlement of any Incentive Award in cash, or the making of any other payment with respect to any Incentive Award (other than in shares of Capital Stock), Alphabet shall have the right to withhold from any payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, settlement or payment.

(b)	Stock Remittance

At the election of the Participant, subject to the approval of the Committee, when shares of Capital Stock are to be issued upon the exercise, grant or vesting of an Incentive Award, the Participant may tender to Alphabet a number of shares of Capital Stock that have been owned by the Participant for at least six months (or such other period as the Committee may determine) having a Fair Market Value at the tender date determined by the Committee to be sufficient to satisfy withholding tax requirements, if any, attributable to such exercise, grant or vesting, but in no event exceeding the maximum statutory tax rates of the Participant’s applicable jurisdiction (or such other rate as would not trigger a negative accounting impact), as determined by Alphabet in its sole discretion. Such election shall satisfy the Participant’s obligations under Section 14(a) hereof, if any.

(c)	Stock Withholding

When shares of Capital Stock are to be issued to a Participant upon the exercise, grant or vesting of an Incentive Award, Alphabet shall have the authority to withhold a number of such shares having a Fair Market Value at the date of the applicable taxable event determined by the Committee to be sufficient to satisfy withholding tax requirements, if any, attributable to such exercise, grant or vesting, but in no event exceeding the maximum statutory tax rates of the Participant’s applicable jurisdiction (or such other rate as would not trigger a negative accounting impact), as determined by Alphabet in its sole discretion.

15.	Amendment or Termination of the Plan

The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires stockholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. The preceding sentence shall not restrict the Committee’s ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No provision of this Section 15 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code. Except as expressly provided in the Plan, no action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any previously granted and outstanding Incentive Award. Nothing in the Plan shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.

16.	No Obligation to Exercise

The grant to a Participant of an Incentive Award shall impose no obligation upon such Participant to exercise such Incentive Award.

17.	Transfers Upon Death

Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised by the Participant’s designated beneficiary, provided that such beneficiary has been designated prior to the Participant’s death, to the extent permitted by the Committee (a “Permitted Designation”). Each such Permitted Designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such effective Permitted

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Designation, such Incentive Awards may be exercised only by the executors or administrators of the Participant’s estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind Alphabet unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award.

18.	Expenses and Receipts

The expenses of the Plan shall be paid by the Company. Any proceeds received by Alphabet in connection with any Incentive Award will be used for general corporate purposes.

19.	Governing Law

The Plan and the rights of all persons under the Plan shall be construed and administered in accordance with the laws of the State of New York without regard to its conflict of law principles.

20.	Effective Date and Term of Plan

The Plan was approved by the board of directors of Google Inc. on April 11, 2012, approved by the stockholders of Google Inc. on June 21, 2012, assumed by Alphabet on October 2, 2015, amended and restated by the Board of Directors as of October 2, 2015, amended by the Board of Directors on of March 30, 2016 and approved by the stockholders on June 8, 2016, amended by the Leadership Development and Compensation Committee of the board of directors of Alphabet on July 27, 2016; amended by the Board of Directors on April 14, 2017 and approved by the stockholders on June 7, 2017; and amended by the Board of Directors on April 18, 2018, subject to the approval of the amendment by the stockholders of Alphabet. No grants of Incentive Awards may be made under the Plan after April 11, 2022.

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INFORMATION CONCERNING ALPHABET’S ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

We are pleased to invite you to attend Alphabet’s 2018 Annual Meeting of Stockholders to be held on Wednesday, June 6, 2018 at 9:00 a.m., local time, at Alphabet’s headquarters located at:

1600 Amphitheatre Parkway
Mountain View, California 94043

Check-in begins at 7:30 a.m., local time, at:

1255 Pear Avenue

Mountain View, California 94043

Meeting begins at 9:00 a.m.

If You Plan to Attend the Annual Meeting:

●	It is important that you let us know in advance by marking the appropriate box on the enclosed proxy card if you requested to receive printed proxy materials, or, if you vote by telephone or Internet, indicating your plans when prompted.
●	If you are a beneficial owner, like a vast majority of our stockholders, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described in the proxy statement so that your vote will be counted if you later decide not to attend the Annual Meeting.
●	Please note that space limitations make it necessary for us to limit attendance to our stockholders. Only Alphabet stockholders of Class A and/or Class B common stock as of the close of business on April 18, 2018 are entitled to vote at our Annual Meeting.
●	You must be registered to be admitted to the Annual Meeting. Registration will take place at 1255 Pear Avenue, Mountain View, California 94043 (see directions below). Parking will only be available at the 1255 Pear Avenue parking lot.
●	Admission will be on a first-come, first-served basis. Check-in and registration will begin promptly at 7:30 a.m., local time. Alphabet will be serving breakfast to attendees.
●	Each stockholder should be prepared to present:
(1)	valid photo identification, such as a driver’s license or passport; and
(2)	stockholders holding their shares through a broker, bank, trustee, or nominee will need to bring proof of beneficial ownership as of the Record Date, such as their most recent account statement reflecting their stock ownership prior to April 18, 2018, a copy of the voting instruction form provided by their broker, bank, trustee, or nominee, or similar evidence of ownership.
●	Use of cameras, recording devices, computers, and other electronic devices, such as smartphones and tablets, will not be permitted at the Annual Meeting. Photography is prohibited at the Annual Meeting.
●	Please allow ample time for check-in. Due to security measures, large bags and packages will not be permitted, and you and your items will be subject to search prior to your admittance to the Annual Meeting.

Directions to registration and parking from either San Jose or San Francisco:

(1)	Follow Route 101 to the Shoreline Boulevard exit.
(2)	Follow the signs to the 1255 Pear Avenue parking lot (cross back over 101 if you are coming from the north/just stay right if you are coming from the south).
(3)	Go past La Avenida Street and continue on Shoreline Boulevard. You will pass the Computer History Museum on your right.
(4)	Turn right onto Pear Avenue and follow the signs to the parking lot.

Parking will only be available at the parking lot of 1255 Pear Avenue, Mountain View, California 94043. We will provide a shuttle bus to take you to our headquarters for the Annual Meeting.

* * * * *

ALPHABET INC. | 2018 Proxy Statement     A-10

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Alphabet 2018 Annual Meeting of Stockholders -
Parking and Registration Map

Parking & Registration

Shuttle Stop

Alphabet

Parking & Registration, 1255 Pear Ave, Mountain View

N Shoreline Blvd
Shoreline Golf Links
Stevens Creek Shoreline Nature Study Area
Parking Lot E
North Rd
Shoreline Amphitheatre
Parking Lot C
Crittenden Ln
Stierlin Ct
Alphabet
Googleplex
Shuttle Stop
Charleston Rd
Google Visitor Center Beta
Huff Ave
Alta Ave
Charleston Campus
Shorebird Way
Space Park Way
Plymouth St
Santiago Villa
Building PR55
Parking & Registration
Computer History Museum
La Avenida St
Spring St
Morgan St
Stevens Creek
NASA Ames Research Center Boundary
Wright Ave
Parsons Ave
Allen Rd
De France Ave
R T Jones Rd
Vernon Ave
Clark Rd
Stevens Creek Trail
Sierra Vista Ave
W Middlefield Rd
Terra Bella Ave
San Ramon Ave
Farley St
Burgoyne St
San Luis Ave
Elsie Ave
REX MANOR
The Shadows Apartments
San Lucas Ave
Village Lake Apartments
Vaquero Dr
Safeway
Montecito Ave
Moffett Blvd
Emily Dr
NORTH WHISMAN
Tyrella Ave
Beatrice St
Wright Ave
Granada Dr
German International School of Silicon Valley
JACKSON PARK
Cypress Point Dr
Google Qua
Map data ©2018 Google

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Admission Ticket
C123456789

IMPORTANT ANNUAL MEETING INFORMATION	000004	000000000.000000 ext 000000000.000000 ext
ENDORSEMENT_LINE ______________ SACKPACK ______________		000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
Electronic Voting Instructions
MR A SAMPLE		Available 24 hours a day, 7 days a week!
DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6		Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 6, 2018.
Vote by Internet • Go to www.envisionreports.com/googl • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch-tone telephone
• Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card	1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Election of Directors — The Board of Directors recommends a vote FOR the listed nominees.

1. Nominees:	For	Withhold		For	Withhold		For	Withhold	+

01 - Larry Page	☐	☐	02 - Sergey Brin	☐	☐	03 - Eric E. Schmidt	☐	☐

04 - L. John Doerr	☐	☐	05 - Roger W. Ferguson, Jr.	☐	☐	06 - Diane B. Greene	☐	☐

07 - John L. Hennessy	☐	☐	08 - Ann Mather	☐	☐	09 - Alan R. Mulally	☐	☐

10 - Sundar Pichai	☐	☐	11 - K. Ram Shriram	☐	☐

B	Proposals — The Board of Directors recommends a vote FOR Proposal 2 and 3 and AGAINST Proposals 4, 5, 6, 7, 8, 9 and 10.

	For	Against	Abstain		For	Against	Abstain

2. The ratification of the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2018.	☐	☐	☐	3. The approval of amendments to Alphabet’s 2012 Stock Plan to increase the share reserve by 11,500,000 shares of Class C capital stock and to prohibit the repricing of stock options granted under the 2012 Stock Plan without stockholder approval.	☐	☐	☐

4. A stockholder proposal regarding equal shareholder voting, if properly presented at the meeting.	☐	☐	☐	5. A stockholder proposal regarding a lobbying report, if properly presented at the meeting.	☐	☐	☐

6. A stockholder proposal regarding a report on gender pay, if properly presented at the meeting.	☐	☐	☐	7. A stockholder proposal regarding simple majority vote, if properly presented at the meeting.	☐	☐	☐

8. A stockholder proposal regarding a sustainability metrics report, if properly presented at the meeting.	☐	☐	☐	9. A stockholder proposal regarding board diversity and qualifications, if properly presented at the meeting.	☐	☐	☐

10. A stockholder proposal regarding a report on content governance, if properly presented at the meeting.	☐	☐	☐

	C 1234567890 J N T 1 U P X 3 7 6 4 5 6 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND	+
02TS7G

2018 Annual Meeting Admission Ticket
2018 Annual Meeting of Alphabet’s Stockholders June 6, 2018, 9:00 a.m., local time Alphabet’s Headquarters

1600 Amphitheatre Parkway, Mountain View, California 94043

Upon arrival, please present this admission ticket and photo identification at the registration desk located at
1255 Pear Avenue, Mountain View, CA 94043.

If You Plan to Attend the Annual Meeting:
	•	It is important that you let us know in advance by marking the appropriate box on this proxy card if you requested to receive printed proxy materials, or, if you vote by telephone or Internet, indicating your plans when prompted.
	•	If you are a beneficial owner, like a vast majority of our stockholders, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described in the proxy statement so that your vote will be counted if you later decide not to attend the Annual Meeting.
	•	Please note that space limitations make it necessary for us to limit attendance to our stockholders. Only Alphabet stockholders as of the close of business on April 18, 2018 (Record Date) are entitled to attend our Annual Meeting.
	•	You must be registered to be admitted to the Annual Meeting. Registration will take place at 1255 Pear Avenue, Mountain View, CA 94043 (see directions below).
	•	Admission will be on a first-come, first-served basis. Check-in and registration will begin promptly at 7:30 a.m., local time. Alphabet will be serving breakfast to attendees.
	•	Each stockholder should be prepared to present:
(1) valid photo identification, such as a driver’s license or passport; and
(2) stockholders holding their shares through a broker, bank, trustee, or nominee will need to bring proof of beneficial ownership as of the Record Date, such as their most recent account statement reflecting their stock ownership prior to April 18, 2018, a copy of the voting instruction card provided by their broker, bank, trustee, or nominee or similar evidence of ownership.
	•	Use of cameras, recording devices, and other electronic devices, such as smartphones and tablets, will not be permitted at the Annual Meeting. Photography is prohibited at the Annual Meeting. Please also do not bring large bags or packages to the Annual Meeting.
	•	Please allow ample time for check-in. For security reasons, you and your items will be subject to search prior to your admittance to the Annual Meeting.

Directions to registration and parking from either San Jose or San Francisco:
(1)	Follow Route 101 to the Shoreline Boulevard exit.
(2)	Follow the signs to the 1255 Pear Avenue parking lot (cross back over 101 if you are coming from the north/just stay right if you are coming from the south).
(3)	Go past La Avenida Street and continue on Shoreline Boulevard. You will pass the Computer History Museum on your right.
(4)	Turn right onto Pear Avenue and follow the signs to the parking lot at 1255 Pear Avenue, Mountain View, CA 94043. Parking will only be available at the parking lot at 1255 Pear Avenue. A shuttle bus will be available to take you to our headquarters for the Annual Meeting.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Alphabet Inc.	+

This proxy is solicited by the Board of Directors for use at the Annual Meeting on June 6, 2018.

You hereby authorize Larry Page, Ruth M. Porat, David C. Drummond, Kent Walker and Kathryn W. Hall, or any of them, each with full power of substitution, to represent you and vote all of your shares of Class A common stock and/or Class B common stock of Alphabet Inc. held of record as of the close of business on April 18, 2018, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Alphabet Inc., on June 6, 2018 or at any postponement or adjournment thereof. You hereby revoke all proxies previously given.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

In their discretion, Larry Page, Ruth M. Porat, David C. Drummond, Kent Walker and Kathryn W. Hall, or any of them, are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” ALL DIRECTOR NOMINEES, “FOR” PROPOSALS 2 AND 3, “AGAINST” PROPOSALS 4, 5, 6, 7, 8, 9 AND 10 AND IN THE DISCRETION OF THE PROXYHOLDERS ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES, “FOR” PROPOSALS 2 AND 3, “AGAINST” PROPOSALS 4, 5, 6, 7, 8, 9 AND 10.

C	Non-Voting Items
Change of Address — Please print new address below.	Meeting Attendance
	Mark box to the right if	☐
you plan to attend the
Annual Meeting.

D	Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below
Please sign exactly as your name(s) appear on the proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - D ON BOTH SIDES OF THIS CARD.	+